1933 Act Registration No. 333-

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective [ ] Post-Effective
                           Amendment No. Amendment No.


                       EVERGREEN SELECT FIXED INCOME TRUST
                  (Evergreen Select Total Return Bond Fund and
                       Evergreen Select Income Plus Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
             Sullivan & Worcester LLP 1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

         Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

         The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment
Company Act of 1940 (File No. 333-36019; accordingly, no fee is payable herewith. Pursuant to Rule 429, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's fiscal year ended September 30, 1999 was filed with the Commission on December 29, 1999.

         It is proposed that this filing will become effective on May 12, 2000 pursuant to Rule 488 of the Securities Act of 1933.







                       EVERGREEN SELECT FIXED INCOME TRUST

                              CROSS REFERENCE SHEET


         Pursuant to Rule 481(a) under the Securities Act of 1933


                                               Location in Prospectus/
Item of Part A of Form N-14                    Proxy Statement
---------------------------                    -----------------------

1.       Beginning of Registration             Cross Reference Sheet;
         Statement and Outside                 Cover Page
         Front Cover Page of
         Prospectus

2.       Beginning and Outside                 Table of Contents
         Back Cover Page of
         Prospectus

3.       Fee Table, Synopsis and               Summary; Risks
         Risk Factors

4.       Information About the                 Cover Page; Summary; Merger
         Transaction                           Information; Information on
                                               Shareholders' Rights; Voting
                                               Information Concerning the
                                               Meeting; Exhibit A (Agreement
                                               and Plan of Reorganization)

5.       Information about the                 Cover Page; Summary;
         Registrant                            Risks; Merger Information;
                                               Information on
                                               Shareholders' Rights;
                                               Additional Information


6.       Information about the                 Cover Page; Summary;
         Company Being Acquired                Risks; Merger Information;
                                               Information on
                                               Shareholders' Rights;
                                               Voting Information Concerning
                                               the Meeting; Additional
                                               Information

7.       Voting Information                    Cover Page; Summary;
                                               Information on Shareholders'
                                               Rights; Voting Information
                                               Concerning the Meeting;
                                               Instructions for Voting and
                                               Executing Proxy Cards

8.       Interest of Certain                   Financial Statements and
         Persons and Experts                   Experts; Legal Matters

9.       Additional Information                Inapplicable
         Required for Reoffering
         by Persons Deemed to be
         Underwriters


                                               Location in Statement of
Item of Part B of Form N-14                    Additional Information
---------------------------                    -----------------------

10.      Cover Page                            Cover Page

11.      Table of Contents                     Cover Page

12.      Additional Information                Statement of Additional
         About the Registrant                  Information of the
                                               Evergreen Select Fixed Income
                                               Funds, dated February 1, 2000
                                               as it relates to Evergreen
                                               Select Income Plus Fund

13.      Additional Information                Statement of Additional
         about the Company Being               Information of Evergreen
         Acquired                              Select Fixed Income
                                               Funds, dated February 1, 2000
                                               as it relates to Evergreen
                                               Select Total Return Bond Fund

14.      Financial Statements                  Financial Statements
                                               of Evergreen Select Income Plus
                                               Fund dated September 30, 1999;
                                               Financial Statements of
                                               Evergreen Select Total Return
                                               Bond Fund dated September 30,
                                               1999


                                              Location in Prospectus/
Item of Part C of Form N-14                   Proxy Statement
---------------------------                   -----------------------

15.      Indemnification                       Incorporated by Reference
                                               to Part A Caption -
                                               Information on Shareholders'
                                               Rights - "Liability and
                                               Indemnification of
                                               Trustees"

16.      Exhibits                              Item 16.  Exhibits

17.      Undertakings                          Item 17.  Undertakings

                      EVERGREEN SELECT FIXED INCOME TRUST

                                    PART A

                           PROSPECTUS/PROXY STATEMENT

                                                                  4/12/00 DRAFT

                            [THIS IS THE FRONT COVER]
                                      LOGO

                     EVERGREEN SELECT TOTAL RETURN BOND FUND
                               200 BERKELEY STREET
                                BOSTON, MA 02116
May 26, 2000

Dear Shareholder,

As a shareholder of Evergreen Select Total Return Bond Fund ("Select Total Return Bond Fund"), you are invited to vote on a proposal to merge Select Total Return Bond Fund into Evergreen Select Income Plus Fund ("Select Income Plus Fund"), another mutual fund within the Evergreen Family of Funds. THE BOARD OF TRUSTEES OF EVERGREEN SELECT FIXED INCOME TRUST HAS APPROVED THE MERGER AND RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

If approved by shareholders, this is how the merger will work:

o    Your Fund will transfer its assets and liabilities to Select Income Plus
     Fund.
o Select Income Plus Fund will issue new shares that will be distributed to you in an amount equal to the value of your Select Total Return Bond Fund shares. You will receive Institutional or Institutional Service shares of Select Income Plus Fund, depending on the class of shares of Select Total Return Bond Fund you currently hold. Although the NUMBER of shares you hold may change, the total VALUE of your investment will not change as a result of the merger.
o You will not incur any sales loads or similar transaction charges as a result of the merger.

The merger is intended to be tax free for federal income tax purposes. Details about Select Income Plus Fund's investment objective, portfolio management team, performance, etc. along with additional information about the proposed merger, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information. Votes on the proposal will be cast at a special meeting of Select Total Return Bond Fund's shareholders to be held on July 14, 2000. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

If you have any questions about the proposal or the proxy card, please call Shareholder Communications Corporation, our proxy solicitor, at 800-645-8640. You may record your vote by telephone by calling 800-645-8640. You may also FAX your completed and signed proxy card (both front and back sides) or vote on the Internet by following the voting instructions as outlined on your proxy card. If the Fund does not receive a sufficient number of votes in favor of the merger, you may receive a telephone call from Shareholder Communications Corporation requesting your vote. The expenses of the merger, including the costs of soliciting proxies, will be paid by First Union National Bank.

Thank you for taking this matter seriously and participating in this important process.



                            Sincerely,



                            [Signature]



                            William M. Ennis

                            PRESIDENT, Evergreen Funds

                     EVERGREEN SELECT TOTAL RETURN BOND FUND

                               200 BERKELEY STREET

                           BOSTON, MASSACHUSETTS 02116



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JULY 14, 2000

         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Evergreen Select Total Return Bond Fund ("Select Total Return Bond Fund"), a series of Evergreen Select Fixed Income Trust, will be held at the offices of the Evergreen Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on July 14, 2000 at 2:00 p.m. for the following purposes:

1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of April 30, 2000, providing for the acquisition of all the assets of Select Total Return Bond Fund by Evergreen Select Income Plus Fund ("Select Income Plus Fund"), a series of Evergreen Select Fixed Income Trust, in exchange for shares of Select Income Plus Fund and the assumption by Select Income Plus Fund of the identified liabilities of Select Total Return Bond Fund. The Plan also provides for distribution of these shares of Select Income Plus Fund to shareholders of Select Total Return Bond Fund in liquidation and subsequent termination of Select Total Return Bond Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Select Total Return Bond Fund.

2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of Select Total Return Bond Fund, the Trustees of Evergreen Select Fixed Income Trust have fixed the close of business on April 28, 2000 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                        By order of the Board of Trustees



                                        William M. Ennis
                                        PRESIDENT

May 26, 2000

                   INFORMATION RELATING TO THE PROPOSED MERGER
                                       OF
                     EVERGREEN SELECT TOTAL RETURN BOND FUND
                                      INTO
                        EVERGREEN SELECT INCOME PLUS FUND

This prospectus/proxy statement contains the information you should know before voting on the proposed merger ("Merger") of your Fund into Evergreen Select Income Plus Fund ("Select Income Plus Fund"). If approved, the Merger will result in your receiving shares of Select Income Plus Fund in exchange for your shares of Evergreen Select Total Return Bond Fund ("Select Total Return Bond Fund"). The investment objectives of both Funds are similar. The investment objective of Select Total Return Bond is to seek to maximize total return through a combination of current income and capital growth, by investing primarily in investment grade fixed income securities with complementary investments in high yield foreign and fixed income securities. The investment objective of Select Income Plus Fund is to seek a high level of current income and a potential for capital growth.

Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE
----------------------------------------------------------------- ---------------------------------------------------------------
SEE:                                                              HOW TO GET THESE DOCUMENTS:
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Prospectus for both Funds,  dated February 1, 2000,  WHICH        The Funds make all of these  documents  available  to  you  free
ACCOMPANIES  THIS   PROSPECTUS/PROXY STATEMENT.                   of charge if you:
                                                                  o        Call 800-645-8640, or
Statement of additional  information for both Funds,  dated       o        Write the Funds at 200 Berkeley Street, Boston,
February 1, 2000.                                                          Massachusetts 02116.

Annual Report for both Funds, dated September 30, 1999.           You can also obtain any of these documents for a fee from the
                                                                  SEC if you:
Semi-annual Report for both Funds, dated March 31, 1999.          o        Call the SEC at 800-SEC-0330,

Statement of additional  information,  dated May 26, 2000,        Or for free if you:
which relates to this prospectus/proxy statement and the          o        Go to the SEC Website (http://www.sec.gov).
Merger.
                                                                  To ask questions about this prospectus/proxy statement:
                                                                  o        Call 800-645-8640, or
                                                                  o        Write to the Funds at 200 Berkeley Street, Boston,
                                                                           Massachusetts 02116.
----------------------------------------------------------------- ---------------------------------------------------------------

INFORMATION RELATING TO THE FUNDS CONTAINED IN THE FUNDS' SEMI-ANNUAL REPORT, ANNUAL REPORT, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THIS PROSPECTUS/PROXY STATEMENT, IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS/PROXY STATEMENT. THIS MEANS THAT SUCH INFORMATION IS LEGALLY CONSIDERED TO BE PART OF THIS DOCUMENT.

       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR COMPLETE, NOR
      HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU
                            OTHERWISE IS COMMITTING A
                                     CRIME.

   THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A
      BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF
                                  YOUR ORIGINAL
                                   INVESTMENT.

            The address of both Funds is 200 Berkeley Street, Boston,
                 Massachusetts 02116 (Telephone: 800-343-2898).


                  PROSPECTUS/PROXY STATEMENT DATED MAY 26, 2000



                                TABLE OF CONTENTS

SUMMARY.......................................................................
What are the key features of the Merger?......................................
After the Merger, what class of shares of Foundation Fund will I own?.........
How do the Funds' investment objectives, principal investment strategies and risks compare?.....................
How do the Funds' sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?.......................................
How do the Funds' performance records compare?...............................
Who will be the Investment Advisor and Portfolio Manager of my Fund after the
Merger? What will the advisory fee be after the Merger?.......................
What will be the primary federal tax consequences of the Merger?..............

RISKS.........................................................................

MERGER INFORMATION............................................................
Reasons for the Merger........................................................
Agreement and Plan of Reorganization..........................................
Federal Income Tax Consequences...............................................
Pro-forma Capitalization......................................................
Distribution of Shares........................................................
Purchase and Redemption Procedures............................................
Exchange Privileges...........................................................
Dividend Policy...............................................................

INFORMATION ON SHAREHOLDERS' RIGHTS...........................................
Form of Organization..........................................................
Capitalization................................................................
Shareholder Liability.........................................................
Shareholder Meetings and Voting Rights........................................
Liquidation...................................................................
Liability and Indemnification of Trustees.....................................

VOTING INFORMATION CONCERNING THE MEETING.....................................
Shareholder Information.......................................................

FINANCIAL STATEMENTS AND EXPERTS..............................................

LEGAL MATTERS.................................................................

ADDITIONAL INFORMATION........................................................

OTHER BUSINESS................................................................

INSTRUCTIONS FOR VOTING AND EXECUTING PROXY CARDS.............................


EXHIBIT A.....................................................................

EXHIBIT B.....................................................................



                                     SUMMARY



This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement, each Fund's prospectus and statement of additional information and in the Agreement and Plan of Reorganization.

WHAT ARE THE KEY FEATURES OF THE MERGER?

The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of Select Total Return Bond Fund in exchange for shares of Select Income Plus Fund.
o the assumption by Select Income Plus Fund of the identified liabilities of Select Total Return Bond Fund. (The identified liabilities consist only of those liabilities reflected on Select Total Return Bond Fund's statement of assets and liabilities determined immediately preceding the Merger.)
o the liquidation of Select Total Return Bond Fund following distribution of shares of Select Income Plus Fund to Select Total Return Bond Fund's shareholders.

The Merger is scheduled to take place on or about July 24, 2000.

AFTER THE MERGER, WHAT CLASS OF SHARES OF SELECT INCOME PLUS FUND WILL I OWN?

----------------------------------------------------------------- ---------------------------------------------------------------
IF YOU OWN THIS CLASS OF SHARES OF SELECT TOTAL RETURN BOND       YOU WILL GET THIS CLASS OF SHARES OF SELECT INCOME PLUS FUND:
FUND:
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Institutional                                                     Institutional
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Institutional Service                                             Institutional Service
----------------------------------------------------------------- ---------------------------------------------------------------

The new shares you receive will have the same total value as your Select Total Return Bond Fund shares as of the close of business on the day immediately prior to the Merger.

The Trustees of Evergreen Select Fixed Income Trust, including the Trustees who are not "interested persons" (the "Independent Trustees"), as such term is defined in the Investment Company Act of 1940 (the "1940 Act"), have concluded that the Merger would be in the best interest of Select Total Return Bond Fund's shareholders, and that their interest will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of Select Total Return Bond Fund's shareholders. The Trustees of Evergreen Select Fixed Income Trust have also approved the Plan on behalf of Select Income Plus Fund.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

The following table highlights the comparison between the Funds with respect to their investment objectives and principal investment strategies set forth in each Fund's prospectus and statement of additional information.

------------------------- -------------------------------------------------     --------------------------------------------------
                                   SELECT TOTAL RETURN BOND FUND                         SELECT INCOME PLUS FUND
------------------------- -------------------------------------------------     --------------------------------------------------
------------------------- -------------------------------------------------     --------------------------------------------------
INVESTMENT OBJECTIVE      To seek to maximize total return through a            To seek a high level of current income and a
                          combination of current income and capital             potential for capital growth.
                          growth,  by investing  primarily in  investment  grade
                          fixed income securities with complementary investments
                          in high yield foreign and fixed income securities.
------------------------- -------------------------------------------------      --------------------------------------------------
------------------------- -------------------------------------------------      --------------------------------------------------
PRINCIPAL INVESTMENT      o        Pursues a controlled risk approach            o        Focuses on the maximization of
STRATEGIES                     which uses duration adjustment, sector            portfolio yield to achieve its objective.
                               composition and security selection in an          o        Utilizes a proprietary credit analysis
                               effort to exceed the return of its                and scoring system to identify undervalued
                               benchmark.                                        and overlooked fixed income instruments
                          o        Invests at least 65% of its total             with potential for capital growth.
                               assets in investment grade debt                   o        Invests at least 65% of its total
                               securities, including debt securities             assets in investment grade debt securities,
                               issued or guaranteed by the U.S. Treasury         including debt securities issued or
                               or by an agency or instrumentality of the         guaranteed by the U.S. Treasury or by an
                               U.S. government.                                  agency or instrumentality of the U.S.
                          o        Invests up to 35% of its total assets         government.
                               in mortgage and asset-backed securities,          o        Invests up to 35% of its total assets
                               foreign securities, including non-dollar          in mortgage and asset-backed securities,
                               denominated bonds, and below-investment           foreign securities and below-investment
                               grade corporate debt securities.                  grade securities. Below investment grade
                          o    Seeks a portfolio  duration range of 3 securities
                               are not  currently  intended to to 10 years and a
                               dollar-weighted  average constitute a significant
                               portion of the  maturity  with a range of 4 to 10
                               years. Fund's total assets.                      o     Seeks a portfolio duration not to exceed 6
                                                                                 3/4 years and a dollar-weighted average
                                                                                 maturity of not more than 10 years.

------------------------- ------------------------------------------------- --------------------------------------------------

Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal and, if employed, could result in a lower return and loss of market opportunity.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

A portion of the securities held by Select Total Return Bond Fund may be disposed of in connection with the Merger, which could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.


A principal risk of investing in both Funds is interest rate risk (when interest rates rise, the value of debt securities held by the Funds tends to decline in value). Both Funds are also subject to credit risk (the issuers of the securities in which the Funds invest will be unable to repay principal and pay interest on the securities held by a Fund either at all or on time). Both Funds are subject to mortgage-backed securities risk (the value of these securities changes as interest rates change and mortgages are repaid). Both Funds are subject to foreign investment risk (risks such as currency risk, political turmoil and/or economic instability in the countries in which the Funds invest could adversely affect the value of the Funds' investment). For a detailed comparison of the Funds' risks, see the section entitled "Risks" below.


HOW DO THE FUNDS' SALES CHARGES AND EXPENSES COMPARE? WILL I BE ABLE TO BUY, SELL AND EXCHANGE SHARES THE SAME WAY?

Both Funds offer Institutional and Institutional Service shares. Neither class of shares is subject to any sales charges. The procedures for buying, selling and exchanging shares of the Funds are identical. For more information, see "Purchase and Redemption Procedures" and "Exchange Privileges" below.

The following tables allow you to compare the expenses of the two Funds. The table entitled "Select Income Plus Fund Pro Forma" also shows you what the expenses are estimated to be assuming the Merger takes place.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

You pay no shareholder transaction fees.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------- -- -------------------------------------------------------
SELECT  TOTAL  RETURN BOND FUND (based on expenses  for      SELECT  INCOME PLUS FUND (based on expenses for the
the fiscal year ended September 30, 1999,  which have        fiscal year ended  September 30, 1999,  which have been
been restated to reflect current contractual rates as        restated to reflect current contractual rates as of
of January 3, 2000)                                          January 3, 2000)
--------------------------------------------------------- -- -------------------------------------------------------
------------ ----------- ------- --------- -------------- -- ---------     ----------- ------- -------- -------------
             MANAGEMENT  12B-1   OTHER     TOTAL FUND                      MANAGEMENT  12B-1   OTHER    TOTAL FUND
             FEES        FEES    EXPENSES  OPERATING                       FEES        FEES    EXPENSES OPERATING
                                           EXPENSES(1)                                                  EXPENSES(3)
------------ ----------- ------- --------- -------------- -- ---------     ----------- ------- -------- -------------
------------ ----------- ------- --------- -------------- -- ---------     ----------- ------- -------- -------------
INSTITUTIONAL   0.32%       0.00%   0.21%     0.53%          INSTITUTIONAL   0.42%       0.00%   0.16%    0.58%
------------ ----------- ------- --------- -------------- -- ---------     ----------- ------- -------- -------------
------------ ----------- ------- --------- -------------- -- ---------     ----------- ------- -------- -------------
INSTITUTIONAL   0.32%       0.25%   0.21%     0.78%          INSTITUTIONAL   0.42%       0.25%   0.16%    0.83%
SERVICE                                                      SERVICE
------------ ----------- ------- --------- -------------- -- ---------     ----------- ------- -------- -------------
--------------------------------------------------------------------------------------------------------------------

(1) From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses for the Institutional shares were 0.50% and for the Institutional Service shares were 0.75% for the fiscal year ended 9/30/1999.

(2) From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses for the Institutional shares were 0.48% and for the Institutional Service shares were 0.73% for the fiscal year ended 9/30/1999.

---------------------------------------------------------------------------
                         SELECT INCOME PLUS FUND
                                PRO FORMA
(basedon what the estimated  combined  expenses of Select Income Plus Fund would have been for the 12 months ended September 30, 1999)(3)
---------------------------------------------------------------------------
------------ ------------ --------- -------------- ------------------------
             MANAGEMENT   12B-1     OTHER          TOTAL FUND
             FEES         FEES      EXPENSES       OPERATING EXPENSES(4)
------------ ------------ --------- -------------- ------------------------
------------ ------------ --------- -------------- ------------------------
INSTITUTIONAL   0.42%      0.00%        0.15%               0.57%
------------ ------------ --------- -------------- ------------------------
------------ ------------ --------- -------------- ------------------------
INSTITUTIONAL   0.42%      0.25%        0.15%               0.82%
SERVICE
------------ ------------ --------- -------------- ------------------------
(3) The expenses shown reflect contractual rate changes made on January 3, 2000. At that time, the Fund's advisory fee was reduced in order to offset an increase in the Fund's administrative services fee.

(4) From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. The Fund's investment advisor has agreed to voluntarily waive the management fee and/or reimburse expenses for a period of two years beginning in July 2000 in order to limit Total Fund Operating Expenses to 0.50% for Institutional shares and 0.75% for Institutional Service shares.



The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in Select Total Return Bond Fund versus Select Income Plus Fund and for Select Income Plus Fund pro forma, assuming the Merger takes place, and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

EXAMPLE OF FUND EXPENSES

--------------------------------------------------------- --- ------------------------------------------------------------
             SELECT TOTAL RETURN BOND FUND                                      SELECT INCOME PLUS FUND
--------------------------------------------------------- --- ------------------------------------------------------------
------------------ ------------------ ------------------- --- ---------------- ---------------------- --------------------
                     INSTITUTIONAL      INSTITUTIONAL                              INSTITUTIONAL         INSTITUTIONAL
                                           SERVICE                                                          SERVICE
------------------ ------------------ ------------------- --- ---------------- ---------------------- --------------------
------------------ ------------------ ------------------- --- ---------------- ---------------------- --------------------
AFTER 1 YEAR              $54                $80              AFTER 1 YEAR              $59                   $85
------------------ ------------------ ------------------- --- ---------------- ---------------------- --------------------
------------------ ------------------ ------------------- --- ---------------- ---------------------- --------------------
AFTER 3 YEARS            $170                $249             AFTER 3 YEARS            $186                  $265
------------------ ------------------ ------------------- --- ---------------- ---------------------- --------------------
------------------ ------------------ ------------------- --- ---------------- ---------------------- --------------------
AFTER 5 YEARS            $296                $433             AFTER 5 YEARS            $324                  $460
------------------ ------------------ ------------------- --- ---------------- ---------------------- --------------------
------------------ ------------------ ------------------- --- ---------------- ---------------------- --------------------
AFTER 10 YEARS           $665                $966             AFTER 10 YEARS           $726                 $1,025
------------------ ------------------ ------------------- --- ---------------- ---------------------- --------------------

--------------------------------------------------------------------------------
                             SELECT INCOME PLUS FUND
                                    PRO FORMA
--------------------------------------------------------------------------------
------------------- --------------------------------- --------------------------
                             INSTITUTIONAL                INSTITUTIONAL SERVICE
------------------- --------------------------------- --------------------------
------------------- --------------------------------- --------------------------
AFTER 1 YEAR                      $58                              $84
------------------- --------------------------------- --------------------------
------------------- --------------------------------- --------------------------
AFTER 3 YEARS                     $183                             $262
------------------- --------------------------------- --------------------------
------------------- --------------------------------- --------------------------
AFTER 5 YEARS                     $318                             $455
------------------- --------------------------------- --------------------------
------------------- --------------------------------- --------------------------
AFTER 10 YEARS                    $713                            $1,014
------------------- --------------------------------- --------------------------



HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

The following charts show how each Fund has performed in the past. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

YEAR-BY-YEAR TOTAL RETURN (%)

The chart below shows the percentage gain or loss for the Institutional shares, Select Total Return Bond Fund's oldest class of shares, in each calendar year since its inception on April 20, 1998. It also shows the percentage gain or loss for the Institutional shares, Select Income Plus Fund's oldest class of shares, in each of the past ten calendar years. The chart should give you a general idea of the risks of investing in each Fund by showing how each Fund's return has varied from year-to-year. This chart includes the effects of Fund expenses.

-------------------------------------------------- ---- --------------------------------------------------------------------------
  SELECT TOTAL RETURN BOND FUND (INSTITUTIONAL                      SELECT INCOME PLUS FUND (INSTITUTIONAL SHARES)**
                    SHARES)*
-------------------------------------------------- ---- --------------------------------------------------------------------------
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
          `89`90 `91`92`93 `94`95`96 `97`98`99          `89 `90   `91     `92   `93     `94     `95    `96    `97    `98   `99
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
20%                                                20%            15.26%                        18.65%
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
15%                                                15%                          11.07%
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
10%                                                10%      8.45%         5.12%                               8.87%  7.92%
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
5%                                                 5%                                                  2.14%
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
0                                                  0
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
-5%                                        -1.57%  -5%                                  -4.22%                             -2.06%
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------
-10%                                               -10%
--------- -- --- -- -- --- -- -- --- -- -- ------- ---- --- ----- ------- ----- ------- ------- ------ ------ ------ ----- -------

BEST QUARTER:     3RD QUARTER 1999  +0.63%                    BEST QUARTER:     2ND QUARTER 1995 +6.58%
WORST QUARTER:    4TH QUARTER 1999  -1.57%                    WORST QUARTER:    1ST QUARTER 1994 -3.46%
Year-to-date total return for March 31, 2000 is 0.08%.        Year-to-date total return for March 31, 2000 is 1.10%.


AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED 12/31/1999)

The next table lists each Fund's average annual total return by class over the past one, five and ten years and since inception (through 12/31/1999). This table is intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund's performance with an appropriate broad-based index. Select Total Return Bond Fund's performance is compared with the Lehman Brothers Aggregate Bond Index ("LBABI") which is a fixed income index covering the U.S investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities. Select Income Plus Fund's performance is compared with Lehman Brothers Government/ Corporate Bond Index ("LBGCBI"), which is a fixed income index that includes fixed-rate U.S. government, U.S. government agency and investment grade corporate securities. Each is an unmanaged index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

-------------------------------------------------------------- -- ----------------------------------------------------------------
               SELECT TOTAL RETURN BOND FUND*                                        SELECT INCOME PLUS FUND**
-------------------------------------------------------------- -- ----------------------------------------------------------------
-------------- ----------- --------- ----- ------ ------------ -- ----------- ----------- --------- ------- --------- ------------
               Inception   1 year    5     10     Performance                 Inception   1 year    5 year  10 year   Performance
               Date of               year  year   Since                       Date of                                 Since
               Class                              4/20/1998                   Class                                   8/31/1988
-------------- ----------- --------- ----- ------ ------------ -- ----------- ----------- --------- ------- --------- ------------
-------------- ----------- --------- ----- ------ ------------ -- ----------- ----------- --------- ------- --------- ------------
Institutional  4/20/1998   -1.57%    NA    N/A    0.89%           Institutiona1 1/24/1997  -2.06%    6.86%   6.90%     7.28%
-------------- ----------- --------- ----- ------ ------------ -- ----------- ----------- --------- ------- --------- ------------
-------------- ----------- --------- ----- ------ ------------ -- ----------- ----------- --------- ------- --------- ------------
Institutional  8/3/1998    -1.82%    NA    N/A    0.68%           InstitutionaL 3/2/1998    -2.30%    6.61%   6.65%     7.02%
Service                                                           Service
-------------- ----------- --------- ----- ------ ------------ -- ----------- ----------- --------- ------- --------- ------------
-------------- ----------- --------- ----- ------ ------------ -- ----------- ----------- --------- ------- --------- ------------
LBABI                      -0.82%    NA    N/A    3.31%           LBGCBI                  -2.15%    7.61%   7.65%     8.29%
-------------- ----------- --------- ----- ------ ------------ -- ----------- ----------- --------- ------- --------- ------------

*Historical performance shown for the Institutional Service shares prior to their inception is based on the performance of the Institutional shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to the Institutional Service shares. The Institutional shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower.

** Historical performance shown for Institutional Service shares from 11/24/1997 to their inception is based on the performance of Institutional shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Institutional Service shares. Institutional shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Institutional shares and Institutional Service shares are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance may have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total returns would be as follows: Institutional shares -- 5 year = 6.92%, 10 year = 6.99% and since 8/31/1988 = 7.37%; Institutional
Service shares -- 5 years = 6.68%, 10 year = 6.73% and since 8/31/1988 = 7.11%.


For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Important information about Select Income Plus Fund is also contained in management's discussion of Select Income Plus Fund's performance, attached as Exhibit B to this prospectus/proxy statement. This information also appears in Select Income Plus Fund's most recent annual report.

WHO WILL BE THE INVESTMENT ADVISOR AND PORTFOLIO MANAGER OF MY FUND AFTER THE MERGER? WHAT WILL THE ADVISORY FEE BE AFTER THE MERGER?

MANAGEMENT OF THE FUNDS

The overall management of Select Income Plus Fund and Select Total Return Bond Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Select Fixed Income Trust.

INVESTMENT ADVISOR         First Capital Group ("FCG"), is the investment advisor to Select Income Plus Fund.

                           Facts about FCG:
                           o    Is a  division  of  First  Union  National  Bank
                                ("FUNB"),  which is a subsidiary  of First Union
                                Corporation  ("First  Union"),  the 6th  largest
                                bank holding  company in the United States based
                                on total assets as of March 31, 2000.
                           o    Has been managing money for over 50 years.
                           o    Manages over [$23] billion in assets for [22] of the Evergreen Funds.
                           o    Manages with its affiliates the Evergreen family of mutual funds with assets of approximately [$84.3] billion as of March 31, 2000.
                           o    Is located at 401 South Tryon Street, Charlotte, North Carolina 28288.

ADVISORY FEES For its management and supervision of the daily business affairs of Select Income Plus Fund, FCG is entitled to receive an annual fee equal to 0.42% of the Fund's average daily net assets.

FCG MAY, AT ITS DISCRETION, REDUCE OR WAIVE ITS FEE OR REIMBURSE THE FUND FOR CERTAIN OF ITS OTHER EXPENSES IN ORDER TO REDUCE THE EXPENSE RATIOS. UNLESS OTHERWISE AGREED UPON, FCG MAY ALSO REDUCE OR CEASE THESE VOLUNTARY WAIVERS AND REIMBURSEMENTS AT ANY TIME. IF THE MERGER TAKES PLACE, FCG HAS AGREED TO WAIVE THE MANAGEMENT FEE AND/OR REIMBURSE EXPENSES FOR A PERIOD OF TWO YEARS BEGINNING IN JULY 2000 IN ORDER TO LIMIT SELECT INCOME PLUS FUND'S TOTAL FUND OPERATING EXPENSES TO 0.50% FOR INSTITUTIONAL SHARES AND 0.75% FOR INSTITUTIONAL SERVICE SHARES.

PORTFOLIO MANAGEMENT     J.P. Weaver, CFA, has managed Select Income Plus Fund
                         since November 1997. Since joining FCG in 1994,
                         Mr. Weaver has been a Vice President and Director of Fixed Income Research.

                         Karen Bater, CFA, has managed the Select Income Plus Fund since January 1999. Ms. Bater is a senior portfolio manager and has been a Senior Vice President since October 1999. She joined FCG in 1998 when CoreStates Financial, where she was employed since 1986, was acquired by First Union.

                         Lisa Brown Premo has managed the Select Income Plus Fund since January 1999. Ms. Brown Premo is a Vice President and senior portfolio manager with FCG, and has been with FUNB since 1986. Ms. Brown Premo was a Managing Director with the Capital Markets division from 1991 until October 1996 when she joined FCG as a senior portfolio manager.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE MERGER?

Prior to or at the completion of the Merger, Select Total Return Bond Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by the Fund or its shareholders for federal income tax purposes as a result of receiving Select Income Plus Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Select Income Plus Fund that are received by Select Total Return Bond Fund's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Select Total Return Bond Fund in the hands of Select Income Plus Fund as a result of the Merger will be the same as in the hands of the Fund immediately prior to the Merger, and no gain or loss will be recognized by Select Income Plus Fund upon the receipt of the assets of the Fund in exchange for shares of Select Income Plus Fund and the assumption by Select Income Plus Fund of Select Total Return Bond Fund's identified liabilities.


                                      RISKS

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

--------------------------------------------- ----------------------------------
SELECT TOTAL RETURN BOND FUND                 SELECT INCOME PLUS FUND
--------------------------------------------- ----------------------------------
--------------------------------------------------------------------------------

                     Both Funds are subject to INTEREST RATE
             RISK. Both Funds invest a significant portion of their
                           assets in debt securities.

--------------------------------------------------------------------------------

Interest rate risk is the tendency for the value of debt securities to fall when interest rates go up. Since both Funds primarily invest in debt securities, if interest rates rise, then the value of the Funds' securities may decline. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. When interest rates go down, interest earned by the Funds on their investments may also decline, which could cause the Funds to reduce the dividends they pay.


-------------------------------------------------- -----------------------------
SELECT TOTAL RETURN BOND FUND                      SELECT INCOME PLUS FUND
-------------------------------------------------- -----------------------------
--------------------------------------------------------------------------------

                     Both Funds are subject to CREDIT RISK.
              Both Funds may invest a significant portion of their
          assets in debt securities. Also, both Funds may invest up to
            35% of their assets in below investment grade securities.

--------------------------------------------------------------------------------


The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Funds invest a significant portion of their assets in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis.

Both Funds may also invest a portion of their assets in securities that are below investment grade (i.e., securities rated below Baa by Moody's Investors Services, Inc., below BBB by Standard & Poor's Ratings Services, or unrated securities of comparable quality). Below investment grade securities, or junk bonds, generally are considered to be subject to greater credit risk than higher quality securities because the issuers of below investment grade securities generally are viewed as having greater potential for default than issuers of higher quality bonds. An issuer's ability to make principal and interest payments on its below investment grade debt may be dramatically affected by developments impacting its financial performance, including developments within the markets or industries in which it operates and changes in general economic conditions. Issuers of lower-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Further, the risk of loss due to default by such issuers is significantly greater because lower-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund could also be required to sell the security for an amount substantially below what the Fund paid for it. Even if the issuer of the security did not actually default on its payments, the value of the security could decline if the issuer came to be perceived as being more likely to default. Below investment grade securities are not currently intended to constitute a significant portion of Select Income Plus Fund's total assets.


----------------------------------------------- --------------------------------
SELECT TOTAL RETURN BOND FUND                   SELECT INCOME PLUS FUND
----------------------------------------------- --------------------------------
--------------------------------------------------------------------------------

           Both Funds are subject to MORTGAGE-BACKED SECURITIES RISK.
 Both Funds may invest up to 35% of their assets in mortgage-backed securities.

--------------------------------------------------------------------------------


Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Early repayment of mortgages underlying these securities may expose a Fund to a lower rate of return when it reinvests the principal.



-------------------------------------------------- -----------------------------
SELECT TOTAL RETURN BOND FUND                      SELECT INCOME PLUS FUND
-------------------------------------------------- -----------------------------
--------------------------------------------------------------------------------

               Both Funds are subject to FOREIGN INVESTMENT RISK.
     Both Funds may invest up to 35% of their assets in foreign securities.

--------------------------------------------------------------------------------

Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices. When a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares will be affected by changes in exchange rates.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

Both Funds may invest in futures and options, which are forms of derivatives. Such practices are used to hedge a Fund's portfolio to protect against changes in interest rates, to adjust the portfolio's duration, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income.
Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

The portfolio turnover rate for Select Total Return Bond Fund has been higher than that for Select Income Plus Fund due to the portfolio manager's active portfolio management style. High portfolio turnover may cause a Fund to realize capital gains which, if distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may also result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and its shareholders.



                                                     MERGER INFORMATION

REASONS FOR THE MERGER

At a regular meeting held on March 23-24, 2000, all of the Trustees of Evergreen Select Fixed Income Trust, including the Independent Trustees, considered and approved the Merger; they determined that it was in the best interests of shareholders of Select Total Return Bond Fund and that the interests of existing shareholders of Select Total Return Bond Fund will not be diluted as a result of the transactions contemplated by the Merger.

Before approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Merger. The Trustees considered among other things:

o        the terms and conditions of the Merger;

o whether the Merger would result in the dilution of shareholders' interests;

o        expense ratios, fees and expenses of Select Income Plus Fund and Select
           Total Return Bond Fund;

o        the comparative performance records of each Fund;

o compatibility of the Funds' investment objectives and principal investment strategies;

o the fact that FUNB will bear the expenses incurred by Select Total Return Bond Fund and Select Income Plus Fund in connection with the Merger;

o the fact that Select Income Plus Fund will assume the identified liabilities of Select Total Return Bond Fund;

o the fact that the Merger is expected to be tax free for federal income tax purposes; and

o alternatives available to shareholders of Select Total Return Bond Fund, including the ability to redeem their shares.

During their consideration of the Merger, the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.

In approving the Merger, the Trustees considered the fact that both Funds have similar investment objectives, policies and strategies, as well as similar portfolio characteristics. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Select Total Return Bond Fund with Select Income Plus Fund. As of March 31, 2000, Select Income Plus Fund's total assets were approximately $1.7 billion and Select Total Return Bond Fund's total assets were approximately $142.8 million.

The Trustees also considered the relative performance of each Fund. The past one-year performance for the period ended December 31, 1999 was higher for Select Income Plus Fund than for Select Total Return Bond Fund.

The Trustees also considered the relative expenses of the Funds. Currently, the gross expense ratio of Select Total Return Bond Fund is lower than that of Select Income Plus Fund. If the Merger takes place, FCG has agreed to waive the management fee and/or reimburse expenses for a period of two years beginning in July 2000 in order to limit Select Income Plus Fund's total fund operating expenses to 0.50% for Institutional shares and 0.75% for Institutional Service shares. This advisory fee waiver and expense reimbursement as well as the efficiencies achieved in operating a larger mutual fund would bring the expenses of the combined fund more in line with the current expenses of Select Total Return Bond Fund.

In addition, assuming that an alternative to the Merger would be for Select Total Return Bond Fund to maintain its separate existence, it is believed that the prospect of dividing resources of the Evergreen Fund family between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and greater economies of scale.

Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees believe that the proposed Merger would be in the best interests of each Fund and its shareholders.

AGREEMENT AND PLAN OF REORGANIZATION

The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

The Plan provides that Select Income Plus Fund will acquire all of the assets of Select Total Return Bond Fund in exchange for shares of Select Income Plus Fund and the assumption by Select Income Plus Fund of the identified liabilities of Select Total Return Bond Fund on or about July 24, 2000 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Select Total Return Bond Fund will endeavor to discharge all of its known liabilities and obligations. Select Income Plus Fund will not assume any liabilities or obligations of Select Total Return Bond Fund other than those reflected in an unaudited statement of assets and liabilities of Select Total Return Bond Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). The number of full and fractional shares of each class of Select Income Plus Fund to be received by the shareholders of Select Total Return Bond Fund will be determined by multiplying number of full and fractional shares of the corresponding class of Select Total Return Bond Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Select Total Return Bond Fund by the net asset value per share of the respective class of shares of Select Income Plus Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Select Income Plus Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

At or prior to the Closing Date, Select Total Return Bond Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

As soon after the Closing Date as conveniently practicable, Select Total Return Bond Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Select Income Plus Fund received by Select Total Return Bond Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of Select Total Return Bond Fund's shareholders on Select Income Plus Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Select Income Plus Fund due to the Fund's shareholders. All issued and outstanding shares of Select Total Return Bond Fund, including those represented by certificates, will be canceled. The shares of Select Income Plus Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Select Total Return Bond Fund will be terminated.

The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Select Total Return Bond Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Select Total Return Bond Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of Select Total Return Bond Fund and Select Income Plus Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

Whether or not the Merger is consummated, FUNB will pay the expenses incurred by Select Total Return Bond Fund and Select Income Plus Fund in connection with the Merger (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by Select Total Return Bond Fund, Select Income Plus Fund or their shareholders.

If Select Total Return Bond Fund's shareholders do not approve the Merger, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

The Merger is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, Select Total Return Bond Fund will receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the
Merger:

(1) The transfer of all of the assets of Select Total Return Bond Fund solely in exchange for shares of Select Income Plus Fund and the assumption by Select Income Plus Fund of the identified liabilities, followed by the distribution of Select Income Plus Fund's shares by Select Total Return Bond Fund in dissolution and liquidation of Select Total Return Bond Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Select Income Plus Fund and Select Total Return Bond Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

(2) No gain or loss will be recognized by Select Total Return Bond Fund on the transfer of all of its assets to Select Income Plus Fund solely in exchange for Select Income Plus Fund's shares and the assumption by Select Income Plus Fund of the identified liabilities of Select Total Return Bond Fund or upon the distribution of Select Income Plus Fund's shares to Select Total Return Bond Fund's shareholders in exchange for their shares of Select Total Return Bond Fund;

(3) The tax basis of the assets transferred will be the same to Select Income Plus Fund as the tax basis of such assets to Select Total Return Bond Fund immediately prior to the Merger, and the holding period of such assets in the hands of Select Income Plus Fund will include the period during which the assets were held by Select Total Return Bond Fund;

(4) No gain or loss will be recognized by Select Income Plus Fund upon the receipt of the assets from Select Total Return Bond Fund solely in exchange for the shares of Select Income Plus Fund and the assumption by Select Income Plus Fund of the identified liabilities of Select Total Return Bond Fund;

(5) No gain or loss will be recognized by Select Total Return Bond Fund's shareholders upon the issuance of the shares of Select Income Plus Fund to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Select Total Return Bond Fund; and

(6) The aggregate tax basis of the shares of Select Income Plus Fund, including any fractional shares, received by each of the shareholders of Select Total Return Bond Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Select Total Return Bond Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Select Income Plus Fund, including fractional shares, received by each such shareholder will include the period during which the shares of Select Total Return Bond Fund exchanged therefor were held by such shareholder (provided that the shares of Select Total Return Bond Fund were held as a capital asset on the date of the Merger).

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax free reorganization under the Code, a shareholder of Select Total Return Bond Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Select Income Plus Fund shares he or she received. Shareholders of Select Total Return Bond Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Select Total Return Bond Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

Any capital loss carryforwards of Select Total Return Bond Fund will be available to Select Income Plus Fund to offset capital gains recognized after the Merger subject to limitations imposed by the Code. These limitations provide generally that the amount of loss carryforward may be used in any year following the Closing Date in an amount equal to the value of all of the outstanding stock of Select Total Return Bond Fund immediately prior to the Merger, multiplied by a long-term tax-exempt bond rate determined monthly by the Internal Revenue Service. A capital loss carryforward may generally be used without any limit to offset gains recognized during the five-year period beginning on the date of the Merger on the sale of assets transferred by Select Total Return Bond Fund to Select Income Plus Fund pursuant to the Merger, to the extent of the excess of the value of any such asset on the Closing Date over its tax basis.

PRO-FORMA CAPITALIZATION

The following table sets forth the capitalizations of Select Total Return Bond Fund and Select Income Plus Fund as of September 30, 1999 and the capitalization of Select Income Plus Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 17.10 and 17.10 Institutional and Institutional Service shares, respectively, of Select Income Plus Fund issued for each Institutional and Institutional Service share, respectively, of Select Total Return Bond Fund.

                          CAPITALIZATION OF SELECT TOTAL RETURN BOND FUND, SELECT INCOME PLUS FUND

                     AND SELECT INCOME PLUS FUND (PRO FORMA)

                                  SELECT TOTAL RETURN BOND FUND      SELECT INCOME PLUS FUND         SELECT INCOME PLUS FUND
                                                                                                          (AFTER MERGER)
Net Assets
     Institutional                                  $144,319,976                  $1,794,208,965                  $1,938,528,941
     Institutional Service                             6,333,543                      10,870,944                      17,204,487
                                                      ----------                     -----------                     ----------
     Total Net Assets                               $150,653,519                  $1,805,079,909                  $1,955,733,428
                                                       =========                      ==========                      ==========
Net Asset Value Per Share
     Institutional                                        $92.57                          $5.41                            $5.41
     Institutional Service                                $92.57                          $5.41                            $5.41
Shares Outstanding
     Institutional                                     1,559,047                     331,483,317                     358,146,544
     Institutional Service                                68,419                      2,008,467                        3,178,614
                                                       ---------                     -----------                     -----------
     All Classes                                       1,627,466                     333,491,784                     361,325,159
                                                       =========                     ===========                     ===========


The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

DISTRIBUTION OF SHARES

Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of shares of Select Income Plus Fund and Select Total Return Bond Fund. EDI distributes each Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Each Fund offers two classes shares: Institutional and Institutional Service. Each class has a separate distribution arrangement and bears its own distribution expenses. (See "Shareholder Servicing-Related Expenses" below).


In the proposed Merger, Select Total Return Bond Fund shareholders will receive shares of Select Income Plus Fund having the same class designation, and the same arrangements with respect to the imposition of Rule 12b-1 service fees, as the shares they currently hold. The Merger will be effected at net asset value.

Institutional and Institutional Service shares of Select Income Plus Fund and Select Total Return Bond Fund have no initial or contingent deferred sales charges. Institutional Service shares of both Funds are subject to an annual service fee of up to 0.25% of the average daily net assets of the class for personal services rendered to shareholders and/or the maintenance of accounts. A more detailed description of the shareholder-servicing arrangements applicable to Institutional Service shares can be found below and is contained in the Select Income Plus Fund and Select Total Return Bond Fund prospectus and in the Funds' statement of additional information.

SHAREHOLDER SERVICING-RELATED EXPENSES. Each Fund has adopted a Rule 12b-1 plan with respect to its Institutional Service shares under which the class may pay for shareholder servicing-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Institutional Service shares are currently limited to 0.25% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval. Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc., following the Merger, Select Income Plus Fund may make shareholder servicing-related payments with respect to Select Total Return Bond Fund shares sold prior to the Merger.

Additional information regarding the Rule 12b-1 plans adopted by each Fund with respect to its Institutional Service shares is included in each Fund's prospectus and statement of additional information.

No Rule 12b-1 plan has been adopted for the Institutional shares of either Fund.

PURCHASE AND REDEMPTION PROCEDURES

Information concerning applicable shareholder servicing-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Institutional and Institutional Service shares for each Fund is $1 million, which may be waived in certain situations. There is no minimum for subsequent purchases of shares of either Fund. For more information, see "How To Choose the Share Class That Best Suits You" in the Funds' prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's prospectus. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen Select fund. Each Fund limits exchanges to five per calendar year and three per calendar quarter. An exchange which represents an initial investment in another Evergreen Select fund must amount to at least $1 million. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's prospectus and statement of additional information.

DIVIDEND POLICY

Each Fund distributes its investment company taxable income monthly and its net realized gains at least annually. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

After the Merger, shareholders of Select Total Return Bond Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Select Income Plus Fund reinvested in shares of Select Income Plus Fund. Shareholders of Select Total Return Bond Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Select Income Plus Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Select Income Plus Fund.

Both Select Income Plus Fund and Select Total Return Bond Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income. While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.





                       INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

Evergreen Select Fixed Income Trust is an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Select Fixed Income Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. Select Income Plus Fund and Select Total Return Bond Fund are series of Evergreen Select Fixed Income Trust.

CAPITALIZATION

The beneficial interests in Select Income Plus Fund and Select Total Return Bond Fund are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. Evergreen Select Fixed Income Trust's Declaration of Trust permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

SHAREHOLDER LIABILITY

Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Select Fixed Income Trust or a shareholder is subject to the jurisdiction of courts in those states, it is possible that a court may not apply Delaware law, and may thereby subject shareholders of Evergreen Select Fixed Income Trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Select Fixed Income Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Select Fixed Income Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Select Fixed Income Trust is remote.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

Evergreen Select Fixed Income Trust on behalf of Select Income Plus Fund and Select Total Return Bond Fund is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Select Fixed Income Trust. In addition, Evergreen Select Fixed Income Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Evergreen Select Fixed Income Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to both Funds, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

Under the Declaration of Trust of Evergreen Select Fixed Income Trust, each share of Select Income Plus Fund and Select Total Return Bond Fund will be entitled to one vote for each dollar of net asset value applicable to such share.

LIQUIDATION

In the event of the liquidation of Select Income Plus Fund or Select Total Return Bond Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

Under the Declaration of Trust of Evergreen Select Fixed Income Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Select Fixed Income Trust, its By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.



                    VOTING INFORMATION CONCERNING THE MEETING

This prospectus/proxy statement is being sent to shareholders of Select Total Return Bond Fund in connection with a solicitation of proxies by the Trustees of Evergreen Select Fixed Income Trust, to be used at the Special Meeting (the "Meeting") of Shareholders to be held at 2:00 p.m., July 14, 2000, at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Select Total Return Bond Fund on or about May 26, 2000. Only shareholders of record as of the close of business on April 28, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Evergreen Select Fixed Income Trust at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of Select Total Return Bond Fund's shares voted and entitled to vote at the Meeting, assuming a quorum (at least 25% of the Fund's outstanding shares entitled to vote) is present.

In voting for the Merger, all classes of Select Total Return Bond Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar of net asset value applicable to such share.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of FUNB, its affiliates or other representatives of Select Total Return Bond Fund (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Shareholder Communications Corporation, the Fund's proxy solicitor. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement, vote by telephone, fax or by the Internet or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

If Select Total Return Bond Fund shareholders do not vote to approve the Merger, the Trustees will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the Merger are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust of Evergreen Select Fixed Income Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Select Income Plus Fund which they receive in the transaction at their then-current net asset value. Shares of Select Total Return Bond Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of Select Total Return Bond Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

Select Total Return Bond Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Select Fixed Income Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

The votes of the shareholders of Select Income Plus Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Select Total Return Bond Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

SHAREHOLDER INFORMATION

As of the Record Date, the following number of each class of shares of beneficial interest of Select Total Return Bond Fund was outstanding:

CLASS OF SHARES            NUMBER OF SHARES
Institutional
Institutional Service      _____________
All Classes


As of the Record Date, the officers and Trustees of Evergreen Select Fixed Income Trust beneficially owned as a group less than 1% of the outstanding shares of Select Total Return Bond Fund and Select Income Plus Fund. To Evergreen Select Fixed Income Trust's knowledge, the following persons owned beneficially or of record more than 5% of Select Total Return Bond Fund's total outstanding shares as of the Record Date:

NAME AND ADDRESS                       CLASS     NO. OF SHARES     PERCENTAGE OF SHARES OF       PERCENTAGE OF SHARES OF
                                                                      CLASS BEFORE MERGER           CLASS AFTER MERGER
----------------                       -----     -------------     ------------------------      -----------------------





To Evergreen Select Fixed Income Trust's knowledge, the following persons owned beneficially or of record more than 5% of Select Income Plus Fund's total outstanding shares as of the Record Date:

NAME AND ADDRESS                       CLASS     NO. OF SHARES     PERCENTAGE OF SHARES OF       PERCENTAGE OF SHARES OF
                                                                      CLASS BEFORE MERGER           CLASS AFTER MERGER
----------------                       -----     -------------     ------------------------      -----------------------





                        FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of Select Income Plus Fund as of September 30, 1999, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The Annual Report of Select Total Return Bond Fund as of September 30,1999, and the financial highlights and financial statements for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein and upon the authority of said firm as experts in accounting and auditing.



                                  LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Select Income Plus Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.



                             ADDITIONAL INFORMATION

Select Total Return Bond Fund and Select Income Plus Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.



                                 OTHER BUSINESS

The Trustees of Evergreen Select Fixed Income Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF EVERGREEN SELECT FIXED INCOME TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

May 26, 2000

                INSTRUCTIONS FOR VOTING AND EXECUTING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe, Treasurer
           c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan               John Doe, Trustee


     TRUST ACOUNTS

     (1) ABC Trust                                   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee                        Jane B. Doe
           u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                       John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                              John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

       VOTE BY TELEPHONE:                                         VOTE BY INTERNET:
1.       Read the PROSPECTUS/PROXY STATEMENT and have your        1.       Read the PROSPECTUS/PROXY STATEMENT and have your
         PROXY CARD at hand.                                               PROXY CARD at hand.
2.       Call  toll-free  800-645-8640.                           2.       Go to the website  indicated on your PROXY CARD and
3.       Enter the  12-digit  CONTROL  NUMBER  found on your PROXY         follow the voting instructions.
         CARD.
4.       Follow the simple recorded instructions.

       VOTE BY FAX:
1. Read the PROSPECTUS/PROXY STATEMENT and have your PROXY CARD at hand.
2. Fax BOTH FRONT AND BACK SIDES of your PROXY CARD by calling the number indicated on your PROXY CARD and following the voting instructions.


The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone, fax or the internet.

If you have any questions about the proxy card, please call Shareholder Communications Corporation, our proxy solicitor, at 800-645-8640.

                                                                      EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of April, 2000, by and between Evergreen Select Fixed Income Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Select Income Plus Fund series (the "Acquiring Fund"), and the Trust, with respect to its Evergreen Select Total Return Bond Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Institutional and Institutional Service shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS,  the  Trustees of the Trust have  determined  that the Selling
Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


                                       A-5

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.


         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.


         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.



         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Institutional and Institutional Service shares of the Selling Fund will receive Institutional and Institutional Service shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about July 24, 2000 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.


         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Selling Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at September 30, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 1999 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.


                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund=s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.



                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

        4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at September 30, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since September 30, 1999 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.


                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.


         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:


         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.



                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND


         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Date, certified by the Treasurer or Assistant Treasurer of the Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.


                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.
                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquired Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.


Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust=s Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.


         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 No stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Selling Fund all of the Selling Fund's net investment company taxable or tax-exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.


                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.


         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES



         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by First Union National Bank. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, its Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


         13.5 It is expressly agreed that the obligations of the Acquiring Fund and the Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and the Selling Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund as provided in the Declaration of Trust of the Trust.



         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                  EVERGREEN SELECT FIXED INCOME TRUST ON BEHALF OF EVERGREEN SELECT INCOME PLUS FUND

                                  By:

                                      Name:

                                     Title:



                                   EVERGREEN SELECT FIXED INCOME TRUST ON BEHALF OF EVERGREEN SELECT TOTAL RETURN BOND FUND

                                   By:

                                      Name:

                                     Title:

                                                              EXHIBIT B

                                   EVERGREEN
                            Select Income Plus Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

The Evergreen Select Income Plus Fund seeks to increase total return by pursuing a high level of current income and a potential for capital appreciation. The portfolio managers seek to achieve the Fund's objective by actively managing portfolio duration for capital gain opportunities.


                                    Process

The portfolio managers complement fundamental research with quantitative tools which identify undervalued or over-looked fixed income securities with potential for appreciation. In an effort to achieve a high level of current income, the Fund emphasizes corporate and mortgage-backed securities.


                                   Benchmark

                Lehman Brothers Government/Corporate Bond Index



                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 8/31/1988                     Class I        Class IS
Class Inception Date                                  11/24/1997       3/2/1998
Average Annual Returns
1 year                                                  -2.13%          -2.36%
3 years                                                  5.93%           5.73%
5 years                                                  7.02%           6.84%
10 years                                                 7.23%           7.06%
Since Portfolio Inception                                7.48%           7.31%
30-day SEC Yield                                         6.42%           6.19%
12-month income dividends per share                     $0.33           $0.32
12-month capital gain distributions per share           $0.05           $0.05



                                LONG TERM GROWTH

             Lehman Brothers       Consumer Price        Evergreen Select
                Govt/Corp            Index - US           Income Plus; I

30-Sep-89       1,000,000            1,000,000               1,000,000
30-Sep-90       1,067,545            1,061,600               1,061,462
30-Sep-91       1,236,834            1,097,600               1,224,301
30-Sep-92       1,400,505            1,130,392               1,358,034
30-Sep-93       1,560,787            1,160,800               1,510,169
30-Sep-94       1,496,123            1,195,192               1,437,484
30-Sep-95       1,710,871            1,225,600               1,639,963
30-Sep-96       1,787,905            1,262,400               1,700,976
30-Sep-97       1,959,343            1,289,600               1,860,018
30-Sep-98       2,211,460            1,308,800               2,067,783
30-Sep-99       2,175,212            1,340,000               2,025,078

Comparison of a $1,000,000 investment in Evergreen Select Income Plus Fund Class
I   shares/1/,   versus   a   similar   investment   in  the   Lehman   Brothers
Government/Corporate Bond Index (LBGCBI), and the Consumer Price Index (CPI).

The LBGCBI is an unmanaged market index which does not include transaction costs associated with buying or selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, it's performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total returns would be as follows: Class I--3 year = 5.97%, 5 year = 7.09%, 10 year = 7.31% and since 8/31/1988 = 7.57%; Class IS--3 year = 5.73%, 5 year = 6.84%, 10 year = 7.06% and since 8/31/1988 = 7.31%.



                                   EVERGREEN
                            Select Income Plus Fund
                         Portfolio Manager Commentary

Portfolio Management


                                    [PHOTO]
                                J.P. Weaver, CFA



Performance

For the twelve-month period ended September 30, 1999, the Evergreen Select Income Plus Bond Fund Class I Shares posted a -2.13% total return, trailing the
 1.62% return of its benchmark, the Lehman Brothers Government/Corporate Bond Index. Most of the Fund's under-performance can be attributed to a slightly longer duration stance during much of the period that penalized returns in light of steadily increasing interest rates.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $1,805,079,909
Average Credit Quality                                                       AA
Effective Maturity                                                   10.1 years
Average Duration                                                      5.7 years



Environment

Most fixed income investors experienced negative returns during the fiscal year, as bond prices declined in response to sharply higher interest rates. As the period progressed, powerful consumer spending levels and low unemployment rates hinted at an inflationary flare-up which ultimately resulted in rising interest rates.

In an effort to contain inflation before it infected the U.S. economy, the Federal Reserve Board lowered the Fed Funds rate twice during the final three months of 1998. Amid this backdrop, the yield on the bellwether 30-year Treasury Bond rose from its low of 4.72% on October 5 to close at 6.05% on September 30.



                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)

[PIE CHART]

AAA -- 54.7% A -- 19.0% BAA -- 14.8% AA -- 8.2% BA -- 3.3%


                                   EVERGREEN
                            Select Income Plus Fund
                         Portfolio Manager Commentary


Strategy

The Fund's "income plus" strategy dictates we maintain a strong weighting in yield-oriented issues such as corporate bonds and mortgage-backed securities. As of September 30, over half of the Fund's assets were invested in these two sectors.

Although this exposure to corporates and mortgages hurt performance in the opening months and again in July, these areas performed well for the majority of the fiscal year and had a positive impact on performance. Near the end of the period, our analysis determined attractive valuations and opportunities within the corporate bond market, so the portfolio was composed of 32.7% corporate bonds/notes by the end of the period.

The portfolio's duration remained slightly longer than the benchmark for most of the fiscal year, a stance which penalized performance as interest rates rose steadily. Duration, however, was reduced from 6.0 years to 5.7 years during the final half of the period.



                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)


[PIE CHART]

Corporate Notes/Bonds -- 32.7% Treasury Notes/Bonds -- 29.3% Government Agency Notes/Bonds -- 18.1% Foreign Bonds -- 7.0% Asset-Backed Securities -- 5.2%
Other Assets and Liabilities, net -- 4.1% Mortgage-Backed Securities -- 3.4% Preferred Stock -- 0.2%



Outlook

Interest rates have risen this year as economic growth has remained robust and global economies have recovered. This has raised the prospects for a reversal of the favorable trends we have experienced recently in core inflation. We believe interest rates now better reflect the economy's underlying risks and, as such, expect rates to remain in a fairly narrow band during the fourth quarter.

Investors remain chastened by last year's Long Term Capital Management hedge fund and Russian default debacles, and securities dealers have sharply reduced their risk appetites. This has negatively affected bond market liquidity. Still, historically wide yield spreads should benefit investors in the fixed-income spread sectors during the coming three to six months as liquidity slowly improves.

                       EVERGREEN SELECT FIXED INCOME TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                     EVERGREEN SELECT TOTAL RETURN BOND FUND

                                   a Series of

                       EVERGREEN SELECT FIXED INCOME TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

                        By and In Exchange For Shares of

                        EVERGREEN SELECT INCOME PLUS FUND

                                   a Series of

                       EVERGREEN SELECT FIXED INCOME TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898


     This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Evergreen Select Total Return Bond Fund ("Select Total Return Bond Fund"), a series of Evergreen Select Fixed Income Trust, to Evergreen Select Income Plus Fund ("Select Income Plus Fund"), also a series of Evergreen Select Fixed Income Trust, in exchange for Institutional and Institutional Service shares (to be issued to holders of Institutional and Institutional Service shares, respectively, of Select Total Return Bond Fund,) of beneficial interest, $.001 par value per share, of Select Income Plus Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) The Statement of Additional Information of Select Income Plus Fund and Select Total Return Bond Fund dated February 1, 2000;

     (2) Annual Report of of Select Income Plus Fund and Select Total Return Bond Fund for the year ended September 30, 1999; and

     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Select Total Return Bond Fund and Select Income Plus Fund dated May 26, 2000. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Select Fixed Income Trust at the telephone numbers or addresses set forth above.

     The date of this Statement of Additional Information is May 26, 2000.

                       EVERGREEN SELECT FIXED INCOME TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2000


         Evergreen Select Adjustable Rate Fund ("Adjustable Rate Fund")
               Evergreen Select Core Bond Fund ("Core Bond Fund")
            Evergreen Select Fixed Income Fund ("Fixed Income Fund")
            Evergreen Select High Yield Bond Fund ("High Yield Fund")
             Evergreen Select Income Plus Fund ("Income Plus Fund")
                  Evergreen Select Intermediate Term Municipal
                      Bond Fund ("Intermediate Bond Fund")
      Evergreen Select International Bond Fund ("International Bond Fund")
        Evergreen Select Limited Duration Fund ("Limited Duration Fund")
       Evergreen Select Total Return Bond Fund ("Total Return Bond Fund")
                     (Each a "Fund"; together, the "Funds")


                 Each Fund is a series of Evergreen Select Fixed
                          Income Trust (the "Trust").


         This statement of additional information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated February 1, 2000 for the Fund in which you are interested. The Funds are offered through a prospectus offering Institutional and Institutional Service shares of each Fund. The information in
Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or Class of shares in which you are interested. You may obtain the prospectus without charge by calling
(800) 343-2898.

         Certain information may be incorporated by reference to the Funds' Annual Report dated September 30, 1999. You may obtain a copy of the document without charge by calling (800) 343-2898 or downloading it off our website at www.evergreen-funds.com.


o:/esfit/n-1a/sai-2'1'2000.doc

                                TABLE OF CONTENTS


PART 1

TRUST HISTORY...............................................................1-1
INVESTMENT POLICIES.........................................................1-1
OTHER SECURITIES AND PRACTICES..............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES............................................1-3
EXPENSES....................................................................1-6
PERFORMANCE................................................................1-10
SERVICE PROVIDERS..........................................................1-11
FINANCIAL STATEMENTS.......................................................1-12

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES...............2-1
PURCHASE AND REDEMPTION OF SHARES..........................................2-17
SALES CHARGE WAIVERS AND REDUCTIONS........................................2-19
PRICING OF SHARES..........................................................2-22
PERFORMANCE CALCULATIONS...................................................2-23
PRINCIPAL UNDERWRITER......................................................2-25
DISTRIBUTION EXPENSES UNDER RULE 12b-1.....................................2-26
TAX INFORMATION............................................................2-28
BROKERAGE..................................................................2-31
ORGANIZATION...............................................................2-32
INVESTMENT ADVISORY AGREEMENT..............................................2-34
MANAGEMENT OF THE TRUST....................................................2-35
CORPORATE AND MUNICIPAL BOND RATINGS.......................................2-38
ADDITIONAL INFORMATION.....................................................2-49

                                     PART 1

                                  TRUST HISTORY

         The Evergreen Select Fixed Income Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a diversified series of Evergreen Select Fixed Income Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.       Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

         2.       Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.       Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.       Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.       Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.       Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.       Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.       Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         9.       Investment in Federally Tax Exempt Securities

         Intermediate Bond Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for funds with the words "tax-exempt," "tax free" or "municipal" in their names.


                         OTHER SECURITIES AND PRACTICES

         Listed below are securities and investment practices the Funds may use in addition to those discussed in the prospectus. See Additional Information on Securities and Investment Practices in Part 2 of this SAI for further information on these particular investment practices. The information below applies to all Funds unless otherwise noted.

Money Market Instruments                                  Illiquid and Restricted Securities
U.S. Government Securities                                Investment in Other Investment Companies
When-Issued, Delayed-Delivery and Forward                 Municipal Bonds (Fixed Income Fund, Income Plus Fund,
  Commitment Transactions                                 Intermediate Bond Fund and Limited Duration Fund only)
Repurchase Agreements                                     Virgin Islands, Guam and Puerto Rico
Reverse Repurchase Agreements                                 (Intermediate Bond Fund only)
Dollar Roll Transactions                                  Master Demand Notes
Convertible Securities
Swaps, Caps, Floors and Collars                           Brady Bonds
Options (excluding Core Bond Fund)                        Obligations of Foreign Branches of U.S. Banks
Futures Transactions (excluding Core Bond Fund)           Obligations of U.S. Branches of Foreign Banks
Foreign Securities (excluding Adjustable Rate Fund,       Payment-In-Kind Securities (PIKs)
Core Bond Fund, High Yield Fund, and                      Zero Coupon "Stripped" Bonds
Intermediate Bond Fund)                                   Mortgage-Backed and Asset-Backed Securities
Foreign Currency (excluding Adjustable Rate Fund,         Variable or Floating Rate Instruments
Core Bond Fund, High Yield Fund, and Intermediate
Bond Fund)
High Yield, High Risk Bonds (excluding
Adjustable Rate Fund, Core Bond Fund,
and Limited Duration Fund)


                        PRINCIPAL HOLDERS OF FUND SHARES

         As of December 31, 1999, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of December 31, 1999.

      --------------------------------------------------------------------------
      Adjustable Rate Fund
      Institutional Class
      --------------------------------------------------------------------------
      ----------------------------------------------------- --------------------
      Ampex Retirement Master Trust
      P.O. box 1992                                         75.519%
      Boston, MA 02105-1992
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      First Union national Bank/EB/INT
      Reinvest Account                                      23.502%
      Attn:  Trust Operations Funds Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 20105-1992
      ----------------------------------------------------- --------------------
      --------------------------------------------------------------------------
      Adjustable Rate Fund
      Institutional Service Class
      --------------------------------------------------------------------------
      ----------------------------------------------------- --------------------
      MLPF&S for the sole benefit of its Customers
      Attn: Fund Administration      #97P31                 24.551%
      4800 Deer Lake Drive E, 2nd Floor
      Jacksonville, FL 32246-6484
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      Star Telephone Membership Corp
      Milton R. Tew, Exec                                   16.548%
      P.O. Box 348
      3900 N. US 421 Hwy
      Clinton, NC 28239-0348
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      Union Pacific RR-UTU Crew Consist
      GO569 - Pool 090    2000                              14.360%
      Michael Errico, Manager - Payroll Account
      1416 Dodge Street, MC7080
      Omaha, NE 68179-0001
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      Union Pacific RR-UTU Crew Consist
      GO577 - Pool 088    2000                              7.871%
      Michael Errico, Manager - Payroll Account
      1416 Dodge Street, MC7080
      Omaha, NE 68179-0001
      ----------------------------------------------------- --------------------
      --------------------------------------------------------------------------
      Core Bond Fund
      Institutional Class
      ----------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Cash Account                                          81.543%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 28202-1911
      ----------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Trust Accounts                                        10.00%
      Attn:  Ginny Batten
      11th Floor - CMG 1151
      301 S. Tryon Street
      Charlotte, NC 28202-1915
      --------------------------------------------------------------------------
      Core Bond Fund
      Institutional Service Class
      ----------------------------------------------------- --------------------
      First Union National Bank
      Trust Accounts                                        24.431%
      Attn:  Ginny Batten    CMG 1151-2
      401 S. Tryon Street, 3rd Floor
      Charlotte, NC 28202-1911
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      The Virginia United Methodist
      Conference Church                                     21.821%
      Fixed Income Account
      P.O. Box 11367
      Richmond, VA 23230-1367
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      SP Foundation
      250 Pennsylvania Avenue                               20.369%
      Glen Ellyn, IL 60137
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      First Union National Bank
      Trust Accounts                                        19.023%
      Attn:  Ginny Batten
      11th Floor - CMG 1151
      301 S. Tryon Street
      Charlotte, NC 28202-1915
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      The Virginia United Methodist
      Conference Agencies &                                 5.648%
      Affiliated Organizations
      P.O. Box 11367
      Richmond, VA 23230-1367
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      SP Ministries
      250 Pennsylvania Avenue                               5.431%
      Glen Ellyn, IL 60137
      ----------------------------------------------------- --------------------
      --------------------------------------------------------------------------
      Fixed Income Fund
      Institutional Class
      ----------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Cash Account                                          81.906%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 28202-1911
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Reinvest Account                                      17.703%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 28202-1911
      --------------------------------------------------------------------------
      Fixed Income Fund
      Institutional Service Class
      --------------------------------------------------------------------------
      ----------------------------------------------------- --------------------
      Reliance Trust Co. for Trust Co. of S
      FBO Wade H. Stephens Jr. Trust Under Will             7.177%
      A/C 1715002411
      PO Box 48449
      Atlanta, GA 30362-1449
      ----------------------------------------------------- --------------------
      --------------------------------------------------------------------------
      High Yield Fund
      Institutional Class
      --------------------------------------------------------------------------
      ----------------------------------------------------- --------------------
      First Tennessee Bank
      FBO City of Memphis                                   32.325%
      A/C#  010017000754
      6802 Paragon Place #200
      Richmond, VA 23230-1655
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      State Street Bank as Trustee
      FBO Ascension Health                                  20.201%
      A/C# DR2D
      c/o Tattersall Advisory Group
      6802 Paragon Place #200
      Richmond, VA 23230-1655
      ----------------------------------------------------- --------------------

      ----------------------------------------------------- --------------------
      Mac & Co.
      FBO Bayer Corp. Master Trust                          16.163%
      A/C# BAYF8525572
      c/o  Tattersall Advisory Corp.
      6802 Paragon Place #200
      Richmond, VA 23230-1655
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      First Union National Bank
      FBO Rockwood Casualty Insurance                       5.392%
      A/C#  5028491574
      c/o  Tattersall Advisory Corp.
      6802 Paragon Place #200
      Richmond, VA 23230-1655
      ----------------------------------------------------- --------------------
      --------------------------------------------------------------------------
      High Yield Fund
      Institutional Service Class
      --------------------------------------------------------------------------
      ----------------------------------------------------- --------------------
      None

      ----------------------------------------------------- --------------------
      --------------------------------------------------------------------------
      Income Plus Fund
      Institutional Class
      --------------------------------------------------------------------------
      First Union National Bank BK/EB/INT
      Cash Account                                          94.538%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 28202-1911
      ----------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Reinvest Account                                      5.263%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 28202-1911
      --------------------------------------------------------------------------
      Income Plus Fund
      Institutional Service Class
      ----------------------------------------------------- --------------------
      None
      ----------------------------------------------------- --------------------

      --------------------------------------------------------------------------
      Intermediate Bond Fund
      Institutional Class
      ----------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Cash Account                                          99.618%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 28202-1911
      --------------------------------------------------------------------------
      Intermediate Bond Fund
      Institutional Service Class
      --------------------------------------------------------------------------
      ----------------------------------------------------- --------------------
      First Union National Bank
      Trust Accounts                                        14.241%
      Attn:  Ginny Batten CMG-1151-2
      401 S. Tryon Street, 3rd Floor
      Charlotte, NC 28202-1915
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      First Clearing Corp.
      FBO   Stella Boczar                                   7.424%
      A/C 16089470
      201 S. College Street
      Charlotte, NC 28202-1167
      ----------------------------------------------------- --------------------
      --------------------------------------------------------------------------
      International Bond Fund
      Institutional Class
      ----------------------------------------------------- --------------------
      First Union National Bank
      Reinvest Account                                      71.471%
      Attn:  Trust Operations Fund Group
      3rd Floor - CMG 1151
      401 S. Tryon Street
      Charlotte, NC 28202-1915
      ----------------------------------------------------- --------------------
      Post & Co.
      350302                                                15.745%
      The Bank of New York
      Mutual Fund/Reorg Dept
      P.O. Box 1066 Wall Street Station
      New York, NY 10258
      ----------------------------------------------------- --------------------
      ----------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Cash Account                                          12.784%
      Attn:  Trust Operations Fund Group
      401 S Tryon Street, 3rd Floor - CMG 1151
          Charlotte, NC 28202-1911
      ----------------------------------------------------- --------------------
      International Bond Fund
      Institutional Service Class
      -------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Reinvest Accounts                                  28.855%
      Attn:  Trust Operations Fund Group
      3rd Floor - CMG 1151
      401 S. Tryon Street
      Charlotte, NC 28202-1915
      -------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Cash Account                                       26.838%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 28202-1911
      -------------------------------------------------- --------------------
      Fleet National Bank
      FBO Alexander H. Macisaac                          17.936%
      IRA Rollover
      A/C#  00033195620
      PO Box 92800
      Rochester, NY 14692-8900
      -------------------------------------------------- --------------------
      -------------------------------------------------- --------------------
      Dean Witter Reynolds Inc.
      Attn:  IRA Receive Dept.                           6.035%
      FBO Lois R. Bransfield
      PO Box 290
      Church Street Station
      New York, NY 10008-0290
      -------------------------------------------------- --------------------

      -----------------------------------------------------------------------
      Limited Duration Fund
      Institutional Class
      -------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Cash Account                                       87.517%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 28202-1911
      -------------------------------------------------- --------------------
      -------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Reinvest Account                                   12.483%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 28202-1911
      -------------------------------------------------- --------------------
      -----------------------------------------------------------------------
      Limited Duration Fund
      Institutional Service Class
      -------------------------------------------------- --------------------
      First Clearing Coporation
      A/C  6020-9716                                     33.450%
      Northern Virginia Electric Co-Op
      Attn:  Wilbur Rollins
      PO Box 2710, VA 20108-0875
      -------------------------------------------------- --------------------
      -------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Reinvest Account                                   32.978%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 28202-1911
      -------------------------------------------------- --------------------
      -------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Reinvest Account                                   14.126%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 28202-1911
      -------------------------------------------------- --------------------
      -------------------------------------------------- --------------------
      State Street Bank & Trust Co.
      Cust for the Rollover IRA of                       5.553%
      Frank L. Caiola
      321 Evergreen Drive
      North Wales, PA 19454-2701
      -------------------------------------------------- --------------------
      -----------------------------------------------------------------------
      Total Return Bond Fund
      Institutional Class
      -------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Reinvest Account                                   78.942%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 28202-1911
      -------------------------------------------------- --------------------
      -------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Cash Account                                       21.058%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor - CMG 1151
      Charlotte, NC 28202-1911
      -------------------------------------------------- --------------------
      -----------------------------------------------------------------------
      Total Return Bond Fund
      Institutional Class
      -------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Reinvest Accounts                                  78.942%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG - 1151
      Charlotte, NC 28202-1915
      -------------------------------------------------- --------------------
      -------------------------------------------------- --------------------
      First Union National Bank BK/EB/INT
      Cash Account                                       21.058%
      Attn:  Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG-1151
      Charlotte, NC 28202-1911
      -------------------------------------------------- --------------------
      -----------------------------------------------------------------------
      Total Return Bond Fund
      Institutional Service Class
      -------------------------------------------------- --------------------
      First Union National Bank
      Trust Accounts                                     97.641%
      Attn:  Ginny Batten
      CMG - 1151, 11th Floor
      301 S. Tryon Street
      Charlotte, NC 28202-1915
      -------------------------------------------------- --------------------


                                    EXPENSES

Advisory Fees

         Each Fund has its own investment advisor. (For more information, see Investment Advisory Agreements in Part 2 of this SAI.)

         Tattersal Advisory Group, Inc. (TAG) is the investment advisor to Core Bond Fund. TAG is entitled to receive from Core Bond Fund an annual fee equal to 0.32% of the Fund's average net assets.

         First  Capital  Group (FCG),  a division of First Union  National  Bank
(FUNB), is the investment advisor to Fixed Income Fund, Income Plus Fund, Limited Duration Fund and Total Return Bond Fund. FCG is entitled to receive from each of these Funds an annual fee based on a percentage of the Fund's average net assets, as follows:

                  --------------------------------- ------------------
                  Fixed Income Fund                       0.42%
                  --------------------------------- ------------------
                  --------------------------------- ------------------
                  Income Plus Fund                        0.42%
                  --------------------------------- ------------------
                  --------------------------------- ------------------
                  Limited Duration Fund                   0.22%
                  --------------------------------- ------------------
                  --------------------------------- ------------------
                  Total Return Bond Fund                  0.32%
                  --------------------------------- ------------------

         First Investment Advisors (First Investment), a division of FUNB, is the investment advisor to Intermediate Bond Fund. First Investment is entitled to receive from the Fund an annual fee equal to 0.52% of the average net assets of the Fund.

         Evergreen Investment Management Company (EIMC) is the investment advisor to Adjustable Rate Fund. EIMC is entitled to receive from Adjustable Rate Fund an annual fee equal to 0.21% of the average net assets of the Fund.

         EIMC is also the investment advisor to High Yield Fund. EIMC is entitled to receive from High Yield Fund an annual fee equal to 0.50% of the average net assets of the Fund.

         First International Advisers, Ltd. (First International), formerly AnalyticoTSA International, Inc., is the investment advisor to International Bond Fund. FIA is entitled to receive from International Bond Fund an annual fee equal to 0.52% of the Fund's average net assets.

         First International is also the sub-advisor to Total Return Bond Fund and is paid by FCG, the investment advisor to the Fund, at a rate equal to 0.60% of the average daily net assets of the portion of the Fund which First International manages.

Advisory Fees Paid

         Below are the advisory fees paid by each Fund for the fiscal periods ended September 30, 1999 and 1998 and when applicable for fiscal period ended in 1997.

  ----------------------------------------------- -------------------- ----------------------------------
  Fiscal Period/Fund                              Advisory Fee         Waiver
  ----------------------------------------------- -------------------- ----------------------------------
  -------------------------------------------------------------------------------------------------------
  Period Ended 1999
  -------------------------------------------------------------------------------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Adjustable Rate Fund                            $109,172             $64,702
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Core Bond Fund(1)                               $1,341,265           $318,098
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Core Bond Fund(2)                               $418,525             $23,693
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Fixed Income Fund                               $3,103,125           $620,625
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  High Yield Fund                                 N/A                  N/A
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Income Plus Fund                                $7,268,470           $1,453,694
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Intermediate Bond Fund                          $4,398,704           $733,117
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  International Bond Fund                         $287,115             $122,058
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Limited Duration Fund                           $416,391             $274,975
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Total Return Bond Fund                          $580,306             53,477
  ----------------------------------------------- -------------------- ----------------------------------
  -------------------------------------------------------------------------------------------------------
  Period Ended 1998
  -------------------------------------------------------------------------------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Adjustable Rate Fund(3)                         $61,312              $0
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Adjustable Rate Fund(4)                         $137,489             $0
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Core Bond Fund(5)                               $326,338             $16,111
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Fixed Income Fund(5)                            $2,219,526           $504,930
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Income Plus Fund(5)                             $5,151,727           $1,033,751
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Intermediate Bond Fund(5)                       $3,831,537           $639,284
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  International Bond Fund(6)                      $60,189              $45,948
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  International Bond Fund(7)                      $221,000             $36,000
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Limited Duration Fund(5)                        $154,868             $152,769
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Total Return Bond Fund(8)                       $209,962             $135,770
  ----------------------------------------------- -------------------- ----------------------------------

1. Six months ended September 30, 1999. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.
2.       Fiscal year ended March 31, 1999.
3. Seven months ended September 30, 1998. The Fund changed its fiscal year end from the last day of February to September 30, effective September 30, 1998.
4.       Fiscal year ended  February  28,  1998.
5.       Fiscal year ended March 31, 1998.
6. Three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
7.       Fiscal year ended June 30, 1998.
8.       The Fund commenced investment operations on April 20, 1998.



  --------------------------------------- --------------------- ------------
  Fiscal Period/Fund                      Advisory Fee          Waiver
  --------------------------------------- --------------------- ------------
  --------------------------------------------------------------------------
  Period Ended 1997
  --------------------------------------------------------------------------
  --------------------------------------- --------------------- ------------
  Adjustable Rate Fund(1)                 $101,412              $0
  --------------------------------------- --------------------- ------------
  --------------------------------------- --------------------- ------------
  International Bond Fund(2)              $207,000              $32,160
  --------------------------------------- --------------------- ------------
1. Five months ended February 28, 1997. The Fund changed its fiscal year end from September 30 to the last day of February, effective
         February 28, 1997.
2.       Predecessor fund information for the period ended June 30, 1997.


Portfolio Turnover

         The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

12b-1 Fees

         Below are the 12b-1 service fees paid by the Institutional Service shares of each Fund for the fiscal period ended September 30, 1999. The Institutional shares do not pay 12b-1 fees. For more information, see Distribution Expenses Under Rule 12b-1 in Part 2 of this SAI.

---------------------------------------------- -------------------------------
                                               Institutional Service Shares
Fund/Period
---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
                                               Service Fees
---------------------------------------------- -------------------------------
------------------------------------------------------------------------------
Period Ended 1999
------------------------------------------------------------------------------
---------------------------------------------- -------------------------------
Adjustable Rate Fund                           $33,833
---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
Core Bond Fund(1)                              $4,191
---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
Core Bond Fund(2)                              $4,201
---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
Fixed Income Fund                              $29,172
---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
Income Plus Fund                               $22,267
---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
Intermediate Bond Fund                         $13,511
---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
International Bond Fund                        $402
---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
Limited Duration Fund                          $1,943
---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
Total Return Bond Fund                         $15,342
---------------------------------------------- -------------------------------
1. Six months ended September 30, 1999. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.
2.       Fiscal year ended March 31, 1999.

Trustee Compensation

         Listed below is the Trustee compensation paid by the Trust individually for the fiscal year ended September 30, 1999 and by the Trust and the eleven other trusts in the Evergreen Fund complex for the calendar year ended December 31, 1999. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see Management of the Trust in Part 2 of this SAI.

         ------------------------------- ------------------------------ -----------------------------
                                                                          Total Compensation from
                                                                        Trust and Fund Complex Paid
                                          Aggregate Compensation from       to Trustees for the
                    Trustee               Trust for the fiscal period       calendar year ended
                                                ended 9/30/1999                 12/31/1999*
         ------------------------------- ------------------------------ -----------------------------
         ------------------------------- ------------------------------ -----------------------------
         Laurence B. Ashkin                         $4,919                        $75,000
         ------------------------------- ------------------------------ -----------------------------
         ------------------------------- ------------------------------ -----------------------------

         Charles A. Austin, III                     $4,900                        $75,000
         ------------------------------- ------------------------------ -----------------------------
         ------------------------------- ------------------------------ -----------------------------

         K. Dun Gifford                             $4,908                        $75,000
         ------------------------------- ------------------------------ -----------------------------
         ------------------------------- ------------------------------ -----------------------------

         James S. Howell**                          $6,335                        $97,000
         ------------------------------- ------------------------------ -----------------------------
         ------------------------------- ------------------------------ -----------------------------

         Leroy Keith Jr.                            $4,880                        $75,000
         ------------------------------- ------------------------------ -----------------------------
         ------------------------------- ------------------------------ -----------------------------

         Gerald M. McDonnell                        $4,948                        $75,000
         ------------------------------- ------------------------------ -----------------------------
         ------------------------------- ------------------------------ -----------------------------

         Thomas L. McVerry                          $5,662                        $85,000
         ------------------------------- ------------------------------ -----------------------------
         ------------------------------- ------------------------------ -----------------------------

         William Walt Pettit                        $4,880                        $75,000
         ------------------------------- ------------------------------ -----------------------------
         ------------------------------- ------------------------------ -----------------------------

         David M. Richardson                        $4,908                        $75,000
         ------------------------------- ------------------------------ -----------------------------
         ------------------------------- ------------------------------ -----------------------------

         Russell A. Salton, III                     $5,009                        $77,000
         ------------------------------- ------------------------------ -----------------------------
         ------------------------------- ------------------------------ -----------------------------

         Michael S. Scofield                        $6,270                        $102,000
         ------------------------------- ------------------------------ -----------------------------
         ------------------------------- ------------------------------ -----------------------------

         Richard J. Shima                           $4,908                        $75,000
         ------------------------------- ------------------------------ -----------------------------

                  *Certain Trustees have elected to defer all or part of their total compensation for the fiscal period ended September 30, 1999. The amounts listed below will be payable in later years to the respective Trustees:

                  Austin            $11,250
                  Howell            $77,600
                  McDonnell         $75,000
                  McVerry           $85,000
                  Pettit            $75,000
                  Salton            $77,000
                  Scofield          $61,200
                  **Trustee Emeritus, retired 12/31/1999.


                                   PERFORMANCE

Total Return
         Below are the annual total returns for each class of shares of the Funds as of September 30, 1999. For more information, see "Total Return" under Performance Calculations in Part 2 of this SAI.

--------------------------- ----------------- ------------------ -------------------- --------------------
                                                                 Ten Years or Since   Class
Fund/Class                  One Year          Five Years         Inception            Inception Date
--------------------------- ----------------- ------------------ -------------------- --------------------
----------------------------------------------------------------------------------------------------------
Adjustable Rate Fund(1)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional                   4.98%             6.36%              5.50%            10/1/1991
--------------------------- ----------------- ------------------ -------------------- --------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional Service           4.73%             6.31%              5.42%            5/23/1994
--------------------------- ----------------- ------------------ -------------------- --------------------
----------------------------------------------------------------------------------------------------------
Core Bond Fund(2)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional                   0.07%             8.06%              7.41%            12/13/1990
--------------------------- ----------------- ------------------ -------------------- --------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional Service           -0.18%            7.97%              7.36%            10/2/1997
--------------------------- ----------------- ------------------ -------------------- --------------------
----------------------------------------------------------------------------------------------------------
Fixed Income Fund(3)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional                   0.84%             6.51%              7.05%            11/24/1997
--------------------------- ----------------- ------------------ -------------------- --------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional Service           0.59%             6.23%              6.78%            3/9/1998
--------------------------- ----------------- ------------------ -------------------- --------------------
----------------------------------------------------------------------------------------------------------
Income Plus Fund(4)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional                    -2.13%            7.02%             7.23%            11/24/1997
--------------------------- ----------------- ------------------ -------------------- --------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional Service            -2.36%            6.84%             7.06%            3/2/1998
--------------------------- ----------------- ------------------ -------------------- --------------------
----------------------------------------------------------------------------------------------------------
Intermediate Bond Fund(5)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional                   -3.00%            5.07%              5.78%            11/24/1997
--------------------------- ----------------- ------------------ -------------------- --------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional Service           -3.24%            4.82%              5.52%            3/2/1998
--------------------------- ----------------- ------------------ -------------------- --------------------
----------------------------------------------------------------------------------------------------------
International Bond Fund(6)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional                   3.96%             7.34%              4.47%            12/15/1993
--------------------------- ----------------- ------------------ -------------------- --------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional Service           3.74%             7.10%              4.23%            12/15/1993
--------------------------- ----------------- ------------------ -------------------- --------------------
----------------------------------------------------------------------------------------------------------
Limited Duration Fund(7)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional                   3.07%               5.92%            5.71%            11/24/1997
--------------------------- ----------------- ------------------ -------------------- --------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional Service           2.81%               5.68%            5.47%            7/28/1998
--------------------------- ----------------- ------------------ -------------------- --------------------
----------------------------------------------------------------------------------------------------------
Total Return Bond Fund(1)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional                   -0.87%               N/A             1.35%            4/20/1998
--------------------------- ----------------- ------------------ -------------------- --------------------
--------------------------- ----------------- ------------------ -------------------- --------------------
Institutional Service           -1.12%               N/A             1.14%            8/3/1998
--------------------------- ----------------- ------------------ -------------------- --------------------

        1. Historical performance shown for the Institutional Service shares prior to their inception is based on the performance of the Institutional shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to the Institutional Service shares. Institutional shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower.

     2. Historical performance shown for Institutional shares is based on the performance of the Institutional shares of the Fund's predecessor fund, Tattersall Bond Fund. Historical performance shown for the Institutional Service shares is based on (1) the performance of the Institutional Service shares of the Fund's predecessor fund, Tattersall Bond Fund, since 10/2/1997 and (2) the Institutional shares of Tattersall Bond Fund from 12/13/1990 to 10/2/1997 which have not been adjusted to reflect the 0.25% 12b-1 fee paid by the Institutional Service shares. The Institutional shares do not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

     3. Historical performance shown for the Institutional Service shares from 11/24/1997 to their inception is based on the performance of the Institutional shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to the Institutional Service shares. Institutional shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for the Institutional shares and the Institutional Service shares are based on the Fund's predecessor common trust fund's (CTF's) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance may have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total return would be as follows: Institutional shares - 5 year = 6.62%, 10 year = 6.87% and since 3/31/1977 = 8.14%;
         Institutional Service shares - 5 year = 6.35%, 10 year = 6.59% and since 3/31/1977 = 7.87%.

4. Historical performance shown for the Institutional Service shares from 11/24/1997 to their inception is based on the performance of the Institutional shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to the Institutional Service shares. Institutional shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for the Institutional shares and the Institutional Service shares are based on the Fund's predecessor common trust fund's (CTF's) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance may have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total return would be as follows: Institutional shares - 5 year = 6.92%, 10 year = 6.99% and since 8/31/1988 = 7.37%;
         Institutional Service shares - 5 year = 6.68%, 10 year = 6.73% and since 8/31/1988 = 7.11%.

5. Historical performance shown for the Institutional Service shares from 11/24/1997 to their inception is based on the performance of the Institutional shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to the Institutional Service shares. Institutional shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for the Institutional shares and the Institutional Service shares are based on the Fund's predecessor common trust fund's (CTF's) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance may have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total return would be as follows: Institutional shares - 5 year = 5.10%, 10 year = 5.44% and since 1/31/1984 = 6.63%;
         Institutional Service shares - 5 year = 4.85%, 10 year = 5.19% and since 1/31/1984 = 6.37%.

6. Historical performance shown for the Institutional shares is based on the performance of the Class Y shares of the Fund's predecessor fund, CoreFund Global Bond Fund. Historical performance shown for the Institutional Service shares is based on the performance of the Class A shares of the Fund's predecessor fund, CoreFund Global Bond Fund, and reflects the same 0.25% 12b-1 fee applicable to the Institutional Service shares.

7. Historical performance shown for the Institutional Service shares from 11/24/1997 to their inception is based on the performance of the Institutional shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to the Institutional Service shares. Institutional shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for the Institutional shares and the Institutional Service shares are based on the Fund's predecessor common trust fund's (CTF's) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance may have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total return would be as follows: Institutional shares - since 4/30/1994 = 5.80%; Institutional Service shares - since 4/30/1994 = 5.57%.

Current Yield

         Below are the current yields for each class of shares of the Funds as of September 30, 1999. For more information, see "30-day Yield" under Performance Calculation in Part 2 of this SAI.
================================================================================

                                30-Day SEC Yield
================================================================================
---------------------------------- ---------------------- ======================
Fund                                   Institutional       Institutional Service
---------------------------------- ---------------------- ======================
---------------------------------- ---------------------- ======================
Adjustable Rate Fund                       5.72%                   5.44%
---------------------------------- ---------------------- ======================
---------------------------------- ---------------------- ======================
Core Bond Fund                             6.33%                   6.07%
---------------------------------- ---------------------- ======================
---------------------------------- ---------------------- ======================
Fixed Income Fund                          7.61%                   7.34%
---------------------------------- ---------------------- ======================
---------------------------------- ---------------------- ======================
Income Plus Fund                           6.42%                   6.19%
---------------------------------- ---------------------- ======================
---------------------------------- ---------------------- ======================
Intermediate Bond Fund                     5.08%                   4.83%
---------------------------------- ---------------------- ======================
---------------------------------- ---------------------- ======================
International Bond Fund                    3.83%                   3.58%
---------------------------------- ---------------------- ======================
Limited Duration Fund                      6.19%                   5.94%
---------------------------------- ---------------------- ======================
Total Return Bond Fund                     6.40%                   6.14%
---------------------------------- ---------------------- ======================

         Below are the tax equivalent yields for each class of shares of the Intermediate Bond Fund for the thirty-day period ended September 30, 1999. The maximum federal tax rate of 39.6% is assumed. For more information, see "Tax Equivalent Yield" under Performance Calculations in Part 2 of this SAI.

============================================================================
                         30-day SEC Tax Equivalent Yield
============================================================================
------------------------------ ---------------------- ----------------------
                                  Institutional       Institutional Service
------------------------------ ---------------------- ----------------------
------------------------------ ---------------------- ----------------------
Intermediate Bond Fund                8.41%                   8.00%
------------------------------ ---------------------- ----------------------


                                SERVICE PROVIDERS
Administrator

         Evergreen Investment Services, Inc. ("EIS") serves as administrator to each of the Funds subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive a fee from the Funds an annual fee at a rate of 0.10% of the Funds' average daily net assets.

         Below are the administrative service fees paid for the last three fiscal years for the Funds referenced:

-------------------------------- ------------- --------------- ============
Fund                             1999          1998            1997
-------------------------------- ------------- --------------- ============
-------------------------------- ------------- --------------- ============
Adjustable Rate Fund             $4,875        N/A(1)          N/A(1)
-------------------------------- ------------- --------------- ============
-------------------------------- ------------- --------------- ============
Core Bond Fund                   $82,328(2)    $133,870(4)     N/A
-------------------------------- ------------- --------------- ============
-------------------------------- ------------- --------------- ============
Core Bond Fund                   $98,726(3)    N/A             N/A
-------------------------------- ------------- --------------- ============
-------------------------------- ------------- --------------- ============
Fixed Income Fund                $154,082      $125,951(4)     N/A
-------------------------------- ------------- --------------- ============
-------------------------------- ------------- --------------- ============
Income Plus Fund                 $359,786      $293,363(4)     N/A
-------------------------------- ------------- --------------- ============
-------------------------------- ------------- --------------- ============
Intermediate Bond Fund           $182,850      $183,098        N/A
-------------------------------- ------------- --------------- ============
-------------------------------- ------------- --------------- ============
International Bond Fund          $11,917       $1,735(5)       $86,000(8)
-------------------------------- ------------- --------------- ============
-------------------------------- ------------- --------------- ============
International Bond Fund          N/A           $90,347(6)      N/A
-------------------------------- ------------- --------------- ============
-------------------------------- ------------- --------------- ============
Limited Duration Fund            $33,285       $14,591(4)      N/A
-------------------------------- ------------- --------------- ============
-------------------------------- ------------- --------------- ============
Total Return Bond Fund           $35,924       $14,250(7)      N/A
-------------------------------- ------------- --------------- ============
(1) For the years ended 1998 and 1997, the administration fee was paid by the Adviser and was not a Fund expense.
(2)      Six months ended September 30, 1999.
(3)      Tattersall Bond Fund.
(4)      Fund commenced operations on November 27, 1997.
(5) Three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(6) Twelve months ended June 30, 1998. Paid to SEI Investments, the Fund's previous administrator.
(7)      Fund commenced operations on April 20, 1998.
(8) Twelve months ended June 30, 1997. Paid to SEI Investments, the Fund's previous administrator.

Transfer Agent

         Evergreen Service Company (ESC), a subsidiary of First Union Corporation, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The transfer agent's address is P.O. Box 2121, Boston, Massachusetts 02106-2121. The Fund pays ESC annual fees as follows:

 ----------------------------- -------------------- ----------------------
                                 Annual Fee Per        Annual Fee Per
 Fund Type                        Open Account*       Closed Account**
 ----------------------------- -------------------- ----------------------
 ----------------------------- -------------------- ----------------------
 Monthly Dividend Funds              $22.75                 $9.00
 ----------------------------- -------------------- ----------------------
 ----------------------------- -------------------- ----------------------
 Quarterly Dividend Funds            $21.75                 $9.00
 ----------------------------- -------------------- ----------------------
 ----------------------------- -------------------- ----------------------
 Semiannual Dividend Funds           $20.75                 $9.00
 ----------------------------- -------------------- ----------------------
 ----------------------------- -------------------- ----------------------
 Annual Dividend Funds               $220.75                $9.00
 ----------------------------- -------------------- ----------------------
 ----------------------------- -------------------- ----------------------
 Money Market Funds                  $25.50                 $9.00
 ----------------------------- -------------------- ----------------------
  * For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.
  ** Closed account are maintained on the system in order to facilitate historical and tax information.

Distributor

         Evergreen Distributor, Inc. (EDI) markets the Funds through broker-dealers and other financial representatives. Its address is 90 Park Avenue, New York, NY 10016.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

         State Street Bank and Trust Company keeps custody of each Fund's securities and cash and performs other related duties. The custodian's address is 225 Franklin Street, Boston, Massachusetts 02110.

Legal Counsel

         Sullivan & Worcester LLP provides legal advice to the Funds. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.


                              FINANCIAL STATEMENTS

         The audited financial statements and the independent auditors' report thereon are hereby incorporated by reference to the Funds' Annual Reports, a copy of which may be obtained without charge by writing to ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling ESC toll-free at 1-800-343-2898.

                                 EVERGREEN FUNDS
                   Statement of Additional Information ("SAI")

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy. Evergreen Equity Income Fund may also invest in debt securities and high grade preferred stocks for defensive purposes when its investment advisor determines a temporary defensive strategy is warranted.

U.S. Government Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

         (iii) Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v) Federal National Mortgage Association; and Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association ("GNMA").
The Fund may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

Dollar rolls may be viewed as a borrowing by the Fund, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options

         An option is a right to buy or sell a security for a specified price within a limited time period. The option buyer pays the option seller (known as the "writer") for the right to buy, which is a "call" option, or the right to sell, which is a "put" option. Unless the option is terminated, the option seller must then buy or sell the security at the agreed-upon price when asked to do so by the option buyer.

         The Fund may buy or sell put and call options on securities it holds or intends to acquire, and may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. The Fund may also buy and sell options on financial futures contracts. The Fund will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire.

         The Fund may write only covered options. With regard to a call option, this means that the Fund will own, for the life of the option, the securities subject to the call option. The Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If the Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised, resulting in a potential loss of value to the Fund.

Futures Transactions

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.
Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting stocks of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Bonds

         The Fund may  invest in  municipal  bonds of any  state,  territory  or possession of the United States ("U.S."), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accredit interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission ("SEC") and are freely exchanged on a securities exchange or in the over-the-counter market.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Distributor, Inc. ("EDI"), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to four different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of First Union National Bank ("FUNB") and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarily, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor. In addition, the provisions allow the Funds to be competitive in the mutual fund industry, where similar allowances are common.


Class B Shares

         The Fund offers Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                          CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase..................      5.00%
         Second 12-month period following the month of purchase..      4.00%
         Third 12-month period following the month of purchase...      3.00%
         Fourth 12-month period following the month of purchase..      3.00%
         Fifth 12-month period following the month of purchase...      2.00%
         Sixth 12-month period following the month of purchase...      1.00%
         Thereafter..............................................      0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC of 2.00% on shares you redeem within 24 months after the month of your purchase, in accordance with the following schedule:

      REDEMPTION TIME                                            CDSC RATE

      Month of purchase and the first 12-month
      period following the month of purchase.....................    2.00%
      Second 12-month period following the month of purchase.....    1.00%
      Thereafter.................................................    0.00%

        See "Contingent Deferred Sales Charge" below.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Institutional Shares, Institutional Service Shares

         Each institutional class of shares is sold without a front-end sales charge or contingent deferred sales charge. Institutional Service shares pay an ongoing service fee. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Institutional and Institutional Service shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to EDI or its predecessor.


                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Institutional and Institutional Service shares.

         If you making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen Funds. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen Funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen Fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

         The Fund may sell its shares at net asset value without an initial sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen Funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

                  5. an automatic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Income Plan of up to 1.0% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. Shares of any class of the Evergreen Select Funds may be exchanged for the same class of shares of any other Evergreen Select Fund. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its net asset value ("NAV") once daily (or twice daily, for Money Market Funds) on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.


                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The following is the formula used to calculate average annual total return:

                                                 [OBJECT OMITTED]

         P = initial payment of $1,000 T = average annual total return N = number of years
         ERV = ending redeemable value of the initial $1,000

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                         [OBJECT OMITTED] [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                                                 [OBJECT OMITTED]


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                 [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C and Institutional Service shares, as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Class A, Class B, Class C and Institutional Service shares, as applicable, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                        ------------------------------- ---------------

                                   Class A                  0.75%*
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                                   Class B                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                                   Class C                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                            Institutional Service           0.75%*
                        ------------------------------- ---------------

                  * Currently limited to 0.25% or less to be used exclusively as a shareholder service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay distribution or service fees greater than the amounts above.

         Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Class A, Class B, Class C and Institutional Service shares, as applicable. The compensation is based on a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                                  ----------------------------- -------------
                                  Class A                       0.25%*
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Class B                       1.00%
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Class C                       1.00%
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Institutional Service         0.25%*
                                  ----------------------------- -------------

                  *May be lower. See the expense table in the prospectus of the
                    Fund in which you are interested.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by the Fund's Distributor to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, and Institutional Service shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C and Institutional Service shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C and Institutional Service shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C and Institutional Service shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by the EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Code, as amended. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         If the Fund is advised by Evergreen Asset Management Company ("EAMC"), Lieber & Company, an affiliate of EAMC and a member of the New York and American Stock Exchanges, will, to the extent practicable, effect substantially all of the portfolio transactions effected on those exchanges for the Fund.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The foregoing is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV"applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Banking Laws

         The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered, open-end investment companies such as the Trust. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment advisor, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. FUNB and its affiliates are subject to, and in compliance with, the aforementioned laws and regulations.

         Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB and its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Fund by its customers. If FUNB and its affiliates were prevented from continuing to provide for services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Fund's shareholders to approve a new investment advisor. If this were to occur, it is not anticipated that the shareholders of the Fund would suffer any adverse financial consequences.


                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. The Fund's current Managers are EAMC, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, Inc.

         The Trust and FUNB have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of First Union Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of First Union Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, and K. Dun Gifford and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.

Name                                 Position with Trust         Principal Occupations for Last Five Years
Laurence B. Ashkin                   Trustee                     Real estate developer and construction consultant; and
(DOB: 2/2/28)                                                    President of Centrum Equities (real estate development) and
                                                                 Centrum Properties, Inc.(real estate development).

Charles A. Austin III                Trustee                     Investment Counselor to Appleton Partners, Inc.(investment
(DOB: 10/23/34)                                                  advice); former Director, Executive Vice President and
                                                                 Treasurer, State Street Research & Management Company
                                                                 (investment advice); Director, The Andover Companies
                                                                 (insurance); and Trustee, Arthritis Foundation of New
                                                                 England.

Arnold H. Dreyfuss                   Trustee                     Chairman, Eskimo Pie Corporation; Trustee, Mentor Funds,
(DOB: 9/2/28)                                                    Mentor Variable Investment Portfolios, Mentor Institutional
                                                                 Trust, and Cash Resource Trust; Director, America's
                                                                 Utility Fund, Inc.; Formerly, Chairman and Chief
                                                                 Executive Officer, Hamilton Beach/Proctor-Silex, Inc.

K. Dun Gifford                       Trustee                     Trustee, Treasurer and Chairman of the Finance Committee,
(DOB: 10/12/38)                                                  Cambridge College; Chairman Emeritus and Director, American
                                                                 Institute of Food and Wine; Chairman and President,
                                                                 Oldways Preservation and Exchange Trust (education);
                                                                 former Chairman of the Board, Director, and Executive
                                                                 Vice President, The London Harness Company (leather
                                                                 goods purveyor); former Managing Partner, Roscommon
                                                                 Capital Corp.; former Chief Executive Officer, Gifford
                                                                 Gifts of Fine Foods; former Chairman, Gifford, Drescher
                                                                 & Associates (environmental consulting).


Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company (manufacturing); Director of Phoenix Total
                                                                 Return Fund and Equifax, Inc. (worldwide information
                                                                 management); Trustee of Phoenix Series Fund, Phoenix
                                                                 Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund;
                                                                 and former President, Morehouse College.

Gerald M. McDonnell                  Trustee                     Sales and Marketing Management with Nucor-Yamoto, Inc.
(DOB: 7/14/39)                                                   (steel producer).

Thomas L. McVerry                    Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and Director of Carolina Cooperative
                                                                 Credit Union.

Louis W. Moelchert, Jr. (DOB:        Trustee                     President, Private Advisors, LLC; Vice President for
12/20/41)                                                        Investments, University of Richmond; Director, America's
                                                                 Utility Fund, Inc.; Trustee, The Common Fund, Mentor
                                                                 Variable Investment Portfolios, Mentor Funds, Mentor In
                                                                 stitutional Trust, and Cash Resource Trust.

William Walt Pettit                  Trustee                     Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson                  Trustee                     President, Richardson & Runden & Company (executive search
(DOB: 9/14/41)                                                   and advisory services); former Vice Chairman, DHR
                                                                 International, Inc. (executive recruitment); former Senior
                                                                 Vice President, Boyden International Inc. (executive
                                                                 recruitment); and Director, Commerce and Industry
                                                                 Association of New Jersey, 411 International, Inc.
                                                                 (communications), and J&M Cumming Paper Co.

Russell A. Salton, III MD            Trustee                     Medical Director, U.S. Health Care/Aetna Health Services;
(DOB: 6/2/47)                                                    former Managed Health Care Consultant; and former
                                                                 President, Primary Physician Care.

Michael S. Scofield                   Chairman of the Board      Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)                       of Trustees

Richard J. Shima                     Trustee                     Independent Consultant; former Chairman, Environmental
(DOB: 8/11/39)                                                   Warranty, Inc. (insurance agency); former Executive
                                                                 Consultant, Drake Beam Morin, Inc. (executive
                                                                 outplacement); Director of CTG Resources, Inc. (natural
                                                                 gas), Hartford Hospital, Old State House Association, and
                                                                 Enhance Financial Services, Inc.; former Director Middlesex
                                                                 Mutual Assurance Company; former Chairman, Board of
                                                                 Trustees, Hartford Graduate Center; Trustee, Greater
                                                                 Hartford YMCA.

Richard K. Wagoner, CFA              Trustee                     Former Chief Investment Officer, Executive Vice President
(DOB: 12/12/37)                                                  and Head of Capital Management Group, First Union
                                                                 Corporation; former consultant to the Board of Trustees
                                                                 of the Evergreen Funds; former member, New York Stock
                                                                 Exchange; member, North Carolina Securities Traders
                                                                 Association; member, Financial Analysts Society.

Anthony J. Fischer*                  President and               Vice President/Client Services, BISYS Fund Services.
(DOB: 2/10/59)                       Treasurer

Nimish S. Bhatt**                    Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, EAMC/First Union National Bank; former
                                                                 Senior Tax Consulting/Acting Manager, Investment Companies
                                                                 Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft**                         Vice President              Team Leader, Fund Administration, BISYS Fund Services.
(DOB: 1/23/65)
                                                                 Senior Vice President and Assistant General Counsel, First
Michael H. Koonce                    Secretary                   Union Corporation; former Senior Vice President and General
(DOB: 4/20/60)                                                   Counsel, Colonial Management Associates, Inc.

*      Address: BISYS Fund Services, 90 Park Avenue, New York, New York 10016
**     Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001



                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.


                                       COMPARISON OF LONG-TERM BOND RATINGS

     ----------------- ---------------- --------------- =================================================
     MOODY'S           S&P              FITCH           Credit Quality
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

                       D                DDD/DD/D        In Default
     ----------------- ---------------- --------------- =================================================


                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.



                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.


CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.


                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.


S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.



                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                                              September 30, 1999

[GRAPHIC]
                                                                Evergreen Select


                              Fixed Income Funds


                                                                   Annual Report


                                                       [LOGO OF EVERGREEN FUNDS]

                               TABLE OF CONTENTS


Letter to Shareholders ....................................................    1

Evergreen Select Adjustable Rate Fund
  Fund at a Glance ........................................................    2
  Portfolio Manager Commentary ............................................    3

Evergreen Select Core Bond Fund
  Fund at a Glance ........................................................    5
  Portfolio Manager Commentary ............................................    6

Evergreen Select Fixed Income Fund
  Fund at a Glance ........................................................    8
  Portfolio Manager Commentary ............................................    9

Evergreen Select Income Plus Fund
  Fund at a Glance ........................................................   11
  Portfolio Manager Commentary ............................................   12

Evergreen Select Intermediate Term Municipal Bond Fund
  Fund at a Glance ........................................................   14
  Portfolio Manager Commentary ............................................   15

Evergreen Select International Bond Fund
  Fund at a Glance ........................................................   17
  Portfolio Manager Commentary ............................................   18

Evergreen Select Limited Duration Fund
  Fund at a Glance ........................................................   21
  Portfolio Manager Commentary ............................................   22

Evergreen Select Total Return Bond Fund
  Fund at a Glance ........................................................   24
  Portfolio Manager Commentary ............................................   25

Financial Highlights
  Evergreen Select Adjustable Rate Fund ...................................   28
  Evergreen Select Core Bond Fund .........................................   29
  Evergreen Select Fixed Income Fund ......................................   30
  Evergreen Select Income Plus Fund .......................................   31
  Evergreen Select Intermediate Term
    Municipal Bond Fund ...................................................   32
  Evergreen Select International
    Bond Fund .............................................................   33
  Evergreen Select Limited Duration Fund ..................................   34
  Evergreen Select
    Total Return Bond Fund ................................................   35

Schedule of Investments
  Evergreen Select Adjustable Rate Fund ...................................   36
  Evergreen Select Core Bond Fund .........................................   38
  Evergreen Select Fixed Income Fund ......................................   42
  Evergreen Select Income Plus Fund .......................................   46
  Evergreen Select Intermediate Term Municipal Bond Fund ..................   51
  Evergreen Select International Bond Fund ................................   57
  Evergreen Select Limited Duration Fund ..................................   59
  Evergreen Select
    Total Return Bond Fund ................................................   63

Statements of Assets and Liabilities ......................................   67

Statements of Operations ..................................................   69

Statements of Changes in Net Assets .......................................   72

Combined Notes to Financial Statements ....................................   77

Independent Auditors' Report ..............................................   89

Additional Information (Unaudited) ........................................   90


                                EVERGREEN FUNDS


Evergreen Funds is one of the nation's fastest growing investment companies with approximately $70 billion in asssets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.


     This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


  Mutual Funds:   NOT FDIC INSURED    May lose value . not bank guaranteed


                          Evergreen Distributor, Inc.
     Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                 November 1999

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Select Fixed Income Funds annual report, which covers the twelve-month period ended September 30, 1999.


                                    [PHOTO]
                                William M. Ennis

                                    [PHOTO]
                                David C. Francis


Uncertainty over Interest Rates Influences the Markets

It has been a difficult environment over the last twelve months for fixed-income investors. After the Federal Reserve Board lowered interest rates three times in 1998 in an attempt to insulate the U.S. economy from global economic turmoil, it reversed course halfway through 1999 and raised interest rates twice during the fiscal period because of concerns about an overheated U.S. economy. Amidst the volatility, the yield on the bellwether 30-year Treasury bond rose from a low of 4.72% in October of 1998 to 6.05% by September 30, 1999, the end of the fiscal period.

The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. We believe that the economy is still fundamentally strong, and that inflation will stay contained, producing only moderate upward pressure on interest rates. We believe bonds are relatively attractive over the long term compared to other asset classes, particularly because "real" interest rates are high by historical standards.

Evergreen Funds is Ready for the Year 2000/1/

We have been addressing the Year 2000 challenge since February of 1996 and have committed the time, resources and people necessary to prepare for any ramifications from the millennium bug. Today, we are confident that our preparations will enable us to continue to deliver the high-quality Evergreen products and services on which our shareholders rely. In addition, Evergreen portfolio managers have placed great emphasis on monitoring portfolios for Y2K readiness.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ WILLIAM M. ENNIS
William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

/s/ DAVID C. FRANCIS
David C. Francis, C.F.A.
Managing Director
Chief Investment Officer
First Union National Bank
First Capital Group

/1/The information above constitutes Year 2000 readiness disclosure.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Adjustable Rate Fund seeks a high level of current income consistent with low volatility of principal.


                                    Process

Portfolio management emphasizes non-convertible, one-year CMT-indexed ARMS to achieve coupon sensitivity to changing interest rates. A series of laddered maturities help to ensure a gradual response to changing interest rates.


                                   Benchmark

                             6-month Treasury Bill



                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 10/1/1991                       Class I    Class IS
Class Inception Date                                     10/1/1991   5/23/1994
Average Annual Returns
1 year                                                     4.98%       4.73%
3 years                                                    6.02%       5.76%
5 years                                                    6.36%       6.31%
Since Portfolio Inception                                  5.50%       5.42%
30-day SEC Yield                                           5.72%       5.44%
12-month income dividends per share                       $0.59       $0.56



                                LONG TERM GROWTH


                                    [CHART]

               Consumer Price                             Evergreen Select
                 Index - US         6 Month T-Bill           Adj Rate I

31-Oct-91        1,000,000             1,000,000             1,000,000
30-Sep-92        1,028,384             1,036,120             1,045,304
30-Sep-93        1,056,048             1,068,073             1,103,112
30-Sep-94        1,087,337             1,107,585             1,118,836
30-Sep-95        1,115,001             1,170,600             1,195,658
30-Sep-96        1,148,480             1,232,957             1,277,701
30-Sep-97        1,173,225             1,297,626             1,374,335
30-Sep-98        1,190,693             1,365,342             1,450,406
30-Sep-99        1,219,077             1,428,629             1,522,677

Comparison of a $1,000,000 investment in Evergreen Select Adjustable Rate Fund, Class I shares/1/, versus a similar investment in the 6-month Treasury Bill (6 mo. T-Bill), and the Consumer Price Index (CPI).

The 6-month Treasury Bill does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.



/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Historical performance shown for Class IS prior to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                         Portfolio Manager Commentary


Portfolio Management


                                    [PHOTO]
                                  Gary Pzegeo


Performance

For the twelve-month period ended September 30, 1999, the Evergreen Select Adjustable Rate Fund produced strong performance. The Fund's Class I Shares returned 4.98% outperforming the 3.49% average return generated by the Fund's benchmark, the 6-month T-Bill for the period ended September 30, 1999. The return on the Fund's Class I shares was higher than the returns on 92% of the funds in the Lipper Adjustable Rate Mortgage category, and the return on the Fund's Class IS Shares was higher than the returns on 83% of the funds listed in the Lipper Adjustable Rate Mortgage category. Select Adjustable Rate Fund also ranked Number 3 out of 25 funds for Class I Shares in the Morningstar Short-Term Government Fund category for the twelve-month period ended September 30, 1999. Lipper, Inc. and Morningstar, Inc. are independent monitors of mutual fund performance.

We attribute the Fund's strong performance to maintaining a high quality portfolio composed of Treasury and agency securities and to our strategy of preserving income by emphasizing seasoned, conventional, one-year constant maturity Treasury ARMs. As interest rates rose during the twelve months, the one-year ARMs in the portfolio provided a steady stream of income to the Fund.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                   $56,232,431
Average Credit Quality                                                     AAA
Effective Maturity                                                   4.8 years
Average Duration                                                     1.1 years

Environment

The investment environment changed significantly during the twelve months. At the beginning of the period, interest rates were relatively low, as U.S. fixed-income markets continued to be affected by the economic and financial crises that had occurred in Asia, Latin America and Russia. Concerns that turmoil overseas would significantly slow the U.S. economy prompted the Federal Reserve Board to make three 0.25% interest-rate cuts between September and November 1998. The Federal Reserve's action of lowering interest rates made it attractive for property owners to refinance or prepay their mortgages, and this resulted in lower than anticipated returns for mortgage-backed securities, such as adjustable-rate mortgages.

As the year progressed, however, concerns about a slowdown in the U.S. economy dissipated. Economic growth remained strong throughout the period, giving way to concerns about accelerating inflation. While inflation remained at a relatively low level, the Federal Reserve Board took a pre-emptive stance against inflation and raised interest rates 0.25% in June and August 1999. Higher interest rates were positive for the Fund, because as rates rose, mortgage refinancing and prepayment activity declined. In addition, as interest rates reset on the ARMs in the portfolio, they did so at higher rates, producing added income for the Fund.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                         Portfolio Manager Commentary


                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)

[PIE CHART]

 . ARMS -- 73.3%
 . U.S. Treasuries/Government Agency Notes/Bonds -- 13.2%
 . Fixed-rate Mortgage-Backed Securities -- 7.0%
 . Repurchase Agreements -- 6.3%
 . Other Assets and Liabilities, net -- 0.2%

Strategy

During the twelve-month period, we kept the asset allocation in the Fund relatively steady. In September 1998, ARMs accounted for about 76% of assets, and in September 1999 they composed about 73% of the Fund. Most of that decline came from one-year, conventional, constant maturity Treasury ARMs. Rising interest rates affected the ARMs market in a couple of ways. First, they slowed the market. As a result, home buying decelerated and fewer mortgages were securitized by banks. This caused a decline in the supply of ARMs. At the same time, there was constant prepayment activity. Prepayment activity slows when interest rates rise, but it still goes on at a fairly steady pace. Even though prepayments have dropped quite a bit from late 1998, they are still running at a rate that is gradually reducing the Fund's existing holdings.

The fixed-rate position in the portfolio increased slightly as we invested new money and the cash we received from ARMs prepayments. As yields rose, fixed-rate securities became more attractively priced. At the end of the period, fixed-rate securities, which included Treasury, government agency and mortgage-backed securities, accounted for 20.2% of Fund assets.

We also increased the Fund's allocation to hybrid mortgages by about 2.5%. A relatively large portion of new mortgages are hybrids. As a result, there was ample supply and prices were attractive. With a hybrid mortgage, the interest rate is fixed for a number of years before converting to an adjustable-rate mortgage. For example with a 3/1 hybrid mortgage, the interest rate would be fixed for three years, and at the end of that period the mortgage would convert to a one year adjustable-rate mortgage. Hybrid mortgages benefit the Fund, because they provide a predictable and attractive amount of income for a certain period of time.

Outlook

Weakness in the housing and consumer sectors of the economy may indicate a deceleration in economic growth. If this is the case, we believe the Fed may not have to raise rates much further to keep the economy on a sustainable low inflation pace of growth. Going forward, we believe the fixed-income markets will most likely trade in a range of about 6.00% to 6.50% for the 30-year Treasury bond and that range should continue to slow the economy. When rates are at the lower end of the range, we intend to seek constant maturity Treasury ARMs for the portfolio. As rates move to the higher end of the range, we anticipate increasing the Fund's fixed-rate and hybrid positions.

                                   EVERGREEN
                             Select Core Bond Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

The Evergreen Select Core Bond Fund is designed to maximize total return by focusing on current income and identifying opportunities to capture capital gains. The portfolio maintains a bias toward corporate and mortgage securities in order to capture higher levels of income.


                                    Process

The portfolio managers seek to enhance performance, while pursuing a controlled risk approach, by actively managing three specific characteristics within the portfolio: duration, sector allocation, and security selection. The managers use both quantitative tools and fundamental research in order to determine an appropriate duration strategy as well as enhance the sector allocation and security selection processes.


                                   Benchmark

Lehman Brothers Aggregate Bond Index
Lehman Brothers Government/Corporate Bond Index



                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 12/13/1990                  Class I        Class IS
Class Inception Date                                 12/13/1990      10/2/1997
Average Annual Returns
Six month                                               0.00%          -0.17%
1 year                                                  0.07%          -0.18%
3 years                                                 7.05%           6.91%
5 years                                                 8.06%           7.97%
Since Portfolio Inception                               7.41%           7.36%
30-day SEC Yield                                        6.33%           6.07%
6-month income dividends per share                     $0.30           $0.28
6-month capital gain distributions per share           $0.01           $0.01



                                LONG TERM GROWTH

                                    [CHART]


                                                              Lehman Brothers
            Consumer Price      LB       Evergreen Select   Government Corporate
              Index - US     Aggregate      Core Bond I         Bond Index

31-Dec-90     1,000,000      1,000,000       1,000,000           1,000,000
30-Sep-91     1,025,419      1,104,000       1,081,859           1,102,429
30-Sep-92     1,056,054      1,242,600       1,203,679           1,248,314
30-Sep-93     1,084,463      1,366,600       1,308,760           1,391,178
30-Sep-94     1,116,593      1,322,500       1,271,883           1,333,541
30-Sep-95     1,145,001      1,508,400       1,450,640           1,524,953
30-Sep-96     1,179,381      1,582,400       1,527,135           1,593,615
30-Sep-97     1,204,792      1,736,500       1,681,276           1,746,424
30-Sep-98     1,222,730      1,935,900       1,874,752           1,971,143
30-Sep-99     1,251,878      1,928,800       1,876,829           1,938,834

Comparison of a $1,000,000 investment in Evergreen Select Core Bond Fund, Class I shares(1), versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Lehman Brothers Government/Corporate Bond Index (LBGCBI) and the Consumer Price Index (CPI).

The LBABI and LBGCBI are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class I Shares is based on the performance of the Class I Shares of the Fund's predecessor fund, Tattersall Bond Fund.

Historical performance shown for Class IS Shares is based on (1) the performance of the Class IS Shares of the Fund's predecessor fund, Tattersall Bond Fund, since 10/2/1997 and (2) the Class I Shares of Tattersall Bond Fund from 12/13/1990 to 10/2/1997 which have not been adjusted to reflect the 0.25% 12b-1 fee paid by Class IS. Class I Shares do not pay a 12b-1. If these fees had been reflected, returns would have been lower.

                                   EVERGREEN
                             Select Core Bond Fund
                         Portfolio Manager Commentary


                              Portfolio Management


                          [PHOTO OF FRED TATTERSALL]

                                Fred Tattersall
                                  Team Leader

Performance

Evergreen Select Core Bond Fund's Class I shares returned 0.07% for the twelve-month period ended September 30, 1999. The Lehman Brothers Aggregate Bond Index lost -0.37% and the Lehman Brothers Government Corporate Bond Index lost
 1.75% during the same period.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $1,048,524,629
Average Credit Quality                                                      AAA
Effective Maturity                                                    9.0 years
Average Duration                                                      5.0 years



Changing Conditions Produce Challenge and Opportunity

The past twelve months were difficult for bond investors, as interest rates rose across the yield curve between 0.50% and 1.50%. As the fiscal year began, the global financial markets were beginning to recover from a turbulent summer, during which Russia effectively defaulted on its debt and the largest hedge fund in the United States bordered on bankruptcy. The situation prompted global investors to seek the safety, quality and liquidity of the U.S. Treasury market. This unusually strong demand for Treasury securities drove yields to decade lows and pushed up bond prices. To enhance liquidity and stimulate sagging world economies, the Federal Reserve Board and world central bankers lowered interest rates during the fourth quarter of 1998.

Entering 1999, many investors believed that weak global demand would dampen the U.S. economy in the coming year. Growth remained robust, however, and international economies recovered faster and more heartily than many investors anticipated. Concerned that inflation pressures of an overheated economy would prompt the Federal Reserve to become restrictive, investors drove up interest rates. The Federal Reserve followed through in the summer by raising short-term rates in a preemptive move against the threat of rising inflation.

These volatile market conditions created sector opportunities for bond investors, however. In the aftermath of the "flight-to-quality" trades, the yield advantage provided by mortgage-backed securities and corporate bonds versus Treasuries rose to extremely attractive levels. By the end of the first quarter of 1999, much of this attractiveness had been realized, as economies and financial markets showed signs of improvement. During the last half of the fiscal year, yield advantages of sectors increased again to Treasuries in reaction to heavy new issue supply and Y2K-induced liquidity fears. During September, investors began to believe that both these concerns were only temporary and bid up the prices of mortgage-backed securities and corporate bonds relative to Treasuries. As the fiscal year ended, sectors still remained attractive relative to historical standards.


                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)

                                    [CHART]


Mortgage-Backed Securities -- 45.2%
Corporate Notes/Bonds -- 34.0%
Other Assets and Liabilities, net -- 8.0%
Treasury Notes/Bonds -- 7.0%
Asset-Backed -- 4.5%
Government Agency Notes/Bonds -- 1.1%
Foreign Bonds -- 0.2%

                                   EVERGREEN
                             Select Core Bond Fund
                         Portfolio Manager Commentary


Strategy

Sector allocation had the greatest effect on the Fund's performance, during the period. In the first half of the fiscal year, the Fund was positioned for a rebound in investment grade corporate bonds by being overweighted in the sector relative to the Lehman Brothers Aggregate Bond Index. During the second half, our overweighted position in mortgages relative to the Index contributed to the Fund's outperformance.

As of September 30, 1999, approximately 45% of the Fund's net assets were invested in mortgage-backed securities, up from 39% one year ago, and 38% at the end of March. Also as of September 30, 1999, the Fund held a 36% position in corporate bonds. As a result, the Fund's holdings in U.S. Treasuries were reduced to 8% at the end of this fiscal period from 13% a year ago and 16% six months ago. In the mortgage sector, we focused on "AAA"-rated, commercial, mortgage-backed securities, which provided yields that were approximately 1.50% higher than those of comparable U.S. Treasuries. We also selected corporate bonds with long durations, which increased the Fund's potential for outperformance. We believe that high quality, well known names represented better risk-adjusted value than lower quality credits.


                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)

                                    [CHART]

AAA -- 66.0%
A -- 17.0%
BAA -- 10.0%
AA -- 7.0%


Outlook

We are optimistic about bonds, heading forward. The economy appears to be healthy, and we believe inflation will stay well-contained, rising approximately 2% on an annualized basis. In this environment, we anticipate only modest upward pressure on interest rates, keeping the yield on the 30-year U.S. Treasury within a range of 5% to 6%.

We also believe that bonds are attractive relative to other asset classes and have the potential to generate solid total returns in the months ahead. The current level of yields on mortgage-backed securities and corporate bonds presents the opportunity for price appreciation in addition to the ability to earn a generous income stream. Further, "real" interest rates, the rates earned by investors in excess of inflation, are high. The combination certainly enhances the value of bonds and should improve their potential for outperformance.

                                   EVERGREEN
                            Select Fixed Income Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

The Evergreen Select Fixed Income Fund seeks to increase total return by focusing on current income and identifying opportunities to capture capital gains. The portfolio maintains a bias toward corporate and mortgage securities in order to capture higher levels of income.

                                    Process

The Fund's portfolio manager seeks to enhance performance, while controlling risk, by actively managing three specific characteristics within the portfolio: duration, sector allocation and security selection. The manager utilizes both quantitative tools and fundamental research to determine an appropriate duration strategy as well as to enhance the sector allocation and security selection processes.

                                   Benchmark

            Lehman Brothers Intermediate Government/Corporate Index



                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 3/31/1977                   Class I        Class IS
Class Inception Date                                11/24/1997       3/9/1998
Average Annual Returns
1 year                                                 0.84%           0.59%
3 years                                                5.77%           5.49%
5 years                                                6.51%           6.23%
10 years                                               7.05%           6.78%
Since Portfolio Inception                              8.13%           7.86%
30-day SEC Yield                                       7.61%           7.34%
12-month income dividends per share                   $0.35           $0.33



                                LONG TERM GROWTH


                                    [CHART]


              Lehman Brothers       Consumer Price        Evergreen Select
              Interm Govt/Corp        Index - US          Fixed Income; I

30-Sep-89        1,000,000            1,000,000              1,000,000
30-Sep-90        1,083,924            1,061,600              1,092,845
30-Sep-91        1,234,088            1,097,600              1,236,482
30-Sep-92        1,391,081            1,130,392              1,376,500
30-Sep-93        1,505,441            1,160,800              1,485,208
30-Sep-94        1,480,519            1,195,192              1,449,091
30-Sep-95        1,647,633            1,225,600              1,600,891
30-Sep-96        1,732,187            1,262,400              1,681,793
30-Sep-97        1,874,164            1,289,600              1,808,854
30-Sep-98        2,069,551            1,308,800              1,975,928
30-Sep-99        2,082,628            1,340,000              1,992,973

Comparison of a $1,000,000 investment in Evergreen Select Fixed Income Fund, Class I shares(1), versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI), and the Consumer Price Index (CPI).

The LBIGCBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, it's performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total returns would be as follows: Class I--3 year = 5.81%, 5 year = 6.58%, 10 year = 7.14% and since 3/31/1977 = 8.23%; Class IS--3 year = 5.53%, 5 year = 6.30%, 10 year = 6.86% and since 3/31/1977 = 7.96%.

                                   EVERGREEN
                            Select Fixed Income Fund

                         Portfolio Manager Commentary


Portfolio Management Team



[PHOTO OF ROLLIN C. WILLIAMS]                      [PHOTO OF L. ROBERT CHESHIRE]

  Rollin C. Williams, CFA                                 L. Robert Cheshire


                           [PHOTO OF THOMAS L.ELLIS]

                                 Thomas L.Ellis

Performance

For the twelve-month period ended September 30, 1999, the Evergreen Select Fixed Income Fund Class I Shares posted a 0.84% total return, outpacing the 0.63% return of its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index. Strong performance can be attributed to the portfolio's neutral-to-short duration stance as well as to favorable sector weightings throughout the period.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $602,517,442
Average Credit Quality                                                     AA
Effective Maturity                                                  4.6 years
Average Duration                                                    3.4 years

Environment

Fixed-income investors experienced a bumpy ride during the past twelve months. During the first half of the fiscal year, the Federal Reserve Board lowered interest rates three times in an effort to insulate the U.S. economy from global economic turmoil. The Federal Reserve Board then reversed course in the face of low unemployment and increasingly strong consumer spending levels which hinted at an inflationary flare-up, and increased interest rates twice in just over three months: on June 30 and again on August 24. Amid this backdrop, interest rates climbed steadily higher as the yield on the bellwether 30-year Treasury Bond rose from its low of 4.72% on October 5 to close at 6.05% on September 30.


                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)

U.S. Government
Agency -- 24.3%
U.S. Government -- 23.3%
A -- 18.8%
AAA -- 13.4%
BAA -- 11.0%
AA -- 8.1%
BA -- 1.1%

                                   EVERGREEN
                            Select Fixed Income Fund

                         Portfolio Manager Commentary


Strategy

The portfolio's duration strategy had an extremely positive impact on performance and was a primary factor in outperforming the benchmark. We reduced duration steadily during the period and average duration--starting at 3.7 years, was reduced to 3.6 years by March 31 and closed at 3.4 years on September 30, 1999. This strategy of reducing duration and maintaining a neutral-to-short stance positively impacted performance as rates edged higher throughout virtually the entire period.

Strategic over-weightings in the "spread" sectors--corporates and mortgages--also positively impacted total return, especially in the final half of the period. The portfolio's increased weighting of mortgages, from 13.6% to 30.8% during the final three months of the period, had a particularly positive impact on performance in the waning months as this sector outpaced government securities and, to a lesser extent, corporate bonds.




                             PORTFOLIO COMPOSITION
                     (based on 9/30/1999 portfolio assets)

                                    [CHART]



Mortgage-Backed Securities -- 22.0%
Corporate Notes/Bonds -- 19.2%
Commercial Paper(1) -- 19.0%
Treasury Notes/Bonds -- 18.3%
Asset-Backed Securities -- 7.7%
Government Agency Notes/Bonds -- 7.5%
Foreign Bonds -- 3.6%
Repurchase Agreements -- 2.3%
Municipal Bonds -- 0.4%


1Represents collateral received for securities on loan.


Outlook

Going forward, the portfolio will likely maintain a neutral-to-shorter duration stance in anticipation of rising interest rates in the near term. We feel that the historically low unemployment rate and strong consumer spending will continue to nudge inflation higher and likely prompt the Fed to increase rates at least one more time in the near term. Looking further down the road, however, favorable market fundamentals such as globalization of economies and low worldwide inflation bode well for a strong investing backdrop and a low interest rate environment over the long term.

                                   EVERGREEN
                            Select Income Plus Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

The Evergreen Select Income Plus Fund seeks to increase total return by pursuing a high level of current income and a potential for capital appreciation. The portfolio managers seek to achieve the Fund's objective by actively managing portfolio duration for capital gain opportunities.


                                    Process

The portfolio managers complement fundamental research with quantitative tools which identify undervalued or over-looked fixed income securities with potential for appreciation. In an effort to achieve a high level of current income, the Fund emphasizes corporate and mortgage-backed securities.


                                   Benchmark

                Lehman Brothers Government/Corporate Bond Index



                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 8/31/1988                     Class I        Class IS
Class Inception Date                                  11/24/1997       3/2/1998
Average Annual Returns
1 year                                                  -2.13%          -2.36%
3 years                                                  5.93%           5.73%
5 years                                                  7.02%           6.84%
10 years                                                 7.23%           7.06%
Since Portfolio Inception                                7.48%           7.31%
30-day SEC Yield                                         6.42%           6.19%
12-month income dividends per share                     $0.33           $0.32
12-month capital gain distributions per share           $0.05           $0.05



                                LONG TERM GROWTH

             Lehman Brothers       Consumer Price        Evergreen Select
                Govt/Corp            Index - US           Income Plus; I

30-Sep-89       1,000,000            1,000,000               1,000,000
30-Sep-90       1,067,545            1,061,600               1,061,462
30-Sep-91       1,236,834            1,097,600               1,224,301
30-Sep-92       1,400,505            1,130,392               1,358,034
30-Sep-93       1,560,787            1,160,800               1,510,169
30-Sep-94       1,496,123            1,195,192               1,437,484
30-Sep-95       1,710,871            1,225,600               1,639,963
30-Sep-96       1,787,905            1,262,400               1,700,976
30-Sep-97       1,959,343            1,289,600               1,860,018
30-Sep-98       2,211,460            1,308,800               2,067,783
30-Sep-99       2,175,212            1,340,000               2,025,078

Comparison of a $1,000,000 investment in Evergreen Select Income Plus Fund Class I shares/1/, versus a similar investment in the Lehman Brothers
Government/Corporate Bond Index (LBGCBI), and the Consumer Price Index (CPI).

The LBGCBI is an unmanaged market index which does not include transaction costs associated with buying or selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, it's performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total returns would be as follows: Class I--3 year = 5.97%, 5 year = 7.09%, 10 year = 7.31% and since 8/31/1988 = 7.57%; Class IS--3 year = 5.73%, 5 year = 6.84%, 10 year = 7.06% and since 8/31/1988 = 7.31%.

                                   EVERGREEN
                            Select Income Plus Fund
                         Portfolio Manager Commentary

Portfolio Management


                                    [PHOTO]
                                J.P. Weaver, CFA



Performance

For the twelve-month period ended September 30, 1999, the Evergreen Select Income Plus Bond Fund Class I Shares posted a -2.13% total return, trailing the
 1.62% return of its benchmark, the Lehman Brothers Government/Corporate Bond Index. Most of the Fund's under-performance can be attributed to a slightly longer duration stance during much of the period that penalized returns in light of steadily increasing interest rates.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $1,805,079,909
Average Credit Quality                                                       AA
Effective Maturity                                                   10.1 years
Average Duration                                                      5.7 years



Environment

Most fixed income investors experienced negative returns during the fiscal year, as bond prices declined in response to sharply higher interest rates. As the period progressed, powerful consumer spending levels and low unemployment rates hinted at an inflationary flare-up which ultimately resulted in rising interest rates.

In an effort to contain inflation before it infected the U.S. economy, the Federal Reserve Board lowered the Fed Funds rate twice during the final three months of 1998. Amid this backdrop, the yield on the bellwether 30-year Treasury Bond rose from its low of 4.72% on October 5 to close at 6.05% on September 30.



                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)

[PIE CHART]

AAA -- 54.7%
A -- 19.0%
BAA -- 14.8%
AA -- 8.2%
BA -- 3.3%

                                   EVERGREEN
                            Select Income Plus Fund
                         Portfolio Manager Commentary


Strategy

The Fund's "income plus" strategy dictates we maintain a strong weighting in yield-oriented issues such as corporate bonds and mortgage-backed securities. As of September 30, over half of the Fund's assets were invested in these two sectors.

Although this exposure to corporates and mortgages hurt performance in the opening months and again in July, these areas performed well for the majority of the fiscal year and had a positive impact on performance. Near the end of the period, our analysis determined attractive valuations and opportunities within the corporate bond market, so the portfolio was composed of 32.7% corporate bonds/notes by the end of the period.

The portfolio's duration remained slightly longer than the benchmark for most of the fiscal year, a stance which penalized performance as interest rates rose steadily. Duration, however, was reduced from 6.0 years to 5.7 years during the final half of the period.



                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)


[PIE CHART]

Corporate Notes/Bonds -- 32.7%
Treasury Notes/Bonds -- 29.3%
Government Agency Notes/Bonds -- 18.1%
Foreign Bonds -- 7.0%
Asset-Backed Securities -- 5.2%
Other Assets and Liabilities, net -- 4.1%
Mortgage-Backed Securities -- 3.4%
Preferred Stock -- 0.2%



Outlook

Interest rates have risen this year as economic growth has remained robust and global economies have recovered. This has raised the prospects for a reversal of the favorable trends we have experienced recently in core inflation. We believe interest rates now better reflect the economy's underlying risks and, as such, expect rates to remain in a fairly narrow band during the fourth quarter.

Investors remain chastened by last year's Long Term Capital Management hedge fund and Russian default debacles, and securities dealers have sharply reduced their risk appetites. This has negatively affected bond market liquidity. Still, historically wide yield spreads should benefit investors in the fixed-income spread sectors during the coming three to six months as liquidity slowly improves.

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

The Evergreen Select Intermediate Term Municipal Bond Fund seeks the highest possible current income, exempt from federal income taxes, consistent with the Fund's maturity and preservation of capital/1/. The Fund provides stable, non-taxable income flows at competitive rates by primarily investing in tax-free bonds.


                                    Process

The portfolio manager utilizes both quantitative tools and hands-on, fundamental research to identify attractive tax-exempt investment opportunities. In order to increase total return, the Fund may also lend portfolio securities and enter into repurchase and reverse repurchase agreements.


                                   Benchmark

                  Lehman Brothers Municipal 7-Year Bond Index


                            PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 1/31/1984                     Class I        Class IS
ClassInception Date                                    11/24/1997      3/2/1998
Average Annual Returns
1 year                                                   -3.00%         -3.24%
3 years                                                   4.31%          4.07%
5 years                                                   5.07%          4.82%
10 years                                                  5.78%          5.52%
Since Portfolio Inception                                 6.72%          6.46%
30-day SEC Yield                                          5.08%          4.83%
Tax Equivalent Yield*                                     8.41%          8.00%
12-month income dividends per share                      $2.97          $2.81
12-month capital gain distributions per share            $0.89          $0.89

* Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.



                                LONG TERM GROWTH

               Consumer Price      Lehman Brothers        Evergreen Select
                 Index - US           Munis 7-Yr         Int. Muni; I Shares

30-Sep-89        1,000,000            1,000,000              1,000,000
30-Sep-90        1,061,600            1,071,618              1,062,143
30-Sep-91        1,097,600            1,202,796              1,167,148
30-Sep-92        1,130,392            1,320,670              1,261,788
30-Sep-93        1,160,800            1,465,081              1,388,185
30-Sep-94        1,195,192            1,455,638              1,376,765
30-Sep-95        1,225,600            1,605,259              1,488,236
30-Sep-96        1,262,400            1,676,430              1,556,829
30-Sep-97        1,289,600            1,809,875              1,679,183
30-Sep-98        1,308,800            1,952,233              1,824,050
30-Sep-99        1,340,000            1,964,212              1,769,129

Comparison of a $1,000,000 investment in Evergreen Select Intermediate Term Municipal Bond Fund, Class I shares2, versus a similar investment in the Lehman Brothers Municipal Bond 7-Year Index (LBMB7YI**), and the Consumer Price Index (CPI).

The LBMB7YI is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

**The Lehman Brothers Municipal Bond 7-Year Index inception date was 1/31/1990. The Lehman Brothers Municipal Bond 10-Year Index was used for the period 8/31/1988 - 1/31/1990.

/1/ Some portion of the Fund's income may be subject to the Federal Alternative Minimum Tax.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, it's performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total returns would be as follows: Class I--3 year = 4.35%, 5 year = 5.14%, 10 year = 5.87% and since 1/31/1984 = 6.81%; Class IS--3 year = 4.11%, 5 year = 4.89%, 10 year = 5.61% and since 1/31/1984 = 6.55%.

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                         Portfolio Manager Commentary


Portfolio Management


                                   [PHOTO]
                               Richard K.Marrone


Performance

For the twelve-month period ended September 30, 1999, the Evergreen Select Intermediate Term Municipal Bond Fund Class I Shares posted a -3.00% total return. This performance trailed the 0.57% return of its benchmark, the Lehman Brothers Municipal Bond 7-year index.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $710,336,097
Average Credit Quality                                                     AA
Effective Maturity                                                  8.8 years
Average Duration                                                    6.9 years

Environment

The past twelve months marked a difficult period for most fixed income investors. In the first six months of the period, interest rates rose roughly 1.25% despite the fact that the Federal Reserve Board lowered the Fed Funds rate on three separate occasions early in the period in an effort to insulate the U.S. economy from global economic turmoil. Consequently, rising rates pushed bond prices lower.

The Fed then reversed course and shifted focus to a sizzling U.S. economy, low unemployment and strong consumer spending, raising interest rates twice in a pre-emptive measure against inflation. Overall interest rates rose markedly during the fiscal year as the yield on the bellwether 30-year Treasury Bond rose from its low of 4.72% on October 5, 1998 to close at 6.05% on September 30.



                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)

[PIE CHART]

AAA -- 35.8%
BBB -- 24.0%
A -- 18.6%
AA -- 11.7%
Not Rated -- 7.4%
BB -- 2.5%

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                         Portfolio Manager Commentary


Strategy

The Fund's income-oriented investment strategy seeks to maximize shareholders' total return while reducing the portfolio's risk profile. Consistent with this strategy, early in the fiscal period we significantly scaled back the portfolio's weighting of zero-coupon bonds, a type of security with relatively high volatility.

Conversely, we have invested new assets as well as cash reserves in securities that enjoy strong yields. Our yield curve analysis indicates that the greatest value currently lies in bonds with intermediate-range maturities; as a result, we have strengthened this area with selective purchases. From a quality standpoint AA and AAA-rated bonds seem to be most attractively priced, as spreads between high and low-quality municipal bonds remain narrow. Although we acknowledge the attractive valuations among higher-rated issues, we have selectively added some lower-rated issues in order to bolster the Fund's yield.



                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)

[PIE CHART]

Hospitals/Nursing Homes/Health Care -- 24.3%
Housing -- 12.8%
Airlines -- 10.7%
General Obligation Notes/Bonds -- 10.3%
Industrial Development -- 10.2%
Escrow -- 6.3%
Education -- 4.6%
Sales Tax -- 4.3%
Transportation -- 3.9%
Mutual Funds Shares and Cash -- 3.5%
Public Facilities -- 3.2%
Other Revenue Bonds -- 2.3%
Utility -- 2.0%
Rental Bonds/Municipal Leases -- 1.6%



Outlook

Looking ahead, we anticipate interest rates to remain in their current range, possibly trending modestly higher as the Federal Reserve Board addresses inflationary pressure within the U.S. Economic data suggest that inflation may be on the rise, and we feel the Fed is likely to act--by raising interest rates--before inflationary pressures inflict any harmful effects on the U.S. economy. Along with our team of municipal credit analysts we will continue to maximize our shareholders' total return utilizing an income-oriented approach that also seeks to reduce price volatility.

                                   EVERGREEN
                         Select International Bond Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

The Evergreen Select International Bond Fund seeks to capitalize upon the unprecedented opportunities taking place in international capital markets and economies worldwide. The investment management team aims to add yield, provide diversification, control currency risk while adding value, and utilize the low to negative correlation to U.S. asset classes.


                                    Process

The investment process incorporates quantitative tools to manage a massive amount of financial data and to complement the team's fundamental research. A minimum of 80% of the portfolio is invested in investment grade securities of 19 of the world's top economies*. Up to 20% can be invested in below investment grade bonds from those 19 countries, or in emerging market bonds. The team actively uses currency hedging for more efficient risk control.


                                   Benchmark

                        J.P. Morgan Global Government
                             Index excluding U.S.


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 12/15/1993              Class I        Class IS
Class Inception Date                            12/15/1993      12/15/1993
Average Annual Returns
1 year                                              3.96%          3.74%
3 years                                             5.24%          5.04%
5 years                                             7.34%          7.10%
Since Portfolio Inception                           4.47%          4.23%
30-day SEC Yield                                    3.83%          3.58%
12-month income dividends per share                $0.38          $0.36



                                LONG TERM GROWTH


                                    [CHART]


                JPM Global          Consumer Price           Evergreen Select
                Govt ex US            Index - US             Interntl Bond I

31-Dec-93        1,000,000            1,000,000                 1,000,000
30-Sep-94        1,042,539            1,024,692                   898,582
30-Sep-95        1,236,520            1,050,762                 1,011,150
30-Sep-96        1,302,665            1,082,312                 1,098,597
30-Sep-97        1,299,667            1,105,632                 1,158,707
30-Sep-98        1,448,111            1,122,093                 1,231,824
30-Sep-99        1,457,235            1,148,842                 1,280,550

Comparison of a $1,000,000 investment in Evergreen Select International Bond Fund, Class I shares/1/, versus a similar investment in the J.P. Morgan Global Government Index--excluding U.S. (JPMG6XUS), and the Consumer Price Index (CPI).

The JPMG6XUS is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class I Shares prior to its inception is based on the performance of the Class Y Shares of the Fund's predecessor fund, CoreFund Global Bond Fund. Historical performance shown for Class IS prior to its inception is based on the performance of the Class A Shares of the Fund's predecessor fund, and reflects the same 0.25% 12b-1 applicable to Class IS.



*Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom.

                                   EVERGREEN
                         Select International Bond Fund
                         Portfolio Manager Commentary


Portfolio Management


                           [PHOTO OF GEORGE MCNEIL]

                                 George McNeil
                       First International Advisors,Ltd.

Performance

Evergreen Select International Bond Fund's Class I shares produced a return of 3.96% for the twelve-month period ended September 30, 1999. The Fund outperformed its benchmark, the J.P. Morgan Global (excluding U.S.) Government Index, which returned 0.27% for the same period.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $55,496,719
Average Credit Quality                                                    AA
Effective Maturity                                                 6.5 years
Average Duration                                                   5.6 years



Environment

While the Fund's fiscal year began with bond prices moving higher, stronger-than-expected economic growth pushed global interest rates higher over most of the past twelve months. Central bankers around the world lowered interest rates in the final quarter of 1998 to stabilize economies and financial markets after a turbulent summer. Bond prices rose as investors expected weak economic recoveries in 1999.

The U.S. economy remained strong, however, and many international economies improved faster and more heartily than many investors anticipated. Market sentiment shifted to the possibility of excessive, rather than fragile, economic growth, especially in the United States. Investors began to watch for signs of inflation and expected a more restrictive monetary policy. The trend toward higher U.S. interest rates forced many foreign interest rates upward as well, as the world's economies strengthened and countries sought to attract global cash flows.



                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)


                                    [CHART]


U.S. Government -- 48.7%
AAA -- 26.8%
AA -- 13.6%
A -- 5.1%
BAA -- 4.2%
BA -- 1.3%
B -- 0.3%

                                   EVERGREEN
                         Select International Bond Fund
                         Portfolio Manager Commentary

Strategy

We emphasized quality throughout the fiscal year, and actively managed both the Fund's duration and currency exposure. As of September 30, 1999, approximately 87% of the Fund's net assets were invested in "AAA"-rated or "AA"-rated securities, resulting in an average portfolio quality of "AA". Also as of that date, approximately 67% of the Fund was invested in European countries with stable political climates and large, liquid financial markets, and 23% of net assets were in Japanese holdings. The remaining 10% of net assets were invested as follows: Australia, United States, Lithuania, Hong Kong, Poland, Slovakia, Mexico, Kazakhstan and Supranationals. Supranational bonds are issues of supranational institutions, such as the World Bank, that can be issued in any country and in any currency denomination. We established holdings in Japanese bonds in February, fine-tuning the position's size and duration throughout the period.

Currency transactions made a positive contribution to the Fund's performance. Our primary positions were in the euro, the U.S. dollar and the Japanese yen. We actively managed these holdings depending on relative value and our expectations for potential price appreciation. In the fourth quarter of 1998, we emphasized European currencies, taking advantage of their strength prior to the euro being launched on January 1, 1999. We then shifted the Fund's focus to the U.S. dollar to benefit from the strength of the U.S. economy in the first half of 1999. By the end of June 1999, we began to reduce U.S. dollar holdings, reinvesting assets in the euro and the Japanese yen. This strategy benefited total return, as the euro and the yen appreciated against the U.S. dollar by 12.04% and 3.5%, respectively, during the third quarter of 1999. As of September 30, 1999, the Fund's currency exposure was as follows: 46% euro, 28% Japanese yen, 16% other European currencies, and 10% U.S. dollar and dollar block currencies.

We also actively managed duration, the Fund's sensitivity to changes in interest rates. We lengthened duration in the first part of the fiscal year, which increased the Fund's potential for total return when interest rates fell. We then shortened duration in January--enhancing price stability as interest rates rose--and kept a defensive stance for the rest of the fiscal period.



                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)

                                    [CHART]


Foreign Bonds -- 50.6%
Corporate Notes/Bonds -- 45.5%
Other Assets and Liabilities, net -- 3.9%



                            GEOGRAPHICAL ALLOCATION
                     (based on 9/30/1999 portfolio assets)

          Japan                                             22.5%
          Netherlands                                       15.0%
          United Kingdom                                    10.0%
          Germany                                            8.6%
          Sweden                                             6.1%
          Denmark                                            5.5%
          Belgium                                            4.7%
          Spain                                              4.4%
          Italy                                              3.7%
          France                                             3.3%
          Norway                                             3.1%
          Austria                                            2.6%
          Supranational                                      2.5%
          Australia                                          2.4%
          Other Countries                                    5.6%

                                   EVERGREEN
                         Select International Bond Fund
                         Portfolio Manager Commentary


Outlook

Our outlook is cautiously optimistic. With the current level of interest rates, continued low inflation and our expectations for economic fundamentals, we believe some international bonds are beginning to have attractive relative value, particularly European bonds with longer maturities. We believe it is still too early to aggressively lengthen the portfolio, but think it is prudent to move from a "defensive" to a "neutral" stance.

We are monitoring several factors. "Real" interest rates--the rate earned by investors after inflation is removed--are in the range of 4 1/2% to 5%, which is high by historical standards. Economic growth also continues to strengthen, with signs of sustainable growth coming from France and Spain, in particular. An outlook for stronger economies, combined with a tightening bias from the United Kingdom central bank and the European central bank, bodes well for the credit markets. Further, we expect inflation to remain low because of double-digit unemployment and the euro appreciating from its lows.

We are less optimistic about the investment environments in the United States and Japan. The mature economic expansion and low unemployment in the United States could signal higher interest rates to cool an overheating economy and contain inflationary pressures. Further, the high trade deficit continues to put downward pressure on the U.S. dollar. In Japan, the economy began to show signs of sustainable growth, although it was still reliant on government spending. Japan's economy remains in a restructuring phase, however, and investors are facing a heavy calendar for bond issuance in the fourth quarter of 1999. Additionally, we believe Japan's economic growth will be limited by recent strength in the yen.

                                   EVERGREEN
                          Select Limited Duration Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Limited Duration Fund seeks higher yields consistent with preservation of capital and low principal fluctuation. By emphasizing the use of high quality corporate, mortgage and asset-backed securities maturing in less than five years, the Fund seeks to provide investors a high level of current income while reducing price volatility.


                                    Process

The Fund's portfolio manager seeks to enhance performance, while reducing principal fluctuation, by actively managing three specific characteristics within the portfolio: maturity structure, sector allocation and security selection. In addition, quantitative tools are utilized to analyze interest rate movement and to determine an appropriate duration strategy.


                                   Benchmark

                   Merrill Lynch 1-3 Year Treasury Bond Index



                          PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 4/30/1994                     Class I        Class IS
Class Inception Date                                   11/24/1997      7/28/1998
Average Annual Returns
1 year                                                    3.07%           2.81%
3 years                                                   5.60%           5.39%
5 years                                                   6.92%           5.68%
Since Portfolio Inception                                 5.71%           5.47%
30-day SEC Yield                                          6.19%           5.94%
12-month income dividends per share                      $0.60           $0.58
12-month capital gain distributions per share            $0.02           $0.02



                                LONG TERM GROWTH


                                   [GRAPH]

               Consumer Price        ML 1-3YR          Evergreen Select
                 Index - US          Treasury         Limited Duration; I

30-Apr-94        1,000,000           1,000,000            1,000,000
30-Sep-94        1,013,569           1,014,291            1,014,669
30-Sep-95        1,039,356           1,098,251            1,093,194
30-Sep-96        1,070,564           1,160,151            1,154,714
30-Sep-97        1,093,630           1,240,083            1,234,016
30-Sep-98        1,109,913           1,338,370            1,323,275
30-Sep-99        1,136,371           1,382,083            1,364,052

Comparison of a $1,000,000 investment in Evergreen Select Limited Duration Fund, Class I shares/1/, versus a similar investment in the Merrill Lynch 1-3 Year Treasury Bond Index (ML1-3YTBI), and the Consumer Price Index (CPI).

The ML1-3YTBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, it's performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total returns would be as follows: Class I--3 year = 5.71%, 5 year = 6.10% and since 4/30/1994 = 5.90%; Class IS--3 year = 5.50%, 5 year = 5.86% and since 4/30/1994 = 5.66%.

                                   EVERGREEN
                          Select Limited Duration Fund
                         Portfolio Manager Commentary


Portfolio Management



       [PHOTO]                                                [PHOTO]
     Sam Paddison                                           David Fowley


Performance

For the twelve-month period ended September 30, 1999, the Evergreen Select Limited Duration Bond Fund I Shares posted a 3.07% total return, versus a 3.22% return on its benchmark, the Merrill Lynch 1-3 Year Treasury Index. The return of 3.07% ranked in the top 25% of short U.S. government funds tracked by Lipper Inc., an independent mutual fund rating company.




                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $313,785,740
Average Credit Quality                                                     AA
Effective Maturity                                                  1.9 years
Average Duration                                                    1.6 years



Environment

U.S. Treasury yields increased significantly over the last year. The 2-Year Treasury's yield widened 8 basis points during the quarter, making it 133 basis points wider for the year, yielding 5.60% at quarter end. Bond yields continued to rise as fears of inflation resurfaced with investors. The Federal Reserve lowered its target rate by 25 basis points on October 15, 1998, and again on November 17. The Federal Reserve reversed out earlier rate cuts by raising rates by 25 basis points on June 30, 1999, and again on August 24, bringing the target rate back to 5.25%. The Federal Reserve appears to be in a holding pattern, with a tightening bias, while investors are trying to figure out the consequences, if any, of Y2K.



                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)


[PIE CHART]

Corporate Notes/Bonds -- 51.2%
Mortgage-Backed
Securities -- 19.2%
Asset-Backed Securities -- 18.6%
Other Assets and
Liabilities, net -- 11.0%

                                   EVERGREEN
                          Select Limited Duration Fund
                         Portfolio Manager Commentary


Strategy

The Fund increased its exposure to corporate, mortgage-backed and asset-backed securities during the period, eliminated its position in U.S. Treasuries and reduced its exposure to Federal Agencies. Corporate spreads ended the year relatively unchanged from their November highs, resulting in corporate bonds outperforming comparable Treasuries by a relatively wide margin. The patient investor can find bonds at "fire-sale" prices as brokers and investors clean their books in anticipation of Y2K and do some year-end window dressing. Short-term, mortgage-backed and asset-backed securities were the two highest performing sectors over the year. The Fund maintained below-average duration ranging from 95% to 100% of its benchmark, the Merrill Lynch 1-3 Year Treasury Bond Index.



                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)

[PIE CHART]

BAA -- 33.1%
AAA -- 28.7%
A -- 16.7%
AA -- 13.6%
BA -- 7.9%



Outlook

We plan to maintain an above-average weighting in spread sectors (corporate, asset-backed and mortgage-backed securities), because we feel the sectors are still undervalued based on break-even analysis. We plan to stay short of the benchmark until the technical and fundamental factors convince us otherwise. We believe the bond yields are currently trading in a range between 6.00% and 6.25%, but longer term, we feel bond yields will fall as the Federal Reserve continues to keep inflation under control.

                                   EVERGREEN
                         Select Total Return Bond Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

The Evergreen Select Total Return Bond Fund uses a core-plus, fixed income approach which seeks to enhance returns by opportunistically investing up to 35% of the portfolio in the high yield and international fixed income markets.


                                    Process

The managers maintain a focus on sector allocation, credit analysis and security selection as opposed to interest rate anticipation. Asset allocation among the three portfolio components--domestic high grade, domestic high yield and international--is aided by quantitative models, and determined through dynamic discussions between the three portfolio managers that revolve around several factors, including underlying market fundamentals.


                                   Benchmark

                      Lehman Brothers Aggregate Bond Index



                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 4/20/1998                    Class I        Class IS
Class Inception Date                                  4/20/1998       8/3/1998
Average Annual Returns
1 year                                                 -0.87%          -1.12%
Since Portfolio Inception                               1.35%           1.14%
30-day SEC Yield                                        6.40%           6.14%
12-month income dividends per share                    $6.30           $6.06



                                LONG TERM GROWTH


                                 [LINE GRAPH]

              Lehman Brothers      Consumer Price       Evergreen Select
                 Aggregate           Index - US           Total Return I

30-Apr-98        1,000,000           1,000,000               1,000,000
31-May-98        1,010,152           1,001,846               1,008,803
30-Jun-98        1,018,744           1,003,077               1,016,286
31-Jul-98        1,020,870           1,004,308               1,019,179
31-Aug-98        1,037,513           1,005,538               1,015,517
30-Sep-98        1,061,794           1,006,769               1,031,008
31-Oct-98        1,056,160           1,009,231               1,019,643
30-Nov-98        1,062,180           1,009,231               1,031,078
31-Dec-98        1,065,366           1,008,615               1,033,766
31-Jan-99        1,072,929           1,011,077               1,041,034
28-Feb-99        1,054,152           1,012,308               1,021,826
31-Mar-99        1,059,949           1,015,385               1,026,710
30-Apr-99        1,063,340           1,022,769               1,033,137
31-May-99        1,053,983           1,022,769               1,021,180
30-Jun-99        1,050,610           1,022,769               1,015,583
31-Jul-99        1,046,197           1,025,846               1,016,342
31-Aug-99        1,045,674           1,028,308               1,013,407
30-Sep-99        1,057,916           1,030,769               1,021,998

Comparison of a $1,000,000 investment in Evergreen Select Total Return Bond Fund, Class I shares/1/, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost

Historical performance shown for Class IS prior to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower.

                                   EVERGREEN
                         Select Total Return Bond Fund
                         Portfolio Manager Commentary

Portfolio Management Team


      [PHOTO]                                                       [PHOTO]
Rollin C. Williams, CFA                                         Richard M. Cryan



                                    [PHOTO]
                                 Anthony Norris
                      First International Advisers, Ltd.



Performance

Evergreen Select Total Return Bond Fund's Class I shares declined to -0.87% for the twelve month period ended September 30, 1999. The Fund modestly lagged its benchmark, the Lehman Brothers Aggregate Index, which fell to -0.37% for the same period.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                  $150,653,519
Average Credit Quality                                                      AA
Effective Maturity                                                   8.7 years
Average Duration                                                     5.5 years



Environment

Interest rates fell going into the fourth quarter of 1998, but beginning early in the quarter, trended higher for the rest of the fiscal year on stronger-than-expected economic growth. Central bankers around the world initiated a series of interest rate cuts late in 1998, seeking to restore stability to global economies and financial markets after a turbulent summer. Many investors anticipated weak recoveries in 1999, believing that fragile international economies would dampen U.S. economic growth.

The U.S. economy remained robust, however; and foreign economies generally experienced faster and more sustainable growth than many investors had anticipated. Market sentiment reversed course, focusing on the possibility that the economy could overheat instead of falter. Investors pushed interest rates higher, monitoring signs of inflation and preparing for a tighter domestic monetary policy. With stronger worldwide growth and the pursuit of international cash flows, the trend toward higher interest rates became global. Investor expectations of a more restrictive monetary policy became reality in mid-1999, when the Federal Reserve Board and other central bankers began to raise interest rates.

While the year was difficult for bond investors, opportunities also emerged from the market's changing conditions. Demand for U.S. Treasuries surged at the end of the last fiscal year, as investors sparked a

                                   EVERGREEN
                         Select Total Return Bond Fund
                         Portfolio Manager Commentary

"flight-to-quality" in response to increasingly shaky world economies and financial markets. Seeking only securities of the highest quality and liquidity, investors drove the yield advantages of riskier credits versus Treasuries to levels that were high by historical standards--with yield advantage increasing with risk. The rising yield advantages gave corporate bonds, mortgage-backed securities and international bonds attractive relative value.


                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)

[PIE CHART]

Treasury Notes/Bonds -- 31.5%
Corporate Notes/Bonds -- 26.0%
Foreign Bonds -- 20.1%
Mortgage-Backed Securities -- 18.8%
Other Assets and Liabilities, net -- 3.6%



Strategy

We emphasized total return and income by actively managing the Fund's asset-allocation. We also fine-tuned the Fund's holdings within each market sector, including actively managing duration.

The investment grade portion of the Fund maintained a long duration relative to the Fund's benchmark for the first part of the fiscal period. This added to total return when interest rates fell. We adjusted duration throughout the period, depending upon our outlook for interest rates. As of September 30, 1999, the duration of the Fund's investment grade investments stood at 5.50 years, approximately 110% of its benchmark. We also fine-tuned the Fund's investment grade corporate bond position, increasing holdings when yield advantages reached attractive levels in the fourth quarter of 1998 and later reducing the position when yield advantages declined.

Asset-allocation, currency exposure and duration management drove performance in the Fund's international sector. The Fund's international holdings rose from 7% at the beginning of the fiscal year, to 11% on March 31, 1999 and 20.1% on September 30, 1999.

We emphasized quality throughout the period, primarily investing in bonds rated "AAA" and "AA" in European countries with stable governments and large, liquid financial markets. The Fund also held a sizable position in Japan. We increased the Fund's exposure to the international sector in July 1999, when foreign interest rates became attractive and the outlook for Europe's investment climate and currency performance improved.

The Fund experienced three major currency shifts. We emphasized European currencies in the fourth quarter of 1998, taking advantage of their strength just prior to the January 1, 1999 launch of the euro. We then focused on the U.S. dollar to benefit from the strength in the U.S. economy through mid-year 1999. By the end of June, we began to reduce U.S. dollar holdings, reinvesting assets in the euro and the Japanese yen. The international portion of the Fund also actively managed duration, maintaining a long duration in the fourth quarter of 1998, shortening and keeping a defensive duration stance throughout much of the period, and becoming neutral as the fiscal year came to a close.

We increased high yield bond holdings from 17% at the beginning of the fiscal year to 25% in May 1999, taking advantage of the attractive yield advantage provided by high yield bonds, particularly at the end of 1998. We reduced the Fund's holdings in "BB"-rated credits, increasing our position in bonds rated "B" because of the attractive pick-up in yield advantages. This strategy benefited performance when lower-rated bonds outperformed higher-rated bonds. We reduced the Fund's overall allocation to high yield bonds to 16% in July, reinvesting assets in international

                                   EVERGREEN
                         Select Total Return Bond Fund
                         Portfolio Manager Commentary

bonds. At that time, we became more cautious about the near-term outlook for high yield bonds, which later underperformed because of a rising default rate, heavy new supply and less demand.


                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)

[PIE CHART]

U.S. Government -- 33.1%
U.S. Government Agency -- 19.8%
Not Rated -- 16.1%
Not Available -- 10.0%
A -- 9.5%
AAA -- 5.1%
BAA -- 4.4%
AA -- 2.0%


Outlook

We think bonds offer attractive relative value over the longer term, although domestically, we could be in for choppy conditions over the next few months. Investors are waiting to see if the Federal Reserve Board will tighten monetary policy again before the end of the year--and the market hates uncertainty. Additionally, many issuers have brought bonds to market prior to Y2K, increasing supply. In contrast, most dealers are reluctant to build inventory, particularly in light of Y2K. The combination of heavy supply and limited demand has given little support to bond prices. The near-term outlook for Europe appears brighter, with increasing signs of sustainable growth and a bias toward higher interest rates--a situation that bodes well for the Fund's currency position.

Longer term, we believe bonds offer attractive relative value. "Real" interest rates--the rate earned by the investor in excess of inflation--are high by historical standards. Further, we think yield advantages represent attractive value. The combination of "real" interest rates and generous yield advantages set the stage for solid price appreciation longer term.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                            Year Ended          Year Ended         Year Ended
                          September 30,        February 28,       September 30,
                         -----------------   -----------------   ----------------
                          1999    1998 (a)    1998    1997 (b)    1996     1995
CLASS I
Net asset value,
 beginning of period     $  9.68  $  9.75    $  9.71  $  9.68    $  9.65  $  9.61
                         -------  -------    -------  -------    -------  -------
Income from investment
 operations
Net investment income       0.59     0.35       0.64     0.28       0.64#    0.63
Net realized and
 unrealized gains or
 losses on securities      (0.12)   (0.07)      0.04        0++        0     0.01
                         -------  -------    -------  -------    -------  -------
Total from investment
 operations                 0.47     0.28       0.68     0.28       0.64     0.64
                         -------  -------    -------  -------    -------  -------
Distributions to
 shareholders from
Net investment income      (0.59)   (0.35)     (0.64)   (0.25)     (0.61)   (0.60)
                         -------  -------    -------  -------    -------  -------

Net asset value, end of
 period                  $  9.56  $  9.68    $  9.75  $  9.71    $  9.68  $  9.65
                         -------  -------    -------  -------    -------  -------
Total return                4.98%    2.88%      7.15%    2.97%      6.86%    6.87%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $36,033  $23,174    $25,981  $70,264    $65,974  $23,616
Ratios to average net
 assets
 Expenses*                  0.30%    0.33%+     0.30%    0.30%+     0.30%    0.30%
 Net investment income      6.11%    6.12%+     6.63%    6.79%+     6.84%    6.61%
Portfolio turnover rate       14%      46%       107%      44%        85%      56%

                            Year Ended          Year Ended         Year Ended
                          September 30,        February 28,       September 30,
                         -----------------   -----------------   ----------------
                          1999    1998 (a)    1998    1997 (b)    1996     1995
CLASS IS
Net asset value,
 beginning of period     $  9.68  $  9.76    $  9.72  $  9.68    $  9.65  $  9.61
                         -------  -------    -------  -------    -------  -------
Income from investment
 operations
Net investment income       0.55     0.33       0.59     0.28       0.65#    0.64
Net realized and
 unrealized gains or
 losses on securities      (0.11)   (0.08)      0.06        0++    (0.03)   (0.02)
                         -------  -------    -------  -------    -------  -------
Total from investment
 operations                 0.44     0.25       0.65     0.28       0.62     0.62
                         -------  -------    -------  -------    -------  -------
Distributions to
 shareholders from
Net investment income      (0.56)   (0.33)     (0.61)   (0.24)     (0.59)   (0.58)
                         -------  -------    -------  -------    -------  -------
Net asset value, end of
 period                  $  9.56  $  9.68    $  9.76  $  9.72    $  9.68  $  9.65
                         -------  -------    -------  -------    -------  -------
Total return                4.73%    2.63%      6.89%    2.97%      6.60%    6.60%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $20,199  $ 9,645    $10,320  $ 3,564    $14,361  $ 2,871
Ratios to average net
 assets
 Expenses*                  0.55%    0.57%+     0.55%    0.55%+     0.55%    0.55%
 Net investment income      5.86%    5.82%+     6.15%    6.39%+     6.64%    6.70%
Portfolio turnover rate       14%      46%       107%      44%        85%      56%

(a) For the seven months ended September 30, 1998. The Fund changed its fiscal year end from the last day of February to September 30, effective September 30, 1998.
(b) For the five months ended February 28, 1997. The Fund changed its fiscal year end from September 30 to the last day of February, effective February 28, 1997.
#   Net investment income is based on weighted average shares throughout the period.
+   Annualized.
++  Amount represents less than $0.01 per share.
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Select Core Bond Fund
                              Financial Highlights
                (For a share oustanding throughout each period)

                         Period Ended         Years Ended March 31, (b)
                         September 30, --------------------------------------------
                          1999** (b)     1999     1998     1997     1996     1995
CLASS I
Net asset value,
 beginning of period       $   10.39   $  10.53  $  9.98  $ 10.11  $  9.70  $  9.88
                           ---------   --------  -------  -------  -------  -------
Income from investment
 operations
Net investment income           0.30       0.59     0.56     0.66     0.68     0.60
Net realized and
 unrealized gains or
 losses on securities          (0.30)      0.09     0.61    (0.12)    0.40    (0.18)
                           ---------   --------  -------  -------  -------  -------
Total from investment
 operations                        0       0.68     1.17     0.54     1.08     0.42
                           ---------   --------  -------  -------  -------  -------
Distributions to
 shareholders from
Net investment income          (0.30)     (0.61)   (0.62)   (0.67)   (0.67)   (0.60)
Net realized gains             (0.01)     (0.21)       0        0        0        0
                           ---------   --------  -------  -------  -------  -------
Total distributions to
 shareholders                  (0.31)     (0.82)   (0.62)   (0.67)   (0.67)   (0.60)
                           ---------   --------  -------  -------  -------  -------
Net asset value, end of
 period                    $   10.08   $  10.39  $ 10.53  $  9.98  $ 10.11  $  9.70
                           ---------   --------  -------  -------  -------  -------
Total return                    0.00%      0.07%   12.06%    5.52%   11.23%    4.56%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)        1,042,781   $109,028  $96,252  $76,499  $74,774  $72,029
Ratios to average net
 assets
 Expenses*                      0.40%+     0.50%    0.50%    0.50%    0.53%    0.53%
 Net investment income          5.70%+     5.73%    6.06%    6.48%    6.54%    6.28%
Portfolio turnover rate          225%       221%     235%     207%     268%     381%

                                    Period Ended  Year Ended March 31 (b)
                                    September 30, -----------------------
                                       1999**        1999         1998 (a)
CLASS IS
Net asset value, beginning of
 period                                $10.40     $     10.54    $     10.40
                                       ------     -----------    -----------
Income from investment operations
Net investment income                    0.28            0.59           0.36
Net realized and unrealized gains
 or losses on securities                (0.31)           0.07           0.08
                                       ------     -----------    -----------
Total from investment operations        (0.03)           0.66           0.44
                                       ------     -----------    -----------
Distributions to shareholders from
Net investment income                   (0.28)          (0.59)         (0.30)
Net realized gains                      (0.01)          (0.21)            --
                                       ------     -----------    -----------
Total Distributions                     (0.29)          (0.80)         (0.30)
                                       ------     -----------    -----------
Net asset value, end of period         $10.08     $     10.40    $     10.54
                                       ------     -----------    -----------
Total return                            (0.17%)         (0.01%)         8.55%
Ratios and supplemental data
Net assets, end of period
 (thousands)                           $5,744     $     2,721    $     3,069
Ratios to average net assets
 Expenses*                               0.61%+          0.65%          0.65%+
 Net investment income                   5.49%+          5.59%          5.96%+
Portfolio turnover rate                   225%            221%           235%

(a) For the period from October 2, 1997 (commencement of class operations) to March 31, 1998. through March 31, 1998.
(b) On June 4, 1999, Evergreen Select Core Bond Fund acquired the net assets of the Tattersall Bond Fund. The Tattersall Bond Fund was the accounting and performance survivor in this transaction. The above financial highlights for the the periods ended prior to March 31, 1999 are those of the Tattersall Bond Fund, which have been restated to give effect for this transaction.
+   Annualized.
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.
** For the six month period ended September 30, 1999. The Fund changed its fis-cal year end from the last day of March to September 30, effective September 30, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Fixed Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                                                Year Ended September 30,
                                                ----------------------------
                                                    1999        1998 (a)
CLASS I
Net asset value, beginning of period            $       6.12  $       5.96
                                                ------------  ------------
Income from investment operations
Net investment income                                   0.35          0.31
Net realized and unrealized gains or losses on
 securities                                            (0.30)         0.16
                                                ------------  ------------
Total from investment operations                        0.05          0.47
                                                ------------  ------------
Distributions to shareholders from
Net investment income                                  (0.35)        (0.31)
                                                ------------  ------------
Net asset value, end of period                  $       5.82  $       6.12
                                                ------------  ------------
Total return                                            0.84%         8.06%
Ratios and supplemental data
Net assets, end of period (thousands)           $    590,927  $    668,907
Ratios to average net assets
 Expenses*                                              0.49%         0.52%+
 Net investment income                                  5.86%         5.99%+
Portfolio turnover rate                                   63%           46%

                                                Year Ended September 30,
                                                ----------------------------
                                                    1999        1998 (b)
CLASS IS
Net asset value, beginning of period            $       6.12  $       5.97
                                                ------------  ------------
Income from investment operations
Net investment income                                   0.33          0.20
Net realized and unrealized gains or losses on
 securities                                            (0.30)         0.15
                                                ------------  ------------
Total from investment operations                        0.03          0.35
                                                ------------  ------------
Distributions to shareholders from
Net investment income                                  (0.33)        (0.20)
                                                ------------  ------------
Net asset value, end of period                  $       5.82  $       6.12
                                                ------------  ------------
Total return                                            0.59%         5.94%
Ratios and supplemental data
Net assets, end of period (thousands)           $     11,590  $      9,808
Ratios to average net assets
 Expenses*                                              0.74%         0.77%+
 Net investment income                                  5.65%         5.65%+
Portfolio turnover rate                                   63%           46%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 9, 1998 (commencement of class operations) to September 30, 1998.
+  Annualized
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Income Plus Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (a)
CLASS I
Net asset value, beginning of period            $       5.92   $       5.72
                                                ------------   ------------
Income from investment operations
Net investment income                                   0.33           0.30
Net realized and unrealized gains or losses on
 securities                                            (0.46)          0.20
                                                ------------   ------------
Total from investment operations                       (0.13)          0.50
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (0.33)         (0.30)
Net realized gains                                     (0.05)             0
                                                ------------   ------------
Total distributions to shareholders                    (0.38)         (0.30)
                                                ------------   ------------
Net asset value, end of period                  $       5.41   $       5.92
                                                ------------   ------------
Total return                                           (2.13%)         8.99%
Ratios and supplemental data
Net assets, end of period (thousands)           $  1,794,209   $  1,367,240
Ratios to average net assets
 Expenses*                                              0.48%          0.51%+
 Net investment income                                  5.95%          6.09%+
Portfolio turnover rate                                   70%            37%

                                                Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (b)
CLASS IS
Net asset value, beginning of period            $       5.92   $       5.71
                                                ------------   ------------
Income from investment operations
Net investment income                                   0.32           0.19
Net realized and unrealized gains or losses on
 securities                                            (0.46)          0.21
                                                ------------   ------------
Total from investment operations                       (0.14)          0.40
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (0.32)         (0.19)
Net realized gains                                     (0.05)             0
                                                ------------   ------------
Total distributions to shareholders                    (0.37)         (0.19)
                                                ------------   ------------
Net asset value, end of period                  $       5.41   $       5.92
                                                ------------   ------------
Total return                                           (2.36%)         7.21%
Ratios and supplemental data
Net assets, end of period (thousands)           $     10,871   $      7,528
Ratios to average net assets
 Expenses*                                              0.73%          0.75%+
 Net investment income                                  5.74%          5.80%+
Portfolio turnover rate                                   70%            37%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.
+ Annualized
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (a)
CLASS I
Net asset value, beginning of period            $      67.11   $      64.84
                                                ------------   ------------
Income from investment operations
Net investment income                                   2.97           2.57
Net realized and unrealized gains or losses on
 securities                                            (4.89)          2.27
                                                ------------   ------------
Total from investment operations                       (1.92)          4.84
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (2.97)         (2.57)
Net realized gains                                     (0.89)             0
                                                ------------   ------------
Total distributions to shareholders                    (3.86)         (2.57)
                                                ------------   ------------
Net asset value, end of period                  $      61.33   $      67.11
                                                ------------   ------------
Total return                                           (3.00%)         7.61%
Ratios and supplemental data
Net assets, end of period (thousands)           $    704,474   $    746,874
Ratios to average net assets
 Expenses*                                              0.57%          0.62%+
 Net investment income                                  4.59%          4.59%+
Portfolio turnover rate                                   97%            47%

                                                Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (b)
CLASS IS
Net asset value, beginning of period            $      67.11   $      65.91
                                                ------------   ------------
Income from investment operations
Net investment income                                   2.81           1.66
Net realized and unrealized gains or losses on
 securities                                            (4.89)          1.20
                                                ------------   ------------
Total from investment operations                       (2.08)          2.86
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (2.81)         (1.66)
Net realized gains                                     (0.89)             0
                                                ------------   ------------
Total distributions to shareholders                    (3.70)         (1.66)
                                                ------------   ------------
Net asset value, end of period                  $      61.33   $      67.11
                                                ------------   ------------
Total return                                           (3.24%)         4.41%
Ratios and supplemental data
Net assets, end of period (thousands)           $      5,863   $      4,736
Ratios to average net assets
 Expenses*                                              0.83%          0.89%+
 Net investment income                                  4.41%          4.35%+
Portfolio turnover rate                                   97%            47%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.
+   Annualized
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select International Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Year Ended September 30,             Year Ended June 30, 1999
                         ------------------------------  --------------------------------------
                           1999         1998 (a) (b)     1998 (b)  1997 (b)  1996 (b)  1995 (b)
CLASS I
Net asset value,
 beginning of period     $       9.52    $       9.32    $  9.54   $  9.70   $  9.62   $  9.06
                         ------------    ------------    -------   -------   -------   -------
Income from investment
 operations
Net investment income            0.40            0.11#      0.47      0.49      0.47      0.62
Net realized and
 unrealized gains or
 losses on securities           (0.03)           0.22      (0.06)     0.09      0.30      0.24
                         ------------    ------------    -------   -------   -------   -------
Total from investment
 operations                      0.37            0.33       0.41      0.58      0.77      0.86
                         ------------    ------------    -------   -------   -------   -------
Distributions to
 shareholders from
Net investment income           (0.38)          (0.13)     (0.63)    (0.74)    (0.69)    (0.30)
                         ------------    ------------    -------   -------   -------   -------
Net asset value, end of
 period                  $       9.51    $       9.52    $  9.32   $  9.54   $  9.70   $  9.62
                         ------------    ------------    -------   -------   -------   -------
Total return                     3.96%           3.56%      4.42%     6.18%     8.00%     9.70%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $     55,258    $     46,607    $36,722   $34,590   $32,998   $26,898
Ratios to average net
 assets
 Expenses*                       0.69%           0.76%+     0.81%     0.85%     0.71%     0.64%
 Net investment income           4.18%           4.89%+     4.90%     5.14%     5.81%     6.84%
Portfolio turnover rate           158%              3%        46%       90%       67%      133%

                         Year Ended September 30,                Year Ended June 30,
                         ------------------------------  --------------------------------------
                           1999         1998 (a) (b)     1998 (b)  1997 (b)  1996 (b)  1995 (b)
CLASS IS
Net asset value,
 beginning of period     $       9.51    $       9.30    $  9.52   $  9.68   $  9.61   $  9.04
                         ------------    ------------    -------   -------   -------   -------
Income from investment
 operations
Net investment income            0.38            0.11#      0.40      0.42      0.61      0.61
Net realized and
 unrealized gains or
 losses on securities           (0.03)           0.23      (0.01)     0.14      0.12      0.24
                         ------------    ------------    -------   -------   -------   -------
Total from investment
 operations                      0.35            0.34       0.39      0.56      0.73      0.85
                         ------------    ------------    -------   -------   -------   -------
Distributions to
 shareholders from
Net investment income           (0.36)          (0.13)     (0.61)    (0.72)    (0.66)    (0.28)
                         ------------    ------------    -------   -------   -------   -------
Net asset value, end of
 period                  $       9.50    $       9.51    $  9.30   $  9.52   $  9.68   $  9.61
                         ------------    ------------    -------   -------   -------   -------
Total return                     3.74%           3.61%      4.16%     5.92%     7.74%     9.57%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $        238    $        129    $   198   $   182   $   152   $   170
Ratios to average net
 assets
 Expenses*                       0.95%           1.00%+     1.06%     1.10%     0.96%     0.89%
 Net investment income           3.85%           4.65%+     4.65%     4.89%     5.56%     6.59%
Portfolio turnover rate           158%              3%        46%       90%       67%      133%

(a) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(b) On August 28, 1998, CoreFund Global Bond Fund exchanged substantially all of its net assets for shares of Evergreen Select International Bond Fund. CoreFund Global Bond Fund is the accounting survivor and as such its basis of accounting for assets and liabilities and its operating results for the periods prior to August 28, 1998 have been carried forward in these finan-cial highlights.
# Net investment income is based on weighted average shares throughout the pe-riod.
+   Annualized.
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Limited Duration Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended September 30,
                                                ---------------------------
                                                    1999        1998 (a)
CLASS I
Net asset value, beginning of period            $      10.52  $     10.42
                                                ------------  -----------
Income from investment operations
Net investment income                                   0.60         0.53#
Net realized and unrealized gains or losses on
 securities                                            (0.29)        0.10
                                                ------------  -----------
Total from investment operations                        0.31         0.63
                                                ------------  -----------
Distributions to shareholders from
Net investment income                                  (0.60)       (0.53)
Net realized gains                                     (0.02)           0
                                                ------------  -----------
Total distributions to shareholders                    (0.62)       (0.53)
                                                ------------  -----------
Net asset value, end of period                  $      10.21  $     10.52
                                                ------------  -----------
Total return                                            3.07%        6.21%
Ratios and supplemental data
Net assets, end of period (thousands)           $    312,157  $    70,810
Ratios to average net assets
 Expenses*                                              0.31%        0.30%+
 Net investment income                                  5.88%        5.97%+
Portfolio turnover rate                                  147%          78%

                                                Year Ended September 30,
                                                ---------------------------
                                                    1999        1998 (b)
CLASS IS
Net asset value, beginning of period            $      10.52  $     10.41
                                                ------------  -----------
Income from investment operations
Net investment income                                   0.58         0.11#
Net realized and unrealized gains or losses on
 securities                                            (0.29)        0.11
                                                ------------  -----------
Total from investment operations                        0.29         0.22
                                                ------------  -----------
Distributions to shareholders from
Net investment income                                  (0.58)       (0.11)
Net realized gains                                     (0.02)           0
                                                ------------  -----------
Total distributions to shareholders                    (0.60)       (0.11)
                                                ------------  -----------
Net asset value, end of period                  $      10.21  $     10.52
                                                ------------  -----------
Total return                                            2.81%        2.12%
Ratios and supplemental data
Net assets, end of period (thousands)           $      1,629  $       614
Ratios to average net assets
 Expenses*                                              0.56%        0.55%+
 Net investment income                                  5.67%        5.84%+
Portfolio turnover rate                                  147%          78%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from July 28, 1998 (commencement of class operations) to September 30, 1998.
#   Net investment income is based on weighted average shares throughout the period.
+   Annualized.
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Total Return Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (a)
CLASS I
Net asset value, beginning of period            $      99.71   $     100.00
                                                ------------   ------------
Income from investment operations
Net investment income                                   6.29           3.08
Net realized and unrealized gains or losses on
 securities                                            (7.13)         (0.29)
                                                ------------   ------------
Total from investment operations                       (0.84)          2.79
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (6.30)         (3.08)
                                                ------------   ------------
Net asset value, end of period                  $      92.57   $      99.71
                                                ------------   ------------
Total return                                           (0.87%)         2.83%
Ratios and supplemental data
Net assets, end of period (thousands)           $    144,320   $    135,998
Ratios to average net assets
 Expenses*                                              0.50%          0.41%+
 Net investment income                                  6.57%          6.88%+
Portfolio turnover rate                                  136%            80%

                                                  Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (b)
CLASS IS
Net asset value, beginning of period            $      99.71   $      99.67
                                                ------------   ------------
Income from investment operations
Net investment income                                   6.05           1.05
Net realized and unrealized gains or losses on
 securities                                            (7.13)          0.04
                                                ------------   ------------
Total from investment operations                       (1.08)          1.09
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (6.06)         (1.05)
                                                ------------   ------------
Net asset value, end of period                  $      92.57   $      99.71
                                                ------------   ------------
Total return                                           (1.12%)         1.10%
Ratios and supplemental data
Net assets, end of period (thousands)           $      6,334   $         24
Ratios to average net assets
 Expenses*                                              0.75%          0.66%+
 Net investment income                                  6.35%          6.51%+
Portfolio turnover rate                                  136%            80%

(a) For the period from April 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from August 3, 1998 (commencement of class operations) to September 30, 1998.
+   Annualized
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                            Schedule of Investments
                               September 30, 1999

 Principal
   Amount                                                              Value

 ADJUSTABLE RATE MORTGAGE SECURITIES - 73.3%
            FHLMC - 25.6%
 $2,118,123 6.664%, 1/1/2022.....................................   $ 2,188,285
    586,898 6.722%, 3/1/2021.....................................       601,847
    611,340 6.768%, 7/1/2030.....................................       627,289
  1,441,685 6.772%, 3/1/2022.....................................     1,464,212
    938,570 6.921%, 3/1/2019.....................................       981,392
    307,012 6.943%, 7/1/2019.....................................       315,743
  2,111,921 6.95%, 6/1/2016......................................     2,147,570
  1,048,411 6.994%, 11/1/2021....................................     1,074,621
  3,399,577 7.072%, 4/1/2022.....................................     3,522,267
    674,017 7.073%, 10/1/2021....................................       685,287
    600,366 7.328%, 9/1/2017.....................................       612,001
    157,466 7.397%, 4/1/2020.....................................       159,015
                                                                    -----------
                                                                     14,379,529
                                                                    -----------
            FNMA - 44.2%
  2,458,204 5.482%, 7/1/2029.....................................     2,408,646
    752,748 5.779%, 4/1/2038.....................................       752,043
    865,900 5.94%, 11/1/2028.....................................       854,808
    692,284 6.087%, 5/1/2036.....................................       692,284
    231,587 6.45%, 1/1/2022......................................       232,203
    220,801 6.504%, 7/1/2027.....................................       225,769
  2,081,965 6.556%, 5/1/2022.....................................     2,124,916
    598,451 6.64%, 1/1/2016......................................       612,664
    200,942 6.646%, 10/1/2017....................................       204,836
    507,066 6.656%, 11/1/2018....................................       517,527
    156,816 6.703%, 7/1/2020.....................................       161,594
  6,469,402 6.725%, 9/1/2021.....................................     6,662,449
     83,334 6.726%, 2/1/2017.....................................        83,633
    137,905 6.728%, 12/1/2022....................................       140,685
  1,087,744 6.773%, 2/1/2027.....................................     1,124,455
    375,507 6.795%, 1/1/2022.....................................       387,827
    339,788 6.798%, 10/1/2016....................................       348,177
  2,418,416 6.805%, 12/1/2023....................................     2,448,114
  1,980,273 6.845%, 1/1/2031.....................................     2,029,463
    597,731 6.852%, 12/1/2019....................................       613,421
    682,740 6.90%, 9/1/2018......................................       710,159
  1,447,982 6.928%, 11/1/2017....................................     1,492,327
                                                                    -----------
                                                                     24,828,000
                                                                    -----------
            GNMA - 3.5%
  1,996,643 6.00%, 8/20/2029.....................................     1,989,682
                                                                    -----------
            Total Adjustable Rate Mortgage Securities (cost
             $41,388,029)........................................    41,197,211
                                                                    -----------
 FIXED RATE MORTGAGES - 7.4%
            FHLMC - 0.6%
    250,000 6.25%, 7/15/2004.....................................       248,545
     14,844 7.25%, 11/1/2008.....................................        14,846
     94,788 10.50%, 4/1/2004.....................................        97,805
                                                                    -----------
                                                                        361,196
                                                                    -----------
            FNMA - 4.5%
     67,953 9.50%, 4/15/2005.....................................        68,292
    162,927 10.50%, 3/1/2001.....................................       166,608
    422,055 10.75%, 10/1/2012....................................       456,857

 Principal
   Amount                                                              Value

 FIXED RATE MORTGAGES - continued
            FNMA - continued
 $  283,612 11.00%, 1/1/2018.....................................   $   311,127
    536,326 9.00%, 11/1/2006.....................................       555,345
    346,510 9.00%, 6/1/2007......................................       358,420
    596,322 9.50%, 5/1/2007......................................       616,692
                                                                    -----------
                                                                      2,533,341
                                                                    -----------
            GNMA - 2.3%
  1,279,403 10.25%, 11/15/2029...................................     1,293,975
                                                                    -----------
            Total Fixed Rate Mortgages
             (cost $4,255,419)...................................     4,188,512
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
            FHLMC - 0.8%
    455,262 FHLMC STRIPS CMO, Ser. 20,
             Class F, IO,
            5.856%, 7/1/2029 (cost $457,538).....................       451,848
                                                                    -----------
 U.S. AGENCY OBLIGATIONS - 2.2%
            FHLMC - 2.2%
    498,861 9.00%, 6/1/2006......................................       511,617
    530,532 9.75%, 3/1/2016......................................       555,743
    167,797 10.50%, 10/1/2005....................................       171,428
                                                                    -----------
            Total U.S. Agency Obligations
             (cost $1,241,008)...................................     1,238,788
                                                                    -----------
 U.S. TREASURY OBLIGATIONS - 9.8%
            U.S. Treasury Notes:
    400,000 4.50%, 1/31/2001.....................................       394,564
    600,000 4.75%, 2/15/2004.....................................       575,532
  1,000,000 5.25%, 5/15/2004.....................................       977,340
  2,600,000 5.50%, 8/31/2001 - 5/31/2003.........................     2,588,718
  1,000,000 5.75%, 11/30/2002....................................       999,370
                                                                    -----------
            Total U.S. Treasury Obligations
             (cost $5,576,208)...................................     5,535,524
                                                                    -----------
 REPURCHASE AGREEMENT - 6.3%
  3,514,000 Evergreen Joint Repurchase Agreement, 5.30%, dated
             9/30/1999, due 10/1/1999 (cost $3,514,000
             maturity value, $3,514,173) (a).....................     3,514,000
                                                                    -----------

            Total Investments -  (cost $56,432,202)........    99.8%  56,125,883
            Other Assets and
             Liabilities - net.............................     0.2      106,548
                                                              -----  -----------
            Net Assets ....................................   100.0% $56,232,431
                                                              =====  ===========

                                   EVERGREEN
                          Select Adjustable Rate Fund
                       Schedule of Investments(continued)
                               September 30, 1999


(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at September 30, 1999.
Note: The maturity date included in each security description is the stated ma-turity date. The effective maturity of each security may be shorter due to current and projected prepayment rates. Changes in interest rates may accelerate or slow prepayment of mortgage obligations.

Summary of Abbreviations:
CMO    Collateralized Mortgage Obligations
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
GNMA   General National Mortgage Association
IO     Interest Only
STRIPS Separate Trading of Registered Interest and Principal of Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Select Core Bond Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Automotive Equipment & Manufacturing - continued
 $   725,000 6.80%, 4/17/2001....................................   $    731,046
     235,000 Notes,
             8.80%, 3/1/2021.....................................        269,156
   9,000,000 Sr. Notes,
             5.50%, 1/14/2002....................................      8,789,202
                                                                    ------------
                                                                      55,646,356
                                                                    ------------
             Banks - 4.2%
     610,000 Bank of New York, Inc.,
              Notes (Subord.),
              6.50%, 12/1/2003...................................        601,522
   8,350,000 BankAmerica Corp.,
              7.75%, 7/15/2002...................................      8,604,926
   2,450,000 Firststar Bank (Milwaukee)
              Natl., 6.25%, 12/1/2002............................      2,427,499
             Natl. City Corp.:
   5,635,000 Debs. (Subord.),
             6.875%, 5/15/2019...................................      5,140,489
     900,000 Notes (Subord.),
             7.20%, 5/15/2005....................................        902,885
   9,750,000 PNC Funding Corp.,
              Notes (Subord.),
              6.125%, 2/15/2009..................................      8,905,396
     340,000 SunTrust Banks, Inc.,
              Notes (Subord.),
              6.125%, 2/15/2004..................................        330,684
     675,000 Wachovia Corp.,
              Notes (Subord.),
              6.15%, 3/15/2009...................................        629,921
  16,000,000 Washington Mutual Inc.,
              7.50%, 8/15/2006...................................     16,079,536
                                                                    ------------
                                                                      43,622,858
                                                                    ------------
             Brokers - 0.6%
     900,000 Bear Stearns Co., Inc.,
              Sr. Notes,
              6.25%, 7/15/2005...................................        857,688
     895,000 Donaldson Lufkin & Jenrette Securities, Inc.,
              6.50%, 6/1/2008....................................        838,070
   5,000,000 Morgan Stanley Group Inc.,
              5.625%, 1/20/2004..................................      4,775,915
                                                                    ------------
                                                                       6,471,673
                                                                    ------------
             Building, Construction & Furnishings - 2.2%
  10,000,000 Caterpillar Fin. Svcs., Inc.,
              6.50%, 2/1/2002....................................     10,022,880
  13,275,000 Masco Corp.,
              7.75%, 8/1/2029....................................     13,238,520
                                                                    ------------
                                                                      23,261,400
                                                                    ------------
             Chemical & Agricultural Products - 0.7%
   6,700,000 Rohm & Haas Co.,
              7.85%, 7/15/2029 (a)...............................      6,826,650
                                                                    ------------
             Diversified Companies - 0.7%
   7,000,000 Tyco Int'l. Group S.A.,
              6.875%, 9/5/2002...................................      7,017,878
                                                                    ------------

 ASSET-BACKED SECURITIES - 4.5%
             CIT Receivables Owner Trust:
 $   135,150 Ser. 1995-B, Cl. A1,
             6.50%, 4/15/2011...................................   $    135,671
     334,245 Ser. 1996-A, Cl. A1,
             5.40%, 12/15/2011..................................        332,462
     925,000 Contimortgage Home Equity
              Loan Trust,
              Ser. 1998-2, Cl. A4,
              6.15%, 1/15/2014..................................        912,989
  10,175,000 Distribution Fin. Svcs.
              Receivables Trust,
              Ser. 1999, Cl. A3,
              6.43%, 7/1/2011...................................     10,180,545
   9,466,299 Federal Express Corp.,
              Ser. 1998, Cl. A1,
              6.72%, 1/15/2022..................................      8,854,160
     276,215 Fleetwood 94 Trust,
              Ser. 1994, Cl. A,
              4.70%, 7/15/2009..................................        273,200
     256,084 Fleetwood Credit Corp. Grantor Trust, Ser. 1996-A,
              Cl. A,
              6.75%, 10/17/2011.................................        256,880
     891,481 Green Tree Receivables Equipment & Consumer Trust,
              Ser. 1998-A, Cl. A1C,
              6.18%, 6/15/2019..................................        884,728
             SLMA Student Loan Trust:
   1,538,639 Ser. 1997-2, Cl. A1,
             5.40%, 10/25/2005..................................      1,533,400
   1,331,577 Ser. 1997-3, Cl. 1FR,
             5.46%, 4/25/2006...................................      1,326,057
  22,826,903 Ser. 1998-1, Cl. A1,
             5.50%, 1/25/2007...................................     22,779,994
                                                                   ------------
             Total Asset-Backed Securities
              (cost $47,652,897)................................     47,470,086
                                                                   ------------
 CORPORATE BONDS & NOTES - 34.0%
             Aerospace & Defense - 1.6%
     350,000 Boeing Co.,
              Debs.,
              6.625%, 2/15/2038.................................        308,748
             Raytheon Co.:
  12,500,000 5.70%, 11/1/2003...................................     11,953,625
   4,425,000 7.20%, 8/15/2027...................................      4,112,064
                                                                   ------------
                                                                     16,374,437
                                                                   ------------
             Automotive Equipment & Manufacturing - 5.3%
     425,000 Dana Corp.,
              Notes,
              7.00%, 3/15/2028..................................        381,784
  13,750,000 Delphi Automotive Sys. Corp., 6.125%, 5/1/2004.....     13,245,293
             Ford Motor Co.:
  10,255,000 5.80%, 1/12/2009...................................      9,331,947
  15,130,000 6.375%, 2/1/2029...................................     13,051,713
     335,000  Debs.,
             8.90%, 1/15/2032...................................        386,390
             GMAC:
  10,365,000 MTN,
             5.85%, 1/14/2009...................................      9,459,825

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Finance & Insurance - 4.7%
 $20,000,000 American General Fin. Corp., MTN,
              6.67%, 6/28/2002...................................   $ 20,026,700
             Associates Corp. of North America:
     700,000 Notes,
             5.75%, 10/15/2003...................................        673,579
  10,000,000 Sr. Note,
             6.50%, 7/15/2002....................................      9,988,670
     800,000 Beneficial Corp.,
              6.33%, 10/9/2001...................................        797,920
     100,000 Commercial Credit Group, Inc.,
              8.70%, 6/15/2009...................................        110,889
             Household Fin. Corp.,
             Notes:
  10,500,000 6.50%, 11/15/2008...................................      9,896,092
   5,200,000 7.20%, 7/15/2006....................................      5,198,440
   1,315,000 Int'l. Lease Fin. Corp., MTN,
              6.42%, 9/11/2000...................................      1,318,931
     915,000 Mellon Finl. Co.,
              7.625%, 11/15/1999.................................        916,903
     450,000 Norwest Fin., Inc. MTN,
              6.05%, 11/19/1999..................................        450,335
                                                                    ------------
                                                                      49,378,459
                                                                    ------------
             Food & Beverage Products - 0.9%
   5,215,000 Coca-Cola Enterprises, Inc.,
              Debs.,
              6.75%, 1/15/2038...................................      4,610,686
   4,600,000 Pepsi Bottling Group Inc.,
              7.00%, 3/1/2029....................................      4,250,726
     790,000 Philip Morris Co., Inc.,
              6.15%, 3/15/2000...................................        791,770
                                                                    ------------
                                                                       9,653,182
                                                                    ------------
             Metals & Mining - 0.1%
     775,000 Aluminum Co. of America,
              Bonds, Ser. B,
              6.50%, 6/15/2018...................................        684,503
                                                                    ------------
             Oil/Energy - 2.3%
   7,000,000 Anadarko Petroleum Corp.,
              Debs.,
              7.20%, 3/15/2029...................................      6,457,388
     800,000 Enron Corp.,
              Sr. Notes,
              7.375%, 5/15/2019..................................        760,411
             Phillips Petroleum Co.,
             Debs.,
  13,560,000 7.125%, 3/15/2028...................................     12,154,248
     460,000 Sr. Notes,
             7.00%, 3/30/2029....................................        424,580
   4,850,000 Williams Cos., Inc.,
              7.625%, 7/15/2019..................................      4,677,801
                                                                    ------------
                                                                      24,474,428
                                                                    ------------
             Paper & Packaging - 0.1%
   1,000,000 Georgia Pacific Corp.,
              8.125%, 6/15/2023..................................        959,759
     325,000 Int'l. Paper Co.,
              Notes,
              6.50%, 11/15/2007..................................        313,031
                                                                    ------------
                                                                       1,272,790
                                                                    ------------
 CORPORATE BONDS - continued
             Real Estate - 4.4%
 $ 6,485,000 Avalon Properties, Inc.,
              Notes,
              6.625%, 1/15/2005.................................   $  6,218,317
     425,000 BRE Properties, Inc.,
              Notes,
              7.125%, 2/15/2013.................................        384,118
   3,470,000 Duke Reality L.P.,
              Puttable Reset Securities,
              7.05%, 3/1/2006...................................      3,342,557
  10,000,000 EOP Operating L.P.,
              Notes,
              6.80%, 1/15/2009..................................      9,261,600
             ERP Operating L.P.:
              Notes:
     875,000 6.55%, 11/15/2001..................................        867,007
  20,450,000 6.63%, 4/13/2005...................................     19,250,342
     450,000 Prologis Trust,
              Notes,
              7.00%, 10/1/2003..................................        441,256
   7,000,000 Spieker Properties L.P.,
              7.25%, 5/1/2009...................................      6,650,812
                                                                   ------------
                                                                     46,416,009
                                                                   ------------
             Retailing & Wholesale - 1.4%
   2,690,000 Dayton Hudson Corp.,
              5.95%, 6/15/2000..................................      2,693,107
             May Dept. Stores Co.:
             Debs.:
     650,000 6.70%, 9/15/2028...................................        588,532
     275,000 7.45%, 9/15/2011...................................        284,246
   7,700,000 Safeway Inc.,
              7.50%, 9/15/2009..................................      7,713,229
             Sears Roebuck Acceptance Corp.:
             MTN:
   1,500,000 5.63%, 2/7/2001....................................      1,478,628
     750,000 6.86%, 7/3/2001....................................        750,104
     750,000 6.99%, 9/30/2002...................................        748,097
                                                                   ------------
                                                                     14,255,943
                                                                   ------------
             Telecommunication Services & Equipment - 3.9%
   1,100,000 Alltel Corp.,
              Debs.,
              6.50%, 11/1/2013..................................        991,935
             AT&T Corp.:
             Notes:
     615,000 6.00%, 3/15/2009...................................        572,426
  16,540,000 6.50%, 3/15/2029...................................     14,639,554
   5,445,000 Bellsouth Telecommunications, Inc.,
              Debs.,
              6.375%, 6/1/2028..................................      4,783,596
     600,000 Pacific Bell,
              Notes,
              6.625%, 11/1/2009.................................        585,037
      82,000 Southwestern Bell Telephone Co., 6.625%,
              7/15/2007.........................................         80,743
             Sprint Capital Corp.,
              Notes:
   9,500,000 6.125%, 11/15/2008.................................      8,828,350
     640,000 6.375%, 5/1/2009...................................        604,736

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                    Value

 CORPORATE BONDS - continued
             Telecommunication Services & Equipment -
               continued
 $10,000,000 Worldcom, Inc.,
              6.25%, 8/15/2003........................   $    9,830,290
                                                         --------------
                                                             40,916,667
                                                         --------------
             Transportation - 0.6%
             Burlington Northern Santa Fe Corp.:
     615,000 Debs.,
             6.70%, 8/1/2028..........................          542,804
     400,000 Notes,
             6.75%, 3/15/2029.........................          355,020
   5,000,000 Santa Fe Pacific Corp.,
              8.625%, 11/1/2004.......................        5,342,460
     420,000 United Parcel Service America, Inc.,
              Debs.,
              8.375%, 4/1/2030........................          467,918
                                                         --------------
                                                              6,708,202
                                                         --------------
             Utilities - 0.3%
   1,000,000 Carolina Power & Light Co.,
              1st Mtge Note,
              6.75%, 10/1/2002........................        1,000,941
   2,160,000 U.S. West Capital Funding, Inc., 6.25%,
              7/15/2005...............................        2,055,203
                                                         --------------
                                                              3,056,144
                                                         --------------
             Total Corporate Bonds & Notes
              (cost $360,481,656).....................      356,037,579
                                                         --------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 10.4%
   7,210,000 Citicorp Mtge. Sec., Inc.,
              6.49%, 9/25/2014........................        6,995,935
             FHLMC PC Gtd.:
  12,850,000 6.25%, 4/15/2012.........................       12,383,738
   7,045,000 8.50%, 6/15/2007.........................        7,343,165
     825,000 6.75%, 2/15/2007.........................          826,872
   1,228,387 8.00%, 4/15/2022.........................        1,259,626
     925,000 7.00%, 1/15/2008.........................          929,870
             FHLMC:
  17,725,000 6.00%, 3/15/2028.........................       16,143,310
  14,140,000 6.25%, 1/15/2012.........................       13,637,818
  14,575,000 6.279%, 6/15/2009........................       13,829,416
  11,025,000 6.50%, 10/15/2024........................       10,684,272
             FNMA:
  15,892,600 6.00%, 12/25/2010 - 6/25/2020............       15,306,381
   7,000,000 6.50%, 2/25/2021.........................        6,927,305
             FNMA REMIC Trust:
     648,858 7.50%, 5/25/2021.........................          660,359
   2,338,559 8.00%, 4/25/2007 - 7/25/2022.............        2,409,968
                                                         --------------
             Total Collateralized Mortgage Obligations
              (cost $109,377,406).....................      109,338,035
                                                         --------------

 MORTGAGE-BACKED SECURITIES - 34.8%
 $ 5,469,969 Bear Stearns Commercial Mtge.
              Sec., Inc.,
              7.00%, 5/20/2030................................   $    5,483,644
  24,565,000 Chase Commercial Mtge.
              Sec. Corp.,
              6.56%, 5/18/2008................................       23,968,439
  12,750,000 GMAC Commercial Mtge.
              Sec., Inc.,
              6.175%, 5/15/2033...............................       11,880,259
     960,000 GS Mtge. Secs. Corp.,
              6.62%, 10/18/2030...............................          931,666
             LB Commercial Conduit Mtge. Trust:
   5,460,000 6.21%, 10/15/2008................................        5,150,063
   9,452,603 6.41%, 8/15/2007.................................        9,257,738
             Morgan Stanley Capital I Inc.:
   9,373,789 6.25%, 7/15/2007.................................        9,130,023
  14,830,160 6.12%, 3/15/2031.................................       14,353,593
             FHLMC
     186,543 6.00%, 5/1/2011..................................          180,646
   6,420,000 6.00%, 7/15/2028.................................        5,912,435
     714,705 7.00%, 6/1/2008..................................          719,436
     165,303 7.50%, 4/1/2023..................................          166,892
      28,492 7.671%, 12/1/2020................................           28,770
             FNMA
  10,428,485 5.81%, 1/1/2009..................................        9,665,954
  65,495,580 6.00%, 7/1/2006 - 12/1/2099......................       62,499,726
   4,803,555 6.08%, 4/1/2005..................................        4,668,438
   5,207,027 6.153%, 12/1/2008................................        4,930,346
   4,088,651 6.318%, 4/1/2009.................................        3,903,814
  26,720,139 6.50%, 7/1/2014 - 8/1/2014.......................       26,233,031
     540,405 6.70%, 11/1/2007.................................          537,587
   1,446,311 6.81%, 8/1/2004..................................        1,448,210
     611,281 7.00%, 7/1/2005..................................          620,542
      87,570 7.919%, 6/1/2019.................................           88,627
     587,733 8.66%, 1/1/2005..................................          629,244

             GNMA
  19,500,000 5.50%, 10/25/2029................................       19,268,535
  51,403,838 6.00%, 2/15/2014 - 7/15/2014.....................       49,416,051
  13,667,450 6.50%, 11/15/2023 - 8/15/2027....................       13,197,173
  39,918,768 7.00%, 1/15/2029 - 8/15/2029.....................       39,220,988
  41,046,997 7.50%, 9/15/2010 - 9/15/2029.....................       41,240,573
     137,378 8.00%, 7/15/2016 - 6/15/2017.....................          142,451
     501,946 8.85%, 5/15/2018 - 7/15/2018.....................          526,843
                                                                 --------------
             Total Mortgage-Backed Securities (cost
              $365,896,941)...................................      365,401,737
                                                                 --------------

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 U.S. AGENCY OBLIGATIONS - 1.1%
 $11,500,000 FHLB,
              5.25%, 4/25/2002
              (cost $11,312,146)...............................   $   11,264,009
                                                                  --------------
 U.S. TREASURY OBLIGATIONS - 7.0%
             U.S. Treasury Bonds:
     520,000 8.125%, 8/15/2021.................................          621,075
  37,375,000 8.875%, 8/15/2017.................................       46,835,547
             U.S. Treasury Notes:
   9,041,030 3.375%, 1/15/2007.................................        8,637,014
  16,457,000 7.00%, 7/15/2006..................................       17,285,001
                                                                  --------------
             Total U.S. Treasury Obligations
              (cost $73,858,120)...............................       73,378,637
                                                                  --------------
 YANKEE OBLIGATIONS - 0.2%
             Government - 0.2%
   2,015,000 Quebec Province, Canada,
              5.75%, 2/15/2009
              (cost $1,908,875)................................        1,840,059
                                                                  --------------

   Shares                                                             Value

 MUTUAL FUND SHARES - 2.4%
      37,400 Blackrock 1999 Term Trust, Inc....................          374,000
     261,300 Blackrock 2001 Term Trust, Inc....................        2,351,700
     316,400 Blackrock North American Government, Inc..........        3,183,775
     147,700 Blackrock Strategic Term
              Trust, Inc.......................................        1,310,837
      43,100 Dreyfus Strategic Government
              Income Fund......................................          352,881
       7,400 Excelsior Income Shares, Inc......................          112,388
      25,500 First Commonwealth Fund, Inc......................          258,188
     232,200 Hyperion 1999 Term Trust, Inc. ...................        1,654,425

 MUTUAL FUND SHARES - continued
     458,800 Hyperion 2002 Term Trust, Inc. ..................   $    3,756,425
      50,700 Hyperion 2005 Investment
              Grade Opportunities Trust.......................          408,769
     304,300 Hyperion Total Return Fund, Inc. ................        2,339,306
      16,400 Income Opportunities Fund 1999...................          160,925
      47,300 Kemper Intermediate
              Government Trust................................          298,581
      96,300 Kleinwort Benson Australian
              Income Fund, Inc................................          607,894
     593,700 MFS Government Markets
              Income Trust....................................        3,636,412
     526,400 MFS Intermediate Income Trust....................        3,322,900
      27,000 Morgan Stanley Dean Witter Government Income
              Trust...........................................          222,750
      55,700 TCW/DW Term Trust 2000...........................          522,188
     118,100 Templeton Global Income
              Fund, Inc. .....................................          782,412
                                                                 --------------
             Total Mutual Fund Shares
              (cost $25,191,972)..............................       25,656,756
                                                                 --------------

 REPURCHASE AGREEMENT - 8.8%
 $91,932,000 State Street Bank
              Repurchase Agreement
              5.22%, dated 9/30/1999,
              due 10/1/1999 cost $91,932,000 maturity value
              $91,945,830 (b).................................       91,932,000
                                                                 --------------
             Total Investments -
              (cost $1,087,612,013)...................   103.2%  1,082,318,898
             Other Assets and Liabilities - net.......    (3.2)    (33,794,269)
                                                         -----  --------------
             Net Assets...............................   100.0% $1,048,524,629
                                                         =====  ==============

(a) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by the following:
  $21,866,000 FFCB, 9/10/2001; value including accrued interest -
   $22,307,245
  $35,000,000 FNMA, 12/10/2002; value including accrued interest -
   $35,717,672
  $35,000,000 FHLMC, 11/16/2000; value including accrued interest -
   $35,708,575

Summary of Abbreviations:
CMO   Collateralized Mortgage Obligation
FFCB  Federal Farm Credit Bank
FHLB  Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
GNMA  General National Mortgage Association
MTN   Medium Term Note
REMIC Real Estate Mortgaged Investment Conduit
SLMA  Student Loan Marketing Association


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Fixed Income Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 10.2%
 $ 2,000,000 American Airlines Pass Through Trust, Ser. 1999-1
              Cl. C, 7.155%, 10/15/2004........................   $   2,000,000
             Amresco Residential Securities Mtge. Loan Trust:
   1,905,684 Ser. 1998-2, Cl. A1,
             6.50%, 12/25/2015.................................       1,900,892
   8,000,000 Ser. 1998-2, Cl. A2, 6.245%, 4/25/2022............       7,970,680
   3,895,197 Carco Auto Loan Master Trust, Ser. 1997-1, Cl. A,
              6.689%, 8/15/2004................................       3,898,294
             Case Equipment Receivable Trust:
   1,857,000 Ser. 1997-B, Cl. A4, 6.41%, 9/15/2004.............       1,859,275
     200,000 Ser. 1998-A, Cl. A4, 5.86%, 2/15/2005.............         198,577
             Contimortgage Home Equity Loan Trust:
   4,705,658 Ser. 1996-1, Cl. A5, 6.15%, 3/15/2011.............       4,697,682
   3,185,000 Ser. 1997-2, Cl. A9, 7.09%, 4/15/2028.............       3,175,493
     827,489 Ser. 1997-4, Cl. A3, 6.26%, 7/15/2012.............         826,757
   5,000,000 Distribution Fin. Svcs. Receivables Trust, Ser.
             1999-3, Cl. A4, 6.65%, 11/3/2015..................       5,010,375
   5,495,999 Empire Funding Home Loan Owner Trust, Ser. 1998-1,
             Cl. A4, 6.64%, 12/25/2012.........................       5,373,576
     104,998 EQCC Home Equity Loan Trust,
             Ser. 1996-1, Cl. A2,
             5.82%, 9/15/2009..................................         105,047
             First Plus Home Loan Trust:
     559,729 Ser. 1997-2, Cl. A5, 6.82%, 4/10/2023.............         560,006
   2,455,000 Ser. 1997-3, Cl. A5, 6.86%, 10/10/2013............       2,465,520
     622,600 Heller Equipment Asset Receivables Trust, Ser.
              1997-1, Cl. A2,
              6.39%, 5/25/2005.................................         623,468
     598,927 IMC Home Equity Loan Trust,
              Ser. 1997-2, Cl. A3,
              6.94%, 11/20/2011................................         599,702
   2,329,038 Life Finl. Home Loan Owner Trust,
              Ser. 1997-3, Cl. A2,
              6.79%, 10/25/2011................................       2,319,174
   1,700,000 Metlife Capital Equipment Loan Trust, Ser. 1997-A,
              Cl. A, 6.85%, 5/20/2008..........................       1,706,502
     270,591 Olympic Automobile Receivables Trust, Ser. 1995-D,
              Cl. B, 6.10%, 4/15/2002..........................         270,861
   2,366,667 Sears Credit Account Master Trust,
              Ser. 1995-3, Cl. A,
              7.00%, 10/15/2004................................       2,386,322
   2,500,000 Southern Pacific Secd. Assets Corp., Ser. 1998-1,
              Cl. A6, 7.08%, 3/25/2028.........................       2,464,362
     631,774 The Money Store Home Equity Trust, Ser. 1992-B,
              Cl. A, 6.90%, 7/15/2007..........................         630,716

 ASSET-BACKED SECURITIES - continued
 $   451,491 Union Acceptance Corp.,
              Ser. 1996-A, Cl. A,
              5.40%, 4/7/2003..................................   $     449,755
             WFS Finl. Owner Trust:
   5,000,000 Ser. 1997-D, Cl. A4, 6.25%, 3/20/2003.............       5,004,625
   3,200,000 Ser. 1998-A, Cl. A4, 5.95%, 2/20/2003.............       3,179,600
   1,599,090 Xerox Rental Equipment Trust
             Ser. 1996-A,
             6.20%, 12/26/2005 (a).............................       1,596,092
                                                                  -------------
             Total Asset-Backed Securities
              (cost $61,563,823)...............................      61,273,353
                                                                  -------------
 CORPORATE BONDS & NOTES - 25.5%
             Automotive Equipment & Manufacturing - 1.4%
   3,567,000 GMAC, Sr. Notes,
              5.875%, 1/22/2003................................       3,470,552
   5,000,000 Johnson Controls, Inc., Sr. Notes, 6.30%,
              2/1/2008.........................................       4,716,320
                                                                  -------------
                                                                      8,186,872
                                                                  -------------
             Banks - 4.4%
      85,000 Banc One Corp., Sr. Notes (Subord.), 7.60%,
              5/1/2007.........................................          86,623
             BB & T Corp., Sr. Notes (Subord.):
   6,850,000 6.375%, 6/30/2005.................................       6,477,387
   1,000,000 7.05%, 5/23/2003..................................       1,010,434
   5,000,000 Citigroup, Inc., Sr. Notes, 6.125%, 6/15/2000.....       5,001,220
   3,000,000 First Chicago Corp., MTN, Sr. Notes (Subord.),
              9.20%, 12/17/2001................................       3,168,432
   2,120,000 NationsBank Corp., Sr. Notes, 5.75%, 3/15/2001....       2,101,613
   1,020,000 NCNB Corp., Sr. Notes (Subord.), 9.125%,
              10/15/2001.......................................       1,068,806
   1,970,000 Security Pacific Corp., Sr. Notes (Subord.),
              11.50%, 11/15/2000...............................       2,072,375
     899,000 Societe Generale (New York), Sr. Notes (Subord.),
              7.40%, 6/1/2006..................................         889,194
   5,000,000 Swiss Bank Corp. (New York), Sr. Notes (Subord.),
              6.75%, 7/15/2005.................................       4,877,505
                                                                  -------------
                                                                     26,753,589
                                                                  -------------
             Brokers - 3.7%
   1,545,000 Bear Stearns Co., Sr. Notes, 6.65%, 12/1/2004.....       1,510,873
             Lehman Brothers Holdings, Inc., Sr. Notes
              (Subord.):
   3,500,000 6.84%, 10/7/1999..................................       3,500,220
   2,640,000 7.25%, 4/15/2003..................................       2,649,998
             Sr. Notes:
   5,000,000 6.625%, 11/15/2000................................       5,008,495
      75,000 6.71%, 10/12/1999.................................          75,015
   2,350,000 Merrill Lynch & Co., Inc., 6.00%, 2/12/2003.......       2,299,414
   3,210,000 Morgan Stanley Dean Witter, Sr. Notes,
              5.89%, 3/20/2000.................................       3,213,293

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Brokers - continued
 $ 1,665,000 Paine Webber Group, Inc., Sr. Notes, 6.50%,
              11/1/2005........................................   $   1,587,909
   2,405,000 Salomon Smith Barney, Inc.,
              Sr. Notes,
              6.25%, 1/15/2005.................................       2,323,725
                                                                  -------------
                                                                     22,168,942
                                                                  -------------
             Building, Construction & Furnishings - 0.8%
   5,000,000 Case Corp., Ser. B,
              6.25%, 12/1/2003.................................       4,869,840
                                                                  -------------
             Building Products - 0.2%
   1,545,000 CSR America, Inc., Sr. Notes, 6.875%, 7/21/2005...       1,499,135
                                                                  -------------
             Cable/Other Video Distribution - 0.2%
   1,288,000 Tele-Communications, Inc., Sr. Notes, 7.25%,
              8/1/2005.........................................       1,309,081
                                                                  -------------
             Finance & Insurance - 7.4%
   7,000,000 Associated P&C Holdings, Inc.
              Sr. Notes,
              6.75%, 7/15/2003 (a).............................       6,781,572
             Associates Corp. of North America, Sr. Notes:
   5,000,000 6.00%, 6/15/2000..................................       5,000,265
   1,890,000 6.75%, 7/15/2001..................................       1,902,122
   3,720,000 CIT Group Holdings, Inc., Sr. Notes, 6.375%,
              8/1/2002.........................................       3,684,969
   2,000,000 Commercial Credit Co., Sr. Notes, 6.75%,
              5/15/2000........................................       2,014,582
   8,750,000 First Security Corp., MTN, 6.08%, 2/9/2001........       8,695,873
   2,250,000 Horace Mann Educators Corp.,
              Sr. Notes,
              6.625%, 1/15/2006................................       2,138,834
   3,620,000 Household Fin. Corp., MTN,
              Sr. Notes,
              6.00%, 5/8/2000..................................       3,620,228
   1,695,000 Loews Corp., Sr. Notes, 6.75%, 12/15/2006.........       1,639,609
   5,000,000 Metropolitan Life Insurance Co.
              Sr. Notes,
              7.00%, 11/1/2005 (a).............................       4,932,355
   3,000,000 SFFED Corp. Sr. Debs., 11.20%, 9/1/2004 (a).......       3,389,649
   1,000,000 U.S. Life Corp., Sr. Notes, 6.375%, 6/15/2000.....       1,004,112
                                                                  -------------
                                                                     44,804,170
                                                                  -------------
             Food & Beverage Products - 0.5%
   1,800,000 Nabisco, Inc., Sr. Notes, 6.00%, 2/15/2001........       1,783,023
   1,355,000 Philip Morris Co., Inc., 6.15%, 3/15/2000.........       1,358,035
                                                                  -------------
                                                                      3,141,058
                                                                  -------------
             Healthcare Products & Services - 1.2%
   7,175,000 Columbia/HCA Healthcare
              Corp., MTN,
              6.875%, 7/15/2001................................       6,994,915
                                                                  -------------

 CORPORATE BONDS - continued
             Industrial Specialty Products & Services - 0.2%
 $ 1,000,000 Harcourt General, Inc., Sr. Notes,
              8.25%, 6/1/2002..................................   $   1,017,017
                                                                  -------------
             Oil/Energy - 0.3%
   1,600,000 Duke Capital Corp., Sr. Notes, Ser. A, 6.25%,
              7/15/2005........................................       1,528,162
                                                                  -------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.3%
   1,690,000 Time Warner, Inc., Sr. Notes, 8.11%, 8/15/2006....       1,753,939
                                                                  -------------
             Real Estate - 0.2%
   1,250,000 EOP Operating L.P., Sr. Notes, 6.376%, 2/15/2002..       1,231,456
                                                                  -------------
             Retailing & Wholesale - 0.3%
   1,585,000 Gap, Inc., Sr. Notes,
              6.90%, 9/15/2007.................................       1,577,433
                                                                  -------------
             Telecommunication Services & Equipment - 0.3%
   2,000,000 MCI Worldcom, Inc., Sr. Notes, 6.125%, 8/15/2001..       1,987,198
                                                                  -------------
             Transportation - 2.3%
   2,872,346 Continental Airlines, Inc., Ser. 971B, 7.461%,
              4/1/2013.........................................       2,830,683
   4,900,093 U.S. Airways,
              7.35%, 1/30/2018.................................       4,691,912
   6,000,000 Union Pacific Corp., 9.625%, 12/15/2002...........       6,471,384
                                                                  -------------
                                                                     13,993,979
                                                                  -------------
             Utilities - 1.8%
     423,000 Cmnwlth. Edison Co., MTN, 9.05%, 10/15/1999.......         423,336
   5,000,000 LG & E Capital Corp., 5.75%, 11/1/2001 (a)........       4,885,075
   2,000,000 Natl. Rural Utilities Cooperative Fin., 6.75%,
              9/1/2001.........................................       2,010,878
   3,675,000 PG & E Gas Transmission Northwest, Sr. Note,
              7.10%, 6/1/2005..................................       3,706,278
                                                                  -------------
                                                                     11,025,567
                                                                  -------------
             Total Corporate Bonds & Notes
              (cost $155,844,105)..............................     153,842,353
                                                                  -------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 16.2%
   3,250,000 Blackrock Capital Fin. LP, Ser. 1997, Cl. C1,
              7.15%, 10/25/2026 (a)............................       3,215,550
   3,000,000 Continental Airlines, Inc., Ser. 1999-2, Cl. C2,
              7.434%, 9/15/2004................................       2,974,425
             CS First Boston Mtge. Securities Corp.:
   5,000,000 Ser. 1998-C1, Cl. A1B, 6.48%, 5/17/2008...........       4,773,325
  15,000,000 Ser. 1998-Fl2A, Cl. D, 6.78%, 10/15/2001..........      14,772,000

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
 $   176,259 CWMBS, Inc., Ser. 1997-A1, Cl. A1, 7.00%,
              3/25/2027........................................   $     176,392
   3,486,357 Deutsche Mtge. & Asset Receivables Corp., Ser.
              1998-1, Cl. A1, 6.22%, 9/15/2007.................       3,370,766
             DLJ Commercial Mtge. Corp.:
   6,700,000 Ser. 1998, Cl. B1, 6.255%, 12/8/2000 (a)..........       6,679,197
   3,350,000 Ser. 1998, Cl. B2, 6.575%, 12/8/2000..............       3,343,350
             FHLMC
   1,675,000 Ser. 1519, Cl. F,
             6.75%, 3/15/2007..................................       1,684,556
   1,788,503 Ser. B-02, Cl. 1,
             5.75%, 10/15/2016.................................       1,785,560
             FHLMC PC Gtd.:
   3,018,752 Ser. 12, Cl. A,
             9.25%, 11/15/2019.................................       3,149,720
     153,285 Ser. 1608, Cl. FN,
             6.14%, 11/15/2023.................................         153,497
     626,873 Ser. 1935, Cl. FL,
             6.14%, 2/15/2027..................................         635,868
   5,750,000 FNMA, Ser. 1998-W8, Cl. A4,
              6.02%, 9/25/2028.................................       5,567,466
   2,658,166 Iroquois Trust, Ser. 1997-3, Cl. A, 6.68%,
              11/10/2003 (a)...................................       2,659,242
   3,000,000 Nationslink Funding Corp.,
              Ser. 1998-1, Cl. D,
              6.803%, 1/20/2008................................       2,790,000
             Potomac Gtd. Fin. Corp.:
   2,400,421 Ser. 1, Cl. A, 6.887%, 12/21/2026 (a).............       2,370,140
   2,000,000 Ser. 1, Cl. B, 7.00%, 12/21/2026 (a)..............       1,979,830
   3,503,925 Prudential Home Mtge. Securities, Ser. 1993-39,
              Cl. A8, 6.50%, 10/25/2008........................       3,478,259
             Prudential Securities Secd. Fin. Corp.:
   2,601,219 Ser. 1994-4, Cl. A1,
             8.12%, 2/15/2025..................................       2,648,418
   3,912,685 Ser. 1998-C1, Cl. 1A1,
             6.105%, 11/15/2002................................       3,886,724
   2,384,689 RMF Commercial Mtge. Pass-Through Certificates,
              Ser. 1997-1, Cl. A1,
              6.38%, 1/15/2019 (a).............................       2,372,348
   1,002,392 Saxon Mtge. Securities Corp.,
              Ser. 1993-8A, Cl. 1A2, 7.375%, 9/25/2023.........       1,005,304
             Structured Asset Securities Corp.:
   7,000,000 Ser. 1996-CFL, Cl. C, 6.525%, 2/25/2028...........       6,983,025
   3,319,494 Ser. 1997-C1, Cl. A,
             6.28%, 8/25/2000..................................       3,321,768
  11,974,593 Ser. 1998-C2, Cl. E,
             5.98%, 2/25/2001 (a)..............................      11,816,708
                                                                  -------------
             Total Collateralized Mortgage Obligations
              (cost $98,277,370)...............................      97,593,438
                                                                  -------------

 MORTGAGE-BACKED SECURITIES - 13.1%
             FHLMC
 $   232,545 6.00%, 12/1/2000..................................   $     231,897
     976,869 6.50%, 7/1/2004...................................         970,920
     155,026 7.00%, 1/1/2000...................................         155,487
     109,428 8.00%, 2/1/2000 - 4/1/2000........................         111,582
             FNMA
      73,806 5.75%, 6/1/2017...................................          72,633
   8,105,350 5.886%, 2/1/2031..................................       7,929,626
   2,933,269 6.00%, 11/1/2008..................................       2,874,017
  15,000,000 6.50%, 12/1/2099..................................      14,718,750
  24,000,000 7.00%, 12/1/2099..................................      23,778,720
   4,268,755 11.00%, 2/15/2025.................................       4,778,107
             GNMA
  10,000,000 7.50%, 12/15/2099.................................      10,031,200
   5,856,444 8.05%, 6/15/2019 - 10/15/2020.....................       6,053,108
   5,651,705 8.30%, 9/15/2019 - 1/15/2021......................       5,854,876
   1,199,855 9.20%, 4/15/2018 - 9/15/2018......................       1,283,917
                                                                  -------------
             Total Mortgage-Backed Securities
              (cost $79,208,670)...............................      78,844,840
                                                                  -------------
 U.S. TREASURY NOTES - 24.3%
  15,000,000 5.625%, 5/15/2008+................................      14,568,750
  10,160,000 5.75%, 4/30/2003+.................................      10,147,300
  37,470,000 6.125%, 8/15/2007+................................      37,528,566
  21,500,000 6.50%, 10/15/2006+................................      21,983,750
  29,500,000 6.625%, 5/15/2007+................................      30,440,312
  12,220,000 7.00%, 7/15/2006+.................................      12,834,825
  17,695,000 7.875%, 11/15/2004+...............................      19,182,495
                                                                  -------------
             Total U. S. Treasury Notes (cost $147,688,581)....     146,685,998
                                                                  -------------
 U.S.  AGENCY OBLIGATIONS - 9.9%
             FHLB - 6.8%
   2,000,000 5.45%, 10/19/2005.................................       1,895,934
   3,050,930 5.467%, 2/19/2004.................................       2,990,826
   5,000,000 5.72%, 8/25/2003..................................       4,892,815
   3,720,000 5.89%, 6/30/2008..................................       3,530,712
   5,000,000 5.905%, 3/27/2008.................................       4,759,330
     778,953 6.043%, 4/28/2003.................................         780,900
   5,000,000 6.07%, 8/28/2008..................................       4,720,155
   1,810,000 6.10%, 10/12/2000.................................       1,810,005
   1,306,785 6.23%, 5/18/2005..................................       1,311,751
   4,000,000 6.54%, 12/12/2007.................................       3,887,084
  10,000,000 7.70%, 9/20/2004..................................      10,560,190
                                                                  -------------
                                                                     41,139,702
                                                                  -------------

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 U.S. AGENCY OBLIGATIONS - continued
             FHLMC - 0.7%
 $ 2,250,000 6.51%, 1/8/2007...................................   $   2,242,445
   1,825,000 6.97%, 6/16/2005..................................       1,814,785
                                                                  -------------
                                                                      4,057,230
                                                                  -------------
             FNMA - 2.4%
   6,441,000 5.125%, 2/13/2004.................................       6,134,602
   4,000,000 5.52%, 4/17/2002..................................       3,929,036
   4,495,000 6.95%, 11/13/2006.................................       4,462,267
                                                                  -------------
                                                                     14,525,905
                                                                  -------------
             Total U.S. Agency Obligations
              (cost $61,405,368)...............................      59,722,837
                                                                  -------------
 YANKEE OBLIGATIONS - 4.9%
             Banks - 4.2%
             Korea Dev. Bank:
   5,000,000 7.25%, 5/15/2006..................................       4,712,145
   5,000,000 7.375%, 9/17/2004.................................       4,872,000
  14,865,000 Natl. Bank of Canada, Sr. Notes (Subord.), Ser. B,
              8.125%, 8/15/2004................................      15,589,520
                                                                  -------------
                                                                     25,173,665
                                                                  -------------
             Finance & Insurance - 0.2%
   1,500,000 FBG Fin. Ltd., Sr. Notes,
              6.75%, 11/15/2005 (a)............................       1,457,550
                                                                  -------------
             Oil/Energy - 0.3%
   1,625,000 Amoco Argentina Oil Co., MTN, 6.75%, 2/1/2007.....       1,621,736
                                                                  -------------
             Utilities - 0.2%
   1,000,000 Hydro Quebec, MTN, 7.52%, 7/17/2003...............       1,027,302
                                                                  -------------
             Total Yankee Obligations (cost $29,627,201).......      29,280,253
                                                                  -------------
 MUNICIPALS - 0.5%
   3,000,000 Virginia Electric & Power Co., MTN, 6.30%,
              6/21/2001........................................       2,994,225
                                                                  -------------
             Total Municipals
              (cost $3,000,000)................................       2,994,225
                                                                  -------------

 COMMERCIAL PAPER - 25.2%
             Aerospace & Defense - 4.2%
 $25,000,000 TRW, Inc.,
              5.54%, 10/29/1999*...............................   $  24,892,278
                                                                  -------------
             Banks - 0.4%
   2,572,000 Natl. Cooperative Bank,
              5.60%, 10/29/1999*...............................       2,560,798
                                                                  -------------
             Building, Construction & Furnishings - 4.1%
  25,000,000 Conseco, Inc.,
              5.60%, 10/29/1999*...............................      24,891,111
                                                                  -------------
             Chemical & Agricultural Products - 4.2%
  25,000,000 Air Products & Chemicals, Inc.,
              5.55%, 10/29/1999*...............................      24,892,083
                                                                  -------------
             Paper & Packaging - 4.1%
  25,000,000 Georgia Pacific Corp., 5.60%, 10/29/1999*.........      24,891,111
                                                                  -------------
             Retailing & Wholesale - 4.1%
  25,000,000 J.C. Penney Funding Corp., 5.60%, 10/29/1999*.....      24,891,111
                                                                  -------------
             Telecommunication Services & Equipment - 4.1%
  25,000,000 AT&T Capital Corp., 5.75%, 10/29/1999*............      24,888,194
                                                                  -------------
             Total Commercial Paper (cost $151,906,686)........     151,906,686
                                                                  -------------
 REPURCHASE AGREEMENT - 3.1%
  18,750,303 Societe Generale Repurchase Agreement 5.30%, dated
              9/30/1999, due 10/1/1999 cost $18,750,303
              maturity value $18,753,063 (b)...................      18,750,303
                                                                  -------------
             Total Investments -
              (cost $807,272,107) ......................   132.9%   800,894,286
             Other Assets and Liabilities - net.........   (32.9)  (198,376,844)
                                                           -----  -------------
             Net Assets.................................   100.0% $ 602,517,442
                                                           =====  =============

(a) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $100,000 U.S. Treasury Note, 6.25%, due 02/15/2008 with a value including accrued inter-est, - $99,833 and $19,031,000 U.S. Treasury STRIPS, 3.625%, due
    01/15/2008 with a value, including accrued interest, - $18,710,271.
+   A portion of these securities are on loan (see note 7).
*   Represents collateral received for securities on loan.

Summary of Abbreviations:
FHLB   Federal Home Loan Bank
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
GNMA   General National Mortgage Association
MTN    Medium Term Note
STRIPS Separate Trading of Registered Interest and Principal of Securi-ties


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Income Plus Fund
                            Schedule of Investments
                               September 30, 1999

   Shares                                                             Value

 COMMON STOCKS - 0.2%
             Finance & Insurance - 0.2%
       4,000 First Republic Preferred Capital Corp., Preferred,
              Ser. A
              (cost $4,000,000) (a).............................   $  4,000,000
                                                                   ------------

 ASSET-BACKED SECURITIES - 5.2%
 $ 7,325,000 BankBoston Receivable
              Asset-Backed Trust,
              Ser. 1997-1, Cl. A8,
              6.54%, 5/15/2009..................................      7,324,231
   3,542,081 Carco Auto Loan Master Trust,
              Ser. 1997-1, Cl. A,
              6.689%, 8/15/2004.................................      3,544,897
   7,575,000 Case Equipment Receivable Trust, Ser. 1997-B, Cl.
              A4,
              6.41%, 9/15/2004..................................      7,584,279
   2,980,000 Contimortgage Home Equity Loan Trust,
              Ser. 1997-2,Cl. A9,
              7.09%, 4/15/2028..................................      2,971,105
   1,412,945 Continental Airlines, Inc.,
              Ser. 1997-CI,
              7.42%, 4/1/2007...................................      1,407,286
   1,078,953 Corestates Home Equity Trust,
              Ser. 1993-2, Cl. A,
              5.10%, 3/15/2009..................................      1,073,046
   4,996,363 Empire Funding Home Loan Owner Trust,
              Ser. 1998-1, Cl. A4,
              6.64%, 12/25/2012.................................      4,885,069
      40,625 FA Title I American Savings & Loan, 9.50%, 5/2/2002
              (d)...............................................         40,625
   1,865,763 First Plus Home Loan Trust,
              Ser. 1997-2, Cl. A5,
              6.82%, 4/10/2023..................................      1,866,687
     243,617 Harley-Davidson Eaglemark Motorcycle Trust,
              Ser. 1997-3, Cl. A1,
              5.98%, 12/15/2001.................................        243,221
   2,058,377 Harley-Davidson Eaglemark Ownership Trust,
              Ser. 1996-3, Cl. A2,
              6.35%, 10/15/2002.................................      2,060,146
   2,807,847 Heller Equipment Asset
              Receivables Trust,
              Ser. 1997-1, Cl. A2,
              6.39%, 5/25/2005..................................      2,811,764
  10,000,000 Jet Equipment Trust,
              Ser. A10,
              9.41%, 6/15/2010..................................     10,957,260
             MBNA Master Credit Card Trust:
   6,300,000 5.33%, 2/15/2006...................................      6,293,732
   6,155,000 5.29%, 2/15/2005...................................      6,144,444
   5,000,000 Paine Webber Mtge. Acceptance Corp.,
              Ser. 1996-M1, Cl. E,
              7.655%, 1/2/2012..................................      4,917,187
             Potomac Gtd. Fin. Corp.:
  16,322,861 6.89%, 12/21/2026..................................     16,116,948
   5,250,000 7.22%, 12/21/2026..................................      5,110,744

 ASSET-BACKED SECURITIES - continued
 $   104,969 Sears Mtge. Securities Corp.,
              Ser. 1998, Cl. PA 19,
              10.36%, 7/25/2018 (d)..............................   $    104,969
   2,862,898 Southwest Airlines Co.,
              Ser. 1996-A Cl. A1,
              7.67%, 1/2/2014....................................      2,924,694
   5,000,000 US Airways Pass Through Trust,
              Ser. 1999-1, Cl. A,
              8.36%, 7/20/2020...................................      4,968,675
     832,202 Xerox Rental Equipment Trust,
              Ser. 1996-A,
              6.20%, 12/25/2005..................................        830,641
                                                                    ------------
             Total Asset-Backed Securities
              (cost $94,015,813).................................     94,181,650
                                                                    ------------
 CORPORATE BONDS & NOTES - 32.7%
             Aerospace & Defense - 0.9%
   6,000,000 Raytheon Co., Deb.,
              6.00%, 12/15/2010..................................      5,382,306
  10,480,000 United Technologies Corp.,
              Notes,
              7.00%, 9/15/2006...................................     10,510,182
                                                                    ------------
                                                                      15,892,488
                                                                    ------------
             Banks - 4.1%
   5,000,000 Banq Paribas, New York,
              Notes (Subord.),
              6.95%, 7/22/2013...................................      4,614,960
   7,500,000 Comerica, Inc.,
              Notes (Subord.),
              7.125%, 12/1/2013..................................      7,366,942
   6,200,000 Fleet Finl. Group Inc.,
              Notes,
              6.375%, 5/15/2008..................................      5,827,988
   8,540,000 Fleet Finl. Group Inc.,
              Deb. (Subord.),
              6.875%, 1/15/2028..................................      7,595,553
   1,150,000 FNBC Inc.,
              Pass-Thru Certificates,
              Ser. 1993-A,
              8.08%, 1/5/2018....................................      1,195,701
   4,000,000 HUBCO Capital Trust II,
              Ser. B,
              7.65%, 6/15/2028...................................      3,674,320
      59,000 Irving Bank Corp.,
              Deb.,
              8.50%, 6/1/2002....................................         59,076
   7,925,000 KeyCorp,
              Notes (Subord.),
              7.50%, 6/15/2006...................................      7,980,713
   7,000,000 Mellon Capital I,
              Ser. A,
              7.72%, 12/1/2026...................................      6,597,752
  10,000,000 NationsBank Corp.,
              Sr. Notes,
              5.75%, 3/15/2001...................................      9,913,270
   5,000,000 NCNB TX Natl. Bank of Dallas,
              9.50%, 6/1/2004....................................      5,541,135
  11,000,000 PNC Inc., Institutional Capital
              Trust B,
              Spl. Purpose,
              8.315%, 5/15/2027 (a)..............................     10,723,691

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Banks - continued
 $ 3,000,000 SFFED Corp.,
              Sr. Deb.,
              11.20%, 9/1/2004 (a)...............................   $  3,389,649
                                                                    ------------
                                                                      74,480,750
                                                                    ------------
             Brokers - 2.5%
   6,315,000 Donaldson Lufkin & Jenrette Securities, Inc.,
              6.50%, 6/1/2008....................................      5,913,309
             Lehman Brothers Holdings Inc.:
   5,000,000 6.00%, 2/26/2001....................................      4,959,415
  12,000,000 7.50%, 9/1/2006.....................................     11,949,492
   4,600,000 Merrill Lynch & Co., Inc.,
              8.40%, 11/1/2019...................................      4,874,372
  12,250,000 Morgan Stanley Dean Witter,
              5.25%, 2/8/2001....................................     12,096,630
   5,000,000 Paine Webber Group Inc.,
              Sr. Notes,
              6.50%, 11/1/2005...................................      4,768,495
       3,558 Salomon Brothers Mtge. Securities
              IV, Inc.,
              10.25%, 4/1/2016 (d)...............................          3,558
                                                                    ------------
                                                                      44,565,271
                                                                    ------------
             Building, Construction & Furnishings - 1.1%
  10,000,000 Masco Corp.,
              Sr. Notes,
              7.75%, 8/1/2029....................................      9,972,520
  10,000,000 Owens-Corning Inc.,
              Notes,
              7.50%, 5/1/2005....................................      9,764,430
                                                                    ------------
                                                                      19,736,950
                                                                    ------------
             Building Products - 0.3%
   5,000,000 Cemex S.A.
              Notes,
              9.625%, 10/1/2009..................................      4,964,100
                                                                    ------------
             Cable/Other Video
              Distribution - 0.4%
   6,910,000 Comcast Cable Communications I,
              Sr. Notes,
              6.20%, 11/15/2008..................................      6,345,453
                                                                    ------------
             Chemical & Agricultural
              Products - 0.5%
   4,000,000 Freeport McMoran Resource Partners,
              Sr. Notes,
              7.00%, 2/15/2008...................................      3,775,188
   5,000,000 Millenium America Inc.,
              Sr. Notes,
              7.00%, 11/15/2006..................................      4,596,090
                                                                    ------------
                                                                       8,371,278
                                                                    ------------
             Commercial Services - 0.3%
   5,000,000 Federal Express Corp.,
              9.65%, 6/15/2012...................................      5,873,370
                                                                    ------------
 CORPORATE BONDS - continued
             Communication Systems & Services - 0.5%
 $10,000,000 Metromedia Fiber Network, Inc.,
               Sr. Notes,
              10.00%, 11/15/2008.................................   $  9,700,000
                                                                    ------------
             Consumer Products &
              Services - 0.5%
   8,750,000 Procter & Gamble Co.,
              Notes,
              6.875%, 9/15/2009..................................      8,786,383
                                                                    ------------
             Electrical Equipment &
              Services - 0.6%
   7,000,000 Central VT Pub. Svcs. Corp.,
              8.125%, 8/1/2004...................................      6,910,638
   5,000,000 Texas Instruments, Inc.,
              Notes,
              6.125%, 2/1/2006...................................      4,704,965
                                                                    ------------
                                                                      11,615,603
                                                                    ------------
             Finance & Insurance - 5.0%
   8,365,000 Associates Corp. of North America,
              Sr. Notes,
              5.80%, 4/20/2004...................................      8,042,939
   5,000,000 Capital One Finl. Corp.,
              Sr. Notes,
              7.25%, 5/1/2006....................................      4,778,655
  10,000,000 Citigroup Capital II,
              7.75%, 12/1/2036...................................      9,475,050
   3,000,000 ERP Operating L.P.,
              6.63%, 4/13/2015...................................      2,824,011
             Ford Motor Credit Co.:
   5,000,000 6.70%, 7/16/2004....................................      4,973,775
   3,500,000 8.00%, 6/15/2002....................................      3,625,828
  10,000,000 Heller Finl. Inc.,
              Notes,
              6.00%, 3/19/2004...................................      9,591,420
  20,000,000 Household Fin. Corp.,
              Notes,
              7.20%, 7/15/2006...................................     19,994,000
  10,000,000 Loews Corp.,
              Sr. Notes,
              7.00%, 10/15/2023..................................      8,735,840
   6,100,000 Macsaver Finl. Svcs. Inc.,
              Deb.,
              7.60%, 8/1/2007....................................      4,178,500
   6,265,000 Mellon Capital II,
              Ser. B,
              7.995%, 1/15/2027..................................      6,057,259
   8,097,438 Topaz Ltd.,
              Ser. 1997-1,
              6.92%, 3/10/2007 (a)...............................      8,126,184
     750,000 Wesco Finl. Corp.,
              Notes,
              8.875%, 11/1/1999..................................        751,825
                                                                    ------------
                                                                      91,155,286
                                                                    ------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Food & Beverage Products - 0.8%
 $ 7,000,000 Coca Cola Enterprises, Inc.,
              Notes,
              7.875%, 2/1/2002..................................   $  7,226,751
   6,805,000 Philip Morris Co., Inc.,
              (Eff. Yield 6.15%),
              0.00%, 3/15/2000 (c)..............................      6,820,243
                                                                   ------------
                                                                     14,046,994
                                                                   ------------
             Forest Products - 0.3%
   5,391,000 Weyerhaeuser Co.,
              6.95%, 8/1/2017...................................      5,093,681
                                                                   ------------
             Gaming - 0.2%
   4,000,000 Circus Circus Enterprises Inc., 7.625%, 7/15/2013..      3,390,000
                                                                   ------------
             Machinery - Diversified - 1.0%
  12,165,000 Caterpillar Inc.,
              Sr. Deb.,
              7.25%, 9/15/2009..................................     12,234,024
   5,000,000 Deere & Co.,
              8.95%, 6/15/2019..................................      5,744,435
                                                                   ------------
                                                                     17,978,459
                                                                   ------------
             Oil/Energy - 2.3%
   6,500,000 Atlantic Richfield Co.,
              Deb.,
              9.00%, 4/1/2021...................................      7,610,395
  15,000,000 Occidental Petroleum Corp.,
              Sr. Notes,
              8.45%, 2/15/2029..................................     15,731,235
   2,500,000 Suburban Propane Partners, L.P.,
              Sr. Notes,
              7.54%, 6/30/2011..................................      2,580,250
  10,000,000 Texaco Capital, Inc.,
              Notes,
              5.50%, 1/15/2009..................................      9,018,050
   6,000,000 Transocean Offshore Inc.,
              Notes,
              7.45%, 4/15/2027..................................      6,026,118
                                                                   ------------
                                                                     40,966,048
                                                                   ------------
             Paper & Packaging - 1.2%
  10,000,000 Fort James Corp.,
              Sr. Notes,
              6.625%, 9/15/2004.................................      9,863,180
   5,000,000 Georgia Pacific Corp.,
              Deb.,
              7.70%, 6/15/2015..................................      4,934,665
   8,000,000 Westvaco Corp.,
              7.75%, 2/15/2023..................................      7,963,488
                                                                   ------------
                                                                     22,761,333
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 1.0%
   1,132,000 Belo (A.H.) Corp.,
              Sr. Notes,
              6.875%, 6/1/2002..................................      1,123,455
             Time Warner, Inc.:
   4,000,000 6.88%, 6/15/2018...................................      3,694,480

 CORPORATE BONDS - continued
             Printing, Publishing, Broadcasting &
              Entertainment - continued
 $ 8,355,000 8.11%, 8/15/2006...................................   $  8,671,103
   5,000,000 8.18%, 8/15/2007...................................      5,249,355
                                                                   ------------
                                                                     18,738,393
                                                                   ------------
             Retailing & Wholesale - 1.6%
   3,500,000 Dayton Hudson Corp.,
              Notes,
              5.875%, 11/1/2008.................................      3,216,007
   6,000,000 Dillards Inc.,
              Notes,
              6.08%, 8/1/2000...................................      5,965,362
  12,000,000 Kroger Co.,
              6.00%, 1/1/2000...................................     11,974,800
   8,000,000 Wal Mart Stores Inc.,
              Notes,
              6.875%, 8/10/2009.................................      8,027,848
                                                                   ------------
                                                                     29,184,017
                                                                   ------------
             Telecommunication Services & Equipment - 4.2%
   5,000,000 Airtouch Communications, Inc.,
              Notes,
              7.00%, 10/1/2003..................................      5,021,950
   6,935,000 AT&T Corp.,
              Notes,
              6.50%, 3/15/2029..................................      6,138,168
   2,727,412 Bellsouth Savings & Employee Stock Option Trust,
              Ser. A,
              9.125%, 7/1/2003..................................      2,881,399
             GTE Corp.:
   5,000,000 9.38%, 12/1/2000...................................      5,171,110
   7,500,000 6.36%, 4/15/2006...................................      7,292,520
  10,500,000 Qwest Communications Int'l., Inc.,
              Sr. Notes,
              7.50%, 11/1/2008..................................     10,421,250
  10,000,000 Sprint Capital Corp.,
              Notes,
              6.90%, 5/1/2019...................................      9,312,960
   5,000,000 Sprint Spectrum, L.P.,
              Sr. Notes,
              11.00%, 8/15/2006                                       5,625,000
   6,375,000 Tele-Communications, Inc.,
              7.25%, 8/1/2005...................................      6,479,340
             Worldcom, Inc.:
  12,510,000 6.40%, 8/15/2005...................................     12,224,159
   5,000,000 6.95%, 8/15/2028...................................      4,665,980
                                                                   ------------
                                                                     75,233,836
                                                                   ------------
             Transportation - 1.6%
   4,000,000 AMERCO,
              Sr. Notes,
              7.20%, 4/1/2002...................................      3,935,988
  10,000,000 CSX Corp.,
              8.10%, 9/15/2022..................................     10,180,790
             U.S. West Capital Funding, Inc.:
  10,000,000 6.25%, 7/15/2005...................................      9,514,830
   5,000,000 6.38%, 7/15/2008...................................      4,666,995
                                                                   ------------
                                                                     28,298,603
                                                                   ------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Utilities - Electric - 1.8%
 $ 3,000,000 Carolina Power & Light Co.,
              8.625%, 9/15/2021.................................   $  3,303,240
  10,000,000 Cmnwlth. Edison Co.,
              Notes,
              7.625%, 1/15/2007.................................     10,195,860
  10,000,000 Duke Capital Corp.,
              Sr. Notes,
              7.25%, 10/1/2004..................................     10,037,490
   8,500,000 Niagara Mohawk Power Corp.,
              Sr. Notes, Ser. G,
              7.75%, 10/1/2008..................................      8,629,829
                                                                   ------------
                                                                     32,166,419
                                                                   ------------
             Total Corporate Bonds & Notes
              (cost $604,357,336)...............................    589,344,715
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 1.4%
             FHLMC:
   3,500,000 5.85%, 1/25/2019...................................      3,440,623
   4,559,153 6.50%, 4/15/2018...................................      4,577,914
   5,770,000 6.75%, 3/15/2007...................................      5,802,918
             FNMA:
   4,120,000 6.50%, 3/25/2019...................................      4,067,944
   7,724,000 7.75%, 9/25/2022...................................      7,788,635
                                                                   ------------
             Total Collateralized Mortgage Obligations (cost
              $25,267,532)......................................     25,678,034
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 2.0%
             FHLMC:
   1,790,265 5.50%, 4/1/2006....................................      1,708,163
   5,000,000 6.24%, 10/6/2004...................................      4,962,705
   1,209,298 6.50%, 11/1/1999...................................      1,211,378
   2,000,000 6.75%, 5/30/2006...................................      2,023,742
   8,250,000 7.00%, 9/15/2007...................................      8,195,426
   4,555,123 7.50%, 5/1/2009 - 10/1/2010........................      4,636,341
   2,804,299 8.00%, 7/1/2025....................................      2,874,463
      38,568 11.88%, 6/15/2013..................................         40,565
   9,895,005 GNMA,
              6.50%, 4/20/2029..................................      9,442,506
                                                                   ------------
             Total Mortgage-Backed Securities (cost
              $35,682,597)......................................     35,095,289
                                                                   ------------
 U.S. AGENCY OBLIGATIONS - 18.1%
             FFCB:
   2,000,000 5.75%, 2/9/2005....................................      1,930,220
   7,000,000 6.37%, 10/30/2007..................................      6,891,283
   2,000,000 7.60%, 7/24/2006...................................      2,085,402
   1,091,332 FHA
              Puttable Project Loan 64,
              7.43%, 1/1/2024...................................      1,112,433
             FHLB:
  10,000,000 5.38%, 3/2/2001....................................      9,918,030
   2,000,000 5.50%, 1/21/2003...................................      1,955,860
  10,000,000 5.62%, 1/27/2003...................................      9,811,440
  10,000,000 5.75%, 4/30/2001...................................      9,961,120
   5,000,000 5.82%, 7/13/2005...................................      4,840,180
   5,000,000 6.50%, 11/29/2005..................................      4,998,505

 U.S. AGENCY OBLIGATIONS - continued
             Finl. Assistance Corp.:
 $17,500,000 8.80%, 6/10/2005....................................   $ 19,419,838
   5,000,000 9.38%, 7/21/2003....................................      5,499,430
             FNMA:
  37,170,000 5.13%, 2/13/2004....................................     35,401,823
   2,000,000 6.29%, 2/11/2002....................................      2,005,614
   5,000,000 6.38%, 1/16/2002....................................      5,028,810
  15,099,000 6.38%, 6/15/2009....................................     14,781,423
   8,873,876 6.50%, 8/1/2010 - 9/1/2010..........................      8,764,931
  11,653,838 7.00%, 11/1/2026....................................     11,525,529
  16,691,099 7.50%, 6/1/2002 - 5/1/2027..........................     16,810,211
             GNMA:
  26,332,216 6.00%, 4/15/2011 - 1/20/2029........................     24,515,847
  42,708,200 6.50%, 2/15/2009 - 5/15/2028........................     41,047,752
  20,593,202 7.00%, 2/15/2011 - 5/15/2027........................     20,332,671
  26,551,295 7.50%, 9/15/2025 - 6/15/2027........................     26,695,071
   9,041,205 8.00%, 6/15/2026 - 12/15/2026.......................      9,260,093
   5,930,988 8.25%, 7/15/2008 - 5/15/2020........................      6,174,281
     373,269 8.50%, 7/15/2021....................................        388,799
   6,197,378 9.00%, 5/15/2016 - 10/15/2021.......................      6,537,916
   1,381,200 9.50%, 8/15/2018 - 12/15/2020.......................      1,484,333
      37,790 11.50%, 5/15/2013 - 6/15/2013.......................         42,652
             Private Export Funding Corp.:
  10,000,000 7.30%, 1/31/2002....................................     10,251,540
   2,000,000 7.90%, 3/31/2000....................................      2,022,398
   5,000,000 6.90%, 1/31/2003....................................      5,096,140
                                                                    ------------
             Total U.S. Agency Obligations
              (cost $328,847,764)................................    326,591,575
                                                                    ------------
 U.S. TREASURY OBLIGATIONS - 29.3%
             U.S. Treasury Bonds:
  75,000,000 5.50%, 8/15/2028....................................     67,148,475
  22,301,000 6.50%, 11/15/2026...................................     22,663,391
  25,000,000 7.50%, 11/15/2016...................................     27,687,500
  10,000,000 8.00%, 11/15/2021...................................     11,818,750
  44,454,000 8.13%, 8/15/2019 - 8/15/2021........................     53,034,747
  15,000,000 8.75%, 5/15/2020....................................     18,876,570
   8,500,000 8.88%, 2/15/2019....................................     10,741,875
  15,000,000 9.00%, 11/15/2018...................................     19,139,070
  15,000,000 11.25%, 2/15/2015...................................     22,007,820
             U.S. Treasury Notes:
   1,500,000 5.50%, 5/15/2009....................................      1,450,782
   9,700,000 5.63%, 11/30/2000...................................      9,718,187
  97,338,000 5.75%, 10/31/2002 - 8/15/2003.......................     97,184,708
   5,000,000 6.25%, 2/28/2002....................................      5,062,500
  95,000,000 7.00%, 7/15/2006....................................     99,779,735
  10,000,000 7.25%, 5/15/2004....................................     10,550,000
  10,000,000 7.50%, 11/15/2001...................................     10,365,630
  25,000,000 7.88%, 11/15/2004...................................     27,101,575
  14,340,000 8.00%, 5/15/2001....................................     14,859,825
                                                                    ------------
             Total U.S. Treasury Obligations
              (cost $530,322,932)................................    529,191,140
                                                                    ------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                            Value

 YANKEE OBLIGATIONS - 7.0%
             Banks - 1.7%
 $ 2,000,000 Banco Santiago, S.A.,
              7.00%, 7/18/2007................................   $    1,764,846
             Korea Development Bank
   8,000,000 7.25%, 5/15/2006.................................        7,539,432
   8,000,000 7.38%, 9/17/2004.................................        7,795,200
   2,982,000 Skandinaviska Enskilda Banken, 6.875%,
              2/15/2009.......................................        2,803,942
   5,000,000 Svenska Handelsbanken,
              8.35%, 7/15/2004................................        5,196,075
   5,000,000 Westpac Banking Co.,
              9.125%, 8/15/2001...............................        5,224,825
                                                                 --------------
                                                                     30,324,320
                                                                 --------------
             Finance & Insurance - 0.9%
   6,000,000 FBG Fin. Ltd.,
              6.75%, 11/15/2005...............................        5,830,200
   5,000,000 Ford Capital B.V.,
              9.875%, 5/15/2002...............................        5,385,785
   5,000,000 Santander Fin. Issuances,
              6.375%, 2/15/2011...............................        4,478,315
                                                                 --------------
                                                                     15,694,300
                                                                 --------------
             Government - 1.8%
  10,000,000 Manitoba (Province of), Canada, 8.00%,
              4/15/2002.......................................       10,371,600
   7,500,000 Ontario Hydro Corp.,
              7.45%, 3/31/2013................................        7,738,425
             Quebec Province, Canada
   8,200,000 8.80%, 4/15/2003.................................        8,746,366
   5,250,000 5.75%, 2/15/2009.................................        4,794,195
                                                                 --------------
                                                                     31,650,586
                                                                 --------------
             Leisure & Tourism - 0.4%
   8,060,000 Royal Caribbean Cruises Ltd.,
              7.50%, 10/15/2027...............................        7,296,468
                                                                 --------------

 YANKEE OBLIGATIONS - continued
             Metals & Mining - 0.4%
 $ 7,854,000 Barrick Gold Corp.,
              7.50%, 5/1/2007.................................   $    7,858,579
                                                                 --------------
             Oil/Energy - 0.9%
  15,000,000 Petro-Canada Ltd.,
              8.60%, 1/15/2010................................       17,102,400
                                                                 --------------
             Paper & Packaging - 0.3%
   5,000,000 Celulosa Arauco Y Constitucion, 7.20%,
              9/15/2009.......................................        4,472,655
                                                                 --------------
             Utilities - Electric - 0.6%
  11,500,000 Fletcher Challenge Capital Canada Inc.,
              7.875%, 3/24/2017...............................       11,246,218
                                                                 --------------
             Total Yankee Obligations
              (cost $124,430,913).............................      125,645,526
                                                                 --------------
 MUTUAL FUND SHARES - 0.0%
     222,012 Valiant General Money Market
              Fund
              (cost $222,012).................................          222,012
                                                                 --------------

 REPURCHASE AGREEMENT - 0.4%
 $ 7,101,954 Societe Generale Repurchase Agreement,
              5.30%, dated 9/30/1999, due 10/1/1999 cost
              $7,101,954 maturity value $7,103,000 (b)........        7,101,954
                                                                 --------------
             Total Investments -
              (cost $1,754,248,853).....................    96.3%  1,737,051,895
             Other Assets and
              Liabilities - net.........................     3.7      68,028,014
                                                           -----  --------------
             Net Assets.................................   100.0% $1,805,079,909
                                                           =====  ==============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $7,208,000 U.S. Treasury STRIPS, due 1/15/2008 with a value, including accrued interest, of $7,228,254 and $30,000 U.S. Treasury Notes, due 2/15/2003 with a value, including accrued interest of $30,549.
(c) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.
(d) No market quotation available. Valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees.

Summary of Abbreviations:
FFCB   Federal Farm Credit Bank
FHA    Federal Housing Authority
FHLB   Federal Home Loan Banks
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
GNMA   General National Mortgage Association
STRIPS Separate Trading of Registered Interest and Principal of Securi-ties

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - 96.5%
             Alabama - 0.5%
 $ 3,640,000 Alabama Spl. Care Facs. Fin.
              Auth. RB, Hosp. Charity Obl.
              Group, Ser. D,
              4.95%, 11/1/2014, (COLL: U.S. Government
              Securities).......................................   $  3,577,792
                                                                   ------------
             Alaska - 0.5%
   3,750,000 Alaska IDA RB, Ser. A,
              5.70%, 4/1/2011, (MBIA)...........................      3,780,075
                                                                   ------------
             Arizona - 0.5%
   3,660,000 Phoenix, AZ SFHRB, Ser. A,
              6.60%, 12/1/2029, (COLL: GNMA/FNMA)...............      3,910,051
                                                                   ------------
             Arkansas - 0.5%
   3,000,000 Arkansas Student Loan Auth.
              RB, Ser. B,
              7.25%, 6/1/2009...................................      3,298,350
                                                                   ------------
             California - 5.8%
   7,150,000 California Statewide CDA
              5.20%, 12/1/2029..................................      6,926,992
  10,000,000 California Student Loan RB,
              Ser. D,
              6.50%, 6/1/2005...................................     10,450,300
   1,700,000 Delta Cnty, CA SFHRB, Ser. A,
              6.70%, 6/1/2024, (MBIA)...........................      1,833,144
   4,000,000 Foothill/Eastern Corridor
              Agcy., CA Toll Road RB, Sr.
              Lien, Ser. A,
              6.50%, 1/1/2032...................................      4,453,400
             Foothill/Eastern Trans. Corridor:
   3,885,000 5.00%, 1/15/2005...................................      3,938,768
   5,815,000 5.00%, 1/15/2006...................................      5,867,684
   4,210,000 Palmdale, CA SFHRB, Ser. A
              8.00%, 9/1/2011, (COLL: FHA)......................      5,264,352
             San Franciso Bay Area Transit
              Auth. RB,
             Bridge Toll Notes:
   1,500,000 5.25%, 8/1/2004, (ACA).............................      1,536,525
   1,000,000 5.50%, 8/1/2005, (ACA).............................      1,032,620
                                                                   ------------
                                                                     41,303,785
                                                                   ------------
             Colorado - 6.2%
   4,000,000 Arapahoe Cnty., CO Capital
              Impt. Hwy. RB, Prerefunded,
              6.90%, 8/31/2015, (COLL: U.S.
              Government Securities)............................      4,556,560
             Colorado HFA, SFHRB:
   3,500,000 Sr. Ser. A2,
             6.60%, 5/1/2028....................................      3,614,835
   1,000,000 Sr. Ser. A3,
             6.05%, 10/1/2016...................................      1,044,870
   2,250,000 Sr. Ser. C2,
             6.875%, 11/1/2028..................................      2,405,452
   1,000,000 Sr. Ser. C3,
             6.75%, 5/1/2017....................................      1,066,120
   2,000,000 Sr. Ser. D3,
             6.125%, 11/1/2023..................................      2,043,500

 MUNICIPAL OBLIGATIONS - continued
             Colorado - continued
 $ 1,105,000 Colorado Student Obl. Bond
              Auth., Student Loan RB, Ser. B,
              6.55%, 12/1/2002..................................   $  1,131,255
             Denver CO City & Cnty. Spl. Facs. RB:
   3,025,000 Ser A,
             6.00%, 1/1/2011, (MBIA)............................      3,155,529
   1,000,000 Ser. B,
             6.50%, 12/1/2002, (MBIA)...........................      1,053,940
   3,485,000 Larimer Cnty. CO GO, Sch.
              Dist. No. R1,
              8.50%, 12/15/2008, (MBIA).........................      4,368,587
  19,000,000 United Airlines Proj., Ser. A,
              6.875%, 10/1/2032, (MBIA).........................     19,515,660
                                                                   ------------
                                                                     43,956,308
                                                                   ------------
             Connecticut - 1.0%
             Connecticut Dev. Auth., Mtge. RB, Church Homes Inc.
              Hlth. Care Proj.:
     340,000 4.65%, 4/1/2000....................................        340,133
     425,000 4.90%, 4/1/2002....................................        424,503
     925,000 5.00%, 4/1/2003....................................        922,447
   1,220,000 5.40%, 4/1/2007....................................      1,209,849
   2,035,000 5.70%, 4/1/2012....................................      1,917,011
   2,550,000 5.80%, 4/1/2021....................................      2,355,868
                                                                   ------------
                                                                      7,169,811
                                                                   ------------
             Delaware - 0.4%
   3,000,000 Delaware Solid Wst. Sys. RB,
              Ser. A,
              6.75%, 7/1/2003...................................      3,108,990
                                                                   ------------
             Florida - 2.2%
   6,475,000 Florida Division Bond Fin.
              Dept. RB
              5.75%, 7/1/2010, (AMBAC)..........................      6,712,309
   1,080,000 Halifax, FL Hosp. Med. Ctr. Hlth. Care Facs. RB,
              Ser. A,
              4.60%, 4/1/2008, (ACA)............................      1,007,867
             Palm Beach Cnty., FL Hlth. Facs. Auth. RB:
             Abbey DelRay South Proj.:
     675,000 4.35%, 10/1/1999...................................        675,000
     700,000 4.50%, 10/1/2000...................................        700,014
     750,000 4.65%, 10/1/2001...................................        747,900
     805,000 4.80%, 10/1/2002...................................        802,199
     775,000 5.00%, 10/1/2003...................................        773,969
     850,000 5.00%, 10/1/2004...................................        844,917
     930,000 5.10%, 10/1/2005...................................        921,667
     500,000 5.30%, 10/1/2007...................................        494,010
             Waterford Proj.:
     475,000 4.35%, 10/1/1999...................................        475,000
     675,000 4.50%, 10/1/2000...................................        675,013
     725,000 4.65%, 10/1/2001...................................        722,970
                                                                   ------------
                                                                     15,552,835
                                                                   ------------

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Georgia - 1.7%
 $ 1,500,000 Coffee Cnty., GA Hosp. Auth. RAN,
              6.75%, 12/1/2026..................................   $  1,509,165
  11,695,000 Fulton Cnty., GA Dev. Auth. Spl. RB, Delta Airlines
              Inc. Proj.,
              5.30%, 5/1/2013...................................     10,930,732
                                                                   ------------
                                                                     12,439,897
                                                                   ------------
             Hawaii - 0.4%
   2,500,000 Hawaii Dept. of Budget & Fin., Spl. Purpose RB, The
              Queens Hlth. Sys. Group, Ser. A,
              6.05%, 7/1/2016...................................      2,526,775
                                                                   ------------
             Illinois - 7.0%
   3,500,000 Chicago, IL O'Hare Int'l. Arpt., Spl. Fac. RB,
              United Airlines Proj., Ser. B
              5.20%, 4/1/2011...................................      3,253,250
   1,770,000 Chicago, IL SFHRB, Ser. A,
              4.70%, 10/1/2017, (COLL: GNMA/FNMA)...............      1,766,159
             Illinois Dev. Fin. Auth. PCRB Cmmnwlth. Ed.:
   4,000,000 5.30%, 1/15/2004...................................      4,112,360
     400,000 Ser. A,
             7.60%, 3/1/2014....................................        412,536
             Illinois Dev. Fin. Auth. RB:
              Community Rehabilitation Providers,
              Ser. A:
   2,540,000 5.70%, 7/1/2007....................................      2,545,741
   3,490,000 5.80%, 7/1/2008....................................      3,529,716
             Lockport Sch. Dist.:
   2,510,000 5.00%, 7/1/2006....................................      2,388,114
             Illinois Edl. Facs. Auth. RB
              Mercy Hosp.:
   4,820,000 10.00%, 1/1/2015...................................      6,473,163
  10,705,000 Ser. A,
             5.50%, 7/1/2009....................................     10,303,884
   1,580,000 Illinois Hsg. Dev. Auth. RB, Ser. D-2, 5.00%,
              8/1/2019..........................................      1,567,329
  12,500,000 Illinois Sales Tax RB, Ser. Q,
              6.00%, 6/15/2012, (MBIA-IBC)......................     13,229,250
                                                                   ------------
                                                                     49,581,502
                                                                   ------------
             Indiana - 3.8%
             Indiana Hlth. Facs. Fin. Auth., Hosp. RB
             Charity Obl. Group, Ser. D:
   6,875,000 5.00%, 11/1/2026, (MBIA)...........................      6,752,831
   1,000,000 5.50%, 11/15/2008..................................      1,021,510
   1,070,000 5.50%, 11/15/2009..................................      1,086,532
   4,215,000 5.75%, 11/15/2014..................................      4,218,330
   1,075,000 Indiana Hsg., SFHRB,
              Ser. B1,
              7.55%, 7/1/2010, (COLL: GNMA).....................      1,107,658
   8,615,000 Indianapolis, IN, Arpt. Auth.
              RB, Spl. Facs. United Air
              Lines Proj., Ser. A,
              6.50%, 11/15/2031.................................      8,676,253

 MUNICIPAL OBLIGATIONS - continued
             Indiana - continued
 $ 4,000,000 Wabash, IN, Solid Wst.
              Disposal RB, JSC Proj,
              7.50%, 6/1/2026,
              (Gtd. by JSC, Inc.)................................   $  4,315,520
                                                                    ------------
                                                                      27,178,634
                                                                    ------------
             Kansas - 1.5%
   5,000,000 Burlington, KS Env. Impt. RB
              4.50%, 3/1/2000....................................      4,964,400
             Sedgwick & Shawnee Cnty., KS
              SFHRB:
   1,810,000 Ser. A,
             6.70%, 6/1/2029, (COLL: GNMA).......................      1,908,229
   3,635,000 Ser. A1,
             5.15%, 12/1/2013, (COLL: GNMA)......................      3,593,343
                                                                    ------------
                                                                      10,465,972
                                                                    ------------
             Louisiana - 1.0%
             East Baton Rouge, LA, Sales &
              Use Tax RB, Ser. ST:
   1,760,000 8.00%, 2/1/2002, (FGIC).............................      1,898,107
   1,920,000 8.00%, 2/1/2003, (FGIC).............................      2,122,080
             Jefferson Parish, LA Sinking
              Fund Mtge. RB
              Ser. B1:
     750,000 5.00%, 12/1/2012, (COLL: GNMA)......................        726,045
   2,000,000 6.75%, 6/1/2030, (COLL: GNMA).......................      2,142,600
                                                                    ------------
                                                                       6,888,832
                                                                    ------------
             Maryland - 1.6%
   2,670,000 Frederick Cnty., MD, Spl.
              Obl., Spl. Tax, Urbana
              Community Dev. Auth.,
              6.25%, 7/1/2010....................................      2,572,679
  10,000,000 Northeast, MD, Wst. Disposal
              Resources RB, Baltimore Resco
              Retrofit Proj.,
              5.00%, 1/1/2012, (COLL: FNMA)......................      8,810,800
                                                                    ------------
                                                                      11,383,479
                                                                    ------------
             Massachusetts - 2.2%
   6,095,000 Massachusetts HFA RB Hsg. Proj.,
              5.95%, 10/1/2008, (AMBAC)..........................      6,314,298
   2,000,000 Residential Dev.,
              6.35%, 5/15/2003, (COLL: FNMA).....................      2,087,700
   8,165,000 Massachusetts Hlth. & Edl.
              Facs. Auth. RB, Caritas
              Christi Obl. Group A,
              5.70%, 7/1/2015....................................      7,609,780
                                                                    ------------
                                                                      16,011,778
                                                                    ------------
             Michigan - 1.7%
   5,715,000 Dickinson Cnty., MI Hlth. Care RB
              5.50%, 11/1/2013...................................      5,220,081
     335,000 Kalamazoo, MI Hosp. Fin. Auth.
              RB, Ser. A,
              6.25%, 7/1/2004, (FGIC)............................        335,670
   3,000,000 Michigan Bldg. Auth. RB,
              Refunding Facs. Program, Ser. 1,
              4.625%, 10/15/2021.................................      2,868,060

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Michigan - continued
 $ 4,300,000 Michigan Strategic Fund, RB,
              United Wst. Sys. Proj.,
              5.20%, 4/1/2010...................................   $  4,004,676
                                                                   ------------
                                                                     12,428,487
                                                                   ------------
             Minnesota - 0.2%
             Minnesota HFA, SFHRB
              Ser. C:
     495,000 6.80%, 7/1/2011....................................        510,162
     685,000 7.10%, 7/1/2011, (FHA).............................        708,865
                                                                   ------------
                                                                      1,219,027
                                                                   ------------
             Mississippi - 3.5%
  10,750,000 Mississippi Business Fin.
              Corp. Solid Wst. Disposal RB,
              Phosphates Corp. Proj.,
              5.80%, 3/1/2022...................................      9,980,945
   4,855,000 Mississippi Gulf Coast, Reg'l.
              Waste Wtr. Auth. RB
              7.00%, 7/1/2012, (COLL: U.S. Government
              Securities).......................................      5,542,322
             Mississippi Home Corp. SFHRB:
   2,000,000 Class 6, Ser. A,
             5.25%, 6/1/2031, (COLL: GNMA/FNMA).................      2,078,640
   7,230,000 Ser. H,
             6.70%, 12/1/2029, (COLL: GNMA/FNMA)................      7,511,681
                                                                   ------------
                                                                     25,113,588
                                                                   ------------
             Missouri - 1.6%
   5,230,000 Missouri Hsg. Dev. Commission
              Mtge., SFHRB, Ser. E1,
              6.45%, 9/1/2029, (COLL: GNMA/FNMA)................      5,578,736
   3,000,000 Missouri Office Bldg., Spl.
              Obl.
              6.00%, 12/1/2002..................................      3,106,860
   2,395,000 Missouri SFHRB, Ser. B2,
              6.40%, 9/1/2029, (COLL: GNMA/FNMA)................      2,552,615
                                                                   ------------
                                                                     11,238,211
                                                                   ------------
             Nevada - 0.0%
     315,000 Nevada Hsg. Division SFHRB,
              Ser. A1
              7.55%, 10/1/2010..................................        322,380
                                                                   ------------
             New Hampshire - 1.8%
  13,000,000 New Hampshire Business PCRB,
              Refunding United Illumination Proj.,
              4.55%, 7/1/2027...................................     12,687,220
                                                                   ------------
             New Jersey - 6.4%
   1,000,000 Cherry Hill Township NJ,
              5.80%, 6/1/2004...................................      1,050,820
   2,000,000 Howell Township, NJ GO
              6.40%, 1/1/2003, (COLL: U.S. Government
              Securities) (FGIC)................................      2,120,320

 MUNICIPAL OBLIGATIONS - continued
             New Jersey - continued
             New Jersey EDA, RB:
 $16,525,000 Continental Airlines, Inc. Proj.,
              6.625%, 9/15/2012, (FHA)...........................   $ 17,396,859
             Franciscan Oaks Proj.:
   3,620,000  5.60%, 10/1/2012...................................      3,455,688
   5,685,000  5.70%, 10/1/2017...................................      5,223,435
     900,000 Keswick Pines Proj.,
              5.60%, 1/1/2012....................................        855,585
             The Evergreens:
   3,380,000  5.875%, 10/1/2012..................................      3,348,228
     680,000  6.00%, 10/1/2017...................................        663,932
   3,325,000  6.00%, 10/1/2022...................................      3,204,668
             New Jersey Hsg. & Mtge. Fin.
              Agcy. RB:
   3,650,000 Home Buyer AA,
              5.10%, 10/1/2006, (MBIA)...........................      3,637,261
   1,650,000 Ser. 1,
              6.45%, 11/1/2007...................................      1,728,458
   1,000,000 New Jersey Hwy. Auth. RB
              6.25%, 1/1/2014....................................      1,048,060
     500,000 New Jersey Turnpike Auth.
              Turnpike RB, Ser. C,
              6.30%, 1/1/2004....................................        516,120
     160,000 New Jersey Waste Wtr.
              Treatment Trust RB
              6.80%, 6/15/2002...................................        163,986
   1,000,000 Rutgers St. Univ. RB, Ser. R,
              6.40%, 5/1/2008....................................      1,062,660
                                                                    ------------
                                                                      45,476,080
                                                                    ------------
             New York - 12.5%
   7,000,000 Metropolitan Trans. Auth. of
              NY RB, Ser. A,
              6.10%, 7/1/2026, (FSA).............................      7,680,260
   8,000,000 New York City Muni. Wtr. Fin.
              Auth., Wtr. & Swr. Sys. RB,
              Ser. B,
              6.25%, 6/15/2020...................................      8,769,120
  13,000,000 New York Dormitory Auth. RB,
              Ser. A,
              5.50%, 5/15/2013...................................     13,061,100
   1,000,000 New York Env. Facs. RB, 7.05%, 6/15/2004............      1,065,810
   1,000,000 New York Local Govt. Assist
              RB, Ser. A,
              7.125%, 4/1/2011...................................      1,062,620
   2,250,000 New York Muni. Bond Bank RB,
              Ser. A,
              6.875%, 3/15/2006..................................      2,372,670
   6,045,000 New York Urban Dev. Corp. RB
              5.75%, 7/1/2009....................................      6,353,960
             New York, NY GO:
  14,490,000 Ser. 1992-B,
             7.50%, 2/1/2006.....................................     15,599,209
             Ser. A:
  10,535,000  5.875%, 8/1/2003...................................     11,009,180
   2,500,000  6.25%, 8/1/2010....................................      2,654,800
   3,000,000  6.25%, 8/1/2011....................................      3,166,260

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 MUNICIPAL OBLIGATIONS - continued
             New York - continued
 $ 5,795,000 Ser. C,
             6.50%, 2/1/2008.....................................   $  6,319,332
   6,000,000 Ser. I,
             6.50%, 3/15/2005....................................      6,472,620
   3,000,000 Port Auth. of NY & NJ, Spl. Obl.
              6.75%, 10/1/2011...................................      3,210,060
                                                                    ------------
                                                                      88,797,001
                                                                    ------------
             North Carolina - 2.9%
             Cumberland Cnty., NC Hosp.
              Fac. RB
             Cumberland Cnty. Hosp. Sys., Inc.:
   3,435,000 5.25%, 10/1/2010....................................      3,342,736
   3,295,000 5.25%, 10/1/2011....................................      3,170,119
  12,930,000 North Carolina Eastern Muni.
              Pwr. Sys. RB, Ser. A,
              5.70%, 1/1/2015, (MBIA)............................     12,889,659
             North Carolina Med. Care
              Commission, Hosp. RB,
              Transylvania Cmmnty. Hosp. Inc.:
     130,000 4.45%, 10/1/1999....................................        130,000
     135,000 4.60%, 10/1/2000....................................        135,265
     140,000 4.70%, 10/1/2001....................................        139,873
     155,000 4.80%, 10/1/2002....................................        154,460
     155,000 4.90%, 10/1/2003....................................        154,239
     155,000 5.00%, 10/1/2004....................................        154,073
     175,000 5.00%, 10/1/2005....................................        172,541
     185,000 5.05%, 10/1/2006....................................        181,402
     190,000 5.15%, 10/1/2007....................................        185,898
                                                                    ------------
                                                                      20,810,265
                                                                    ------------
             Ohio - 0.6%
             Franklin Cnty., OH Hlth. Care
              Facs. RB,
              Friendship Village of Dublin Proj.:
     505,000 5.00%, 11/1/2005....................................        497,465
     380,000 5.05%, 11/1/2006....................................        372,324
     225,000 5.10%, 11/1/2007....................................        219,236
     100,000 5.15%, 11/1/2008....................................         96,803
   1,250,000 5.50%, 11/1/2016....................................      1,169,512
   1,750,000 5.625%, 11/1/2022...................................      1,613,745
                                                                    ------------
                                                                       3,969,085
                                                                    ------------
             Oklahoma - 2.4%
             Oklahoma Dev. Fin. Auth. RB,
              Refunding Hillcrest Healthcare Sys.:
   4,425,000 5.75%, 8/15/2013....................................      4,293,533
   3,805,000 5.75%, 8/15/2014....................................      3,672,434
   4,120,000 Oklahoma HFA, SFHRB, Mtge.
              Homeownership Loan,
              6.40%, 9/1/2030....................................      4,288,467
   5,000,000 Tulsa Cnty., OK IDA, Hlth.
              Care RB, St. Francis Hosp.,
              5.15%, 12/15/2018..................................      5,075,100
                                                                    ------------
                                                                      17,329,534
                                                                    ------------

 MUNICIPAL OBLIGATIONS - continued
             Pennsylvania - 3.6%
 $ 1,500,000 Beaver Falls, PA Muni. Auth.
              Spl. Obl.
              9.125%, 8/1/2005, (COLL: State
              & Local Government)................................   $  1,828,950
             Dauphin Cnty., PA General
              Auth. RB,
              Office & Parking, Forum Place,
              Ser. A:
   7,865,000 5.50%, 1/15/2008....................................      7,585,399
   3,950,000 5.75%, 1/15/2010....................................      3,812,896
     245,000 Delaware River Port Auth. of
              PA & NJ, Delaware River
              Bridges RB,
              6.50%, 1/15/2011...................................        264,345
   4,000,000 Montgomery Cnty., PA Higher
              Ed. & Hlth. Auth. RB, Beaver
              College,
              5.80%, 4/1/2016....................................      4,000,000
     445,000 Northampton Cnty., PA IDA RB,
              Commercial Development
              Strawbridge Proj.
              7.20%, 12/15/2001..................................        461,087
     730,000 Pennsylvania Higher Ed. RB,
              Ser. O,
              5.00%, 6/15/2009...................................        727,722
      95,000 Philadelphia, PA Hosp. &
              Higher Ed. Facs. Auth. RB
              6.75%, 8/15/2001...................................         95,662
   1,795,000 West View, PA, Muni. Auth.
              Spl. Obl.
              9.20%, 5/15/2003, (COLL: U.S.
              Government Securities).............................      1,936,644
   5,000,000 Westmoreland Cnty., PA IDA RB,
              Valley Landfill Proj.,
              0.00%, 5/1/2018
              (Eff. Yield 5.10%) (a).............................      4,588,700
                                                                    ------------
                                                                      25,301,405
                                                                    ------------
             South Dakota - 0.8%
   5,000,000 Heartland Consumer Pwr. Dist.
              RB
              7.00%, 1/1/2016, (COLL: U.S.
              Government Securities).............................      5,691,650
                                                                    ------------
             Tennessee - 2.2%
             Shelby Cnty., TN Hlth. Edl. &
              Hsg. RB
              St. Judes Childrens Research:
   1,000,000 4.65%, 7/1/2004.....................................        999,680
   1,000,000 5.00%, 7/1/2009.....................................        984,770
  13,500,000 6.00%, 7/1/2014.....................................     13,877,055
                                                                    ------------
                                                                      15,861,505
                                                                    ------------
             Texas - 11.6%
   9,915,000 Alliance Arpt. Auth., Spl.
              Facs. RB, American Airlines
              Inc. Proj.,
              7.00%, 12/1/2011...................................     10,928,610
     750,000 Austin, TX Utility Sys. RB
              8.00%, 11/15/1999, (COLL: U.S.
              Government Securities).............................        753,896

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 MUNICIPAL OBLIGATIONS - continued
             Texas - continued
             Harris Cnty., TX Hlth. Facs.
              Dev. RB
              Christus Hlth., Ser. A:
 $ 8,145,000 5.25%, 7/1/2007.....................................   $  8,294,868
   4,000,000 5.50%, 7/1/2009.....................................      4,102,840
   2,000,000 5.50%, 7/1/2010.....................................      2,038,860
  10,790,000 5.625%, 7/1/2011....................................     11,020,367
   2,035,000 Laredo, TX Independent School
              Dist. RB
              6.20%, 8/1/2010....................................      2,196,477
             North Central TX Hlth. Facs.
              Dev. Corp. RB,
              TX Hlth. Resources Sys., Ser. B:
   3,910,000 5.75%, 2/15/2009, (MBIA)............................      4,064,758
   4,595,000 5.75%, 2/15/2012, (MBIA)............................      4,680,927
   4,120,000 5.75%, 2/15/2013....................................      4,164,578
   2,000,000 United Reg'l. Hlth. Care Sys.
              Inc. Proj.,
              5.25%, 9/1/2008, (MBIA)............................      2,019,760
  10,000,000 Redeemable River Auth. TX PCRB
              5.20%, 7/1/2011....................................      9,819,900
   1,300,000 Retama, TX Dev. Corp. Spl.
              Facs. RB, Retama Racetrack
              8.75%, 12/15/2018, (COLL: U.S.
              Treaury STRIPs)....................................      1,568,606
             Texas Dept. Hsg. & Cmmnty.
              Affairs:
   2,460,000 MFHRB,
             5.55%, 1/1/2005.....................................      2,503,444
   2,435,000 SFHRB, Ser. E,
             5.00%, 9/1/2016, (MBIA).............................      2,238,982
   5,000,000 Texas GO, Vets Hsg. Assistance
              Program, Ser. B,
              5.25%, 12/1/2030...................................      4,993,500
   5,455,000 Texas Turnpike Auth. RB
              12.625%, 1/1/2020, (COLL: U.S.
              Government Securities).............................      6,700,267
                                                                    ------------
                                                                      82,090,640
                                                                    ------------
             Utah - 0.2%
             Utah HFA SFHRB:
     495,000 Ser. D-1, Class I,
             5.65%, 7/1/2016.....................................        493,362
     610,000 Ser. G1,
             7.35%, 7/1/2018.....................................        638,298
                                                                    ------------
                                                                       1,131,660
                                                                    ------------
             Virginia - 1.6%
   2,000,000 Chesapeake, VA Redev. & Hsg.
              Auth., Ser. A,
              6.20%, 4/1/2028....................................      1,945,320
   2,000,000 Metro Washington DC Arpt.
              Auth. RB, Ser. A,
              7.25%, 10/1/2010...................................      2,096,320
   1,100,000 Newport News Virginia, Ser. A,
              6.50%, 11/1/2006...................................      1,147,124
   5,985,000 Riverside, VA, Reg'l. Jail
              Auth. RB
              5.875%, 7/1/2014, (MBIA)...........................      6,124,510
                                                                    ------------
                                                                      11,313,274
                                                                    ------------

 MUNICIPAL OBLIGATIONS - continued
             Washington - 2.0%
 $12,000,000 Washington GO, Ser. B & AT 7,
              6.40%, 6/1/2017....................................   $ 13,123,800
   1,100,000 Washington Pub. Pwr. Supply
              RB, Ser. A,
              5.00%, 7/1/2011....................................      1,057,364
                                                                    ------------
                                                                      14,181,164
                                                                    ------------
             Wisconsin - 1.8%
             Wisconsin Hlth. & Edl. Facs.
              Auth. RB:
   6,865,000 Med. College Inc.,
              5.95%, 12/1/2015...................................      6,970,378
   5,300,000 Mercy Hosp. of Janesville, Inc.,
              6.50%, 8/15/2011...................................      5,498,326
                                                                    ------------
                                                                      12,468,704
                                                                    ------------
             U. S. Virgin Islands - 2.3%
             Virgin Islands Pub. Fin. Auth.
              RB, Sr. Lien:
   7,070,000 Ser. A,
             5.20%, 10/1/2009....................................      6,898,906
   3,000,000 Ser. C:
             5.50%, 10/1/2007....................................      3,027,030
   3,855,000 5.50%,
             10/1/2008...........................................      3,874,005
   2,000,000 Virgin Islands Wtr. & Pwr.
              Auth. RB, Ser. B,
              7.60%, 1/1/2012....................................      2,217,160
                                                                    ------------
                                                                      16,017,101
                                                                    ------------
             Total Municipal Obligations
              (cost $692,837,315)................................    685,582,847
                                                                    ------------
 MUTUAL FUND SHARES - 3.4%
  23,977,000 Federated Municipal
              Obligation Fund
              (cost $23,977,000) ................................     23,977,000
                                                                    ------------
           Total Investments -
            (cost $716,814,315)...........................    99.9%  709,559,847
           Other Assets and
            Liabilities - net.............................     0.1       776,250
                                                             -----  ------------
           Net Assets.....................................   100.0% $710,336,097
                                                             =====  ============

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or munic-ipality. In order to reduce risk associated with such economic develop-ments, at September 30, 1999, 31.2% of the securities, as a percentage of net assets, are backed by bond insurance of various financial institu-tions and financial guaranty assurance agencies. At September 30, 1999, the Fund had securities backed by bond insurance of the following finan-cial institutions representing more than 5% of net assets:

MBIA  12.6%

(a) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.

Summary of Abbreviations:
ACA    American Capital Access
AMBAC  American Municipal Bond Assurance Corporation
CDA    Community Development Authority
COLL   Collateral
EDA    Economic Development Authority
FGIC   Financial Guaranty Insurance Corporation
FHA    Federal Housing Authority
FNMA   Federal National Mortgage Association
FSA    Financial Security Assurance Corporation
GNMA   Government National Mortgage Association
GO     General Obligation
HFA    Housing Finance Authority
IBC    Insured Bond Certification
IDA    Industrial Development Authority
JSC    Jefferson Smurfit Corp.
MBIA   Municipal Bond Investors Assurance Corporation
MFHRB  Multi Family Housing Revenue Bond
PCRB   Pollution Control Revenue Bond
RAN    Revenue Anticipation Note
RB     Revenue Bond
SFHRB  Single Family Housing Revenue Bond
STRIPS Separate Trading of Registered Interest and Principal of Securi-ties

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select International Bond Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                              Value

 CORPORATE BONDS & NOTES - 1.1%
             United States - 1.1%
     647,000 Household Fin. Corp.,
         EUR 5.13%, 6/24/2009
             (cost $623,022).....................................   $    637,374
                                                                    ------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 88.9%
             Australia - 2.3%
   1,600,000 New South Wales Treasury Corp.,
         AUD 12.00%, 12/1/2001...................................      1,275,585
                                                                    ------------
             Austria - 2.4%
   2,400,000 Oester Kontrollbank,
         DEM 5.75%, 9/12/2007....................................      1,331,315
                                                                    ------------
             Belgium - 4.5%
   2,680,000 Kingdom of Belgium,
         EUR 3.75%, 3/28/2009....................................      2,515,443
                                                                    ------------
             Denmark - 5.3%
             Kingdom of Denmark,
   5,800,000 5.00%, 8/15/2005....................................        825,087
         DKK
  13,500,000 7.00%, 11/15/2007...................................      2,115,423
         DKK                                                        ------------
                                                                       2,940,510
                                                                    ------------
             France - 3.2%
  10,600,000 Credit Local De France,
         FRF 5.38%, 1/13/2004....................................      1,772,171
                                                                    ------------
             Germany - 8.2%
   1,950,000 Bayer Hypo Vereinsbank,
         EUR 4.75%, 9/19/2007....................................      1,992,938
     100,000 Federal Republic of Germany,
         EUR 6.00%, 7/4/2007.....................................        112,289
             Kreditanstalt Fuer Wiederaufbau,
   1,300,000 5.25%, 1/4/2010.....................................      1,359,956
         EUR
   1,003,875 5.50%, 3/12/2007....................................      1,091,838
         EUR                                                        ------------
                                                                       4,557,021
                                                                    ------------
             Italy - 3.5%
   1,800,000 Republic of Italy,
         EUR 5.75%, 7/10/2007....................................      1,966,427
                                                                    ------------
             Japan - 21.6%
             Japan, Government of,
 976,000,000 1.40%, 6/22/2009....................................      8,781,075
         JPY
 260,000,000 1.50%, 1/20/2005....................................      2,497,210
         JPY
  75,000,000 2.60%, 3/20/2019....................................        713,245
         JPY                                                        ------------
                                                                      11,991,530
                                                                    ------------

 FOREIGN BONDS (NON U.S. DOLLARS) - continued
            Mexico - 0.4%
    125,000 United Mexican States,
        GBP 8.75%, 5/30/2002.....................................   $    204,398
                                                                    ------------
            Netherlands - 14.4%
  1,700,000 Bank Voor Ned Gemeenten,
        NLG 6.25%, 9/15/2000.....................................        841,358
  9,800,000 Depfa Fin. NV,
        FRF 6.38%, 11/18/2008....................................      1,680,807
  3,150,000 DSL Fin. NV,
        DEM 5.00%, 7/23/2004.....................................      1,738,252
  7,000,000 Helaba Fin. BV,
        SEK 3.88%, 3/3/2004......................................        788,045
            Netherlands, Government of,
    900,000 3.75%, 7/15/2009.....................................        849,622
        EUR
    748,737 6.50%, 4/15/2003.....................................        850,868
        EUR
  1,160,000 Siemens Financier,
        EUR 5.50%, 3/12/2007.....................................      1,243,722
                                                                    ------------
                                                                       7,992,674
                                                                    ------------
            Norway - 3.0%
 13,000,000 Eksportfinans AS,
        SEK 6.88%, 2/9/2004......................................      1,665,260
                                                                    ------------
            Slovakia - 0.6%
    550,000 Vodohospodarska Vystavba,
        DEM 8.00%, 7/9/2001......................................        306,717
                                                                    ------------
            Spain - 4.2%
            Kingdom of Spain,
    830,000 4.50%, 7/30/2004.....................................        875,687
        EUR
  1,380,000 5.15%, 7/30/2009.....................................      1,449,005
        EUR                                                         ------------
                                                                       2,324,692
                                                                    ------------
            Supernational - 2.4%
            Int'l. Bank of Reconstruction & Dev.,
    760,000 5.38%, 11/6/2003.....................................        370,330
        NZD
  1,860,000 7.25%, 5/27/2003.....................................        967,079
        NZD                                                         ------------
                                                                       1,337,409
                                                                    ------------
            Sweden - 5.9%
            Kingdom of Sweden,
 16,400,000 5.00%, 1/15/2004.....................................      1,976,265
        SEK
  3,100,000 5.00%, 1/28/2009.....................................        356,718
        SEK
    550,000 Swedish Export Credit Corp,
        GBP 7.63%, 12/27/2001....................................        917,189
                                                                    ------------
                                                                       3,250,172
                                                                    ------------

                                   EVERGREEN
                         Select International Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

 Principal
   Amount                                                               Value

 CORPORATE BONDS & NOTES - continued
            United Kingdom - 7.0%
 10,000,000 Diageo PLC,
        FRF 6.25%, 11/25/2002.....................................   $ 1,701,518
  1,175,000 Gallaher Group PLC,
        DEM 5.88%, 8/6/2008.......................................       608,595
    950,000 Halifax Bldg. PLC,
        GBP 8.38%, 12/15/1999.....................................     1,567,977
                                                                     -----------
                                                                       3,878,090
                                                                     -----------
            Total Foreign Bonds (Non U.S. Dollars)
             (cost $50,852,918)...................................    49,309,414
                                                                     -----------
 YANKEE OBLIGATIONS - 6.1%
            Cayman Island - 0.7%
 $  400,000 Hutchison Whampoa Fin.,
             6.95%, 8/1/2007......................................       379,190
                                                                     -----------
            Kazakhstan - 0.3%
    200,000 Republic of Kazakhstan,
             8.38%, 10/2/2002.....................................       181,200
                                                                     -----------
            Korea - 0.9%
    200,000 Export-Import Bank of Korea,
             7.13%, 9/20/2001.....................................       197,289
    300,000 SK Telecom Ltd.,
             7.75%, 4/29/2004.....................................       291,491
                                                                     -----------
                                                                         488,780
                                                                     -----------

 YANKEE OBLIGATIONS - continued
           Lithuania - 0.9%
 $ 525,000 Republic of Lithuania,
            7.13%, 7/22/2002......................................   $   490,087
                                                                     -----------
           Poland - 0.6%
   350,000 TPSA Finance BV,
            7.13%, 12/10/2003.....................................       344,940
                                                                     -----------
           United Kingdom - 2.7%
   500,000 Abbey Natl. PLC,
            6.69%, 10/17/2005.....................................       492,458
   500,000 British Telecom,
            7.00%, 5/23/2007......................................       505,228
   500,000 Rothmans Holdings,
            6.50%, 5/6/2003.......................................       480,680
                                                                     -----------
                                                                       1,478,366
                                                                     -----------
           Total Yankee Obligations
            (cost $3,442,807).....................................     3,362,563
                                                                     -----------
           Total Investments -
            (cost $54,918,747).............................    96.1%  53,309,351
           Other Assets and
            Liabilities - net..............................     3.9    2,187,368
                                                              -----  -----------
           Net Assets......................................   100.0% $55,496,719
                                                              =====  ===========

Summary of Abbreviations:
AUD  Australian Dollar
DEM  German Deutsche Mark
DKK  Danish Krone
EUR  Euro Dollar
FRF  French Franc
GBP  Pound Sterling
JPY  Japanese Yen
NLG  Dutch Guilder
NZD  New Zealand Dollar
SEK  Swedish Krone

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Limited Duration Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                              Value

 ASSET-BACKED SECURITIES - 18.6%
 $     4,774 Aames Mtge. Trust,
              Ser. 1996-B, Cl. A1B,
              7.275%, 5/15/2020...................................  $      4,766
     578,669 Advanta Mtge. Loan Trust,
              Ser. 1993-3, Cl. A1,
              4.90%, 1/25/2010....................................       571,653
   2,150,000 BankBoston Receivable
              Asset-Backed Trust,
              Ser. 1997-1, Cl. A7,
              6.48%, 7/15/2008....................................     2,150,183
             Case Equipment Receivable Trust:
     447,117 Ser. 1996-1, Cl. A4,
             6.28%, 6/15/2000.....................................       447,459
     363,637 Ser. 1996-B, Cl. A3,
             6.65%, 9/15/2003.....................................       364,486
     940,000 Ser. 1997-B, Cl. A4,
             6.41%, 9/15/2004.....................................       941,152
   1,000,000 Ser. 1998-A, Cl. A4,
             5.83%, 2/15/2005.....................................       992,885
   2,000,000 Ser. 1998-B, Cl. A3,
             5.81%, 5/15/2003.....................................     1,994,970
     850,000 Chase Credit Card Master Trust,
              Ser. 1997-2, Cl. A,
              6.30%, 4/15/2003....................................       852,223
     111,806 CIT Receivables Owner Trust,
              Ser. 1995-B, Cl. A,
              6.50%, 4/15/2011....................................       112,237
             Contimortgage Home Equity Loan Trust:
      80,787 Ser. 1996-4, Cl. A5,
             6.60%, 10/15/2011....................................        80,706
     530,000 Ser. 1997-2, Cl. A9,
             7.09%, 4/15/2028.....................................       528,418
   2,371,462 Ser. 1997-4, Cl. A3,
             6.26%, 7/15/2012.....................................     2,369,364
   3,000,000 Copelco Capital Funding Corp.,
              Ser. 1997-4, Cl. A3,
              6.47%, 4/20/2005....................................     3,008,895
   2,000,000 Daimler Benz Vehicle Owner Trust,
              Ser. 1998-A, Cl. A4,
              5.22%, 12/22/2003...................................     1,950,370
   2,500,000 Discover Card Master Trust,
              Ser. 1994-3, Cl. A,
              5.37%, 4/16/2002....................................     2,501,588
             EQCC Home Equity Loan Trust:
      13,797 Ser. 1996-2, Cl. A2,
             6.70%, 9/15/2008.....................................        13,813
     399,913 Ser. 1997-1, Cl. A3,
             6.84%, 9/15/2011.....................................       401,579
     133,988 Fifth Third Bank Auto Grantor Trust,
              Ser. 1996-A, Cl. A,
              6.20%, 12/15/2001...................................       134,134
   1,038,930 First Plus Home Loan Trust,
              Ser. 1997-3, Cl. A3,
              6.57%, 10/10/2010...................................     1,038,385
     485,284 First Security Auto Grantor Trust,
              Ser. 1997-A, Cl. A,
              6.30%, 8/15/2003....................................       485,689
   3,600,000 GE Capital Mtge. Svcs., Inc.,
              Ser. 1998-1, Cl. A4,
              6.44%, 10/25/2016...................................     3,585,402

 ASSET-BACKED SECURITIES - continued
 $ 1,412,379 Heller Equipment Asset Receivables Trust,
              6.39%, 5/25/2005...................................   $  1,414,349
     157,612 IMC Home Equity Loan Trust,
              Ser. 1997-2, Cl. A3,
              6.94%, 11/20/2011..................................        157,816
             MBNA Master Credit Card Trust:
     101,357 Ser. 1196-B, Cl. A3,
             6.33%, 4/21/2003....................................        101,576
  12,170,000 Ser. 1995-C, Cl. A,
             6.45%, 2/15/2008....................................     12,080,489
     760,000 Ser. 1996-J, Cl. A,
             5.14%, 2/15/2006....................................        759,244
   2,750,000 Ser. 1998-A, Cl. A,
             5.29%, 8/15/2005....................................      2,745,284
     336,877 Olympic Automobile
              Receivables Trust,
              Ser. 1995-D, Cl. B,
              6.10%, 4/15/2002...................................        337,212
             Premier Auto Trust:
     160,053 Ser. 1996-2, Cl. A4,
             6.58%, 10/6/2000....................................        160,293
   1,020,000 Ser. 1997-3, Cl. A5,
             6.34%, 1/6/2002.....................................      1,022,014
   2,280,000 Ser. 1998-2, Cl. A4,
             5.82%, 12/6/2002....................................      2,262,706
   1,000,000 Ser. 1998-3, Cl. A3,
             5.88%, 12/8/2001....................................        998,805
     138,676 Prudential Securities Fin.
              Asset Funding,
              Ser. 1993-8, Cl. A,
              5.78%, 11/15/2014..................................        136,235
     391,077 SLMA,
              Ser. 1997-1, Cl. A1,
              5.32%, 10/6/1999...................................        389,597
       1,350 The Money Store, Home Equity
              Loan Trust,
              Ser. 1993-B, Cl. A1,
              5.40%, 8/15/2005...................................          1,350
   4,670,000 Toyota Auto Lease Trust,
              Ser. 1997-A, Cl. A2,
              6.35%, 4/26/2004...................................      4,665,213
             Union Acceptance Corp.:
     198,999 Ser. 1995-D, Cl. B,
             6.03%, 1/7/2003.....................................        198,976
     474,362 Ser. 1996-A, Cl. A,
             5.40%, 4/7/2003.....................................        472,538
   2,476,908 Ser. 1996-D, Cl. A2,
             6.17%, 10/9/2002....................................      2,478,257
   2,551,791 Vanderbilt Mtge. & Fin. Inc.,
              Ser. 1997-B, Cl. 1A2,
              6.78%, 1/7/2008....................................      2,559,919
   1,000,000 WFS Finl. Owner Trust,
              Ser. 1998-A, Cl. A4,
              5.95%, 2/20/2003...................................        993,625
                                                                    ------------
             Total Asset-Backed Securities
              (cost $58,664,902).................................     58,465,855
                                                                    ------------

                                   EVERGREEN
                          Select Limited Duration Fund
                       Schedule of Investments(continued)
                               September 30, 1999

 Principal
   Amount                                                              Value

 CORPORATE BONDS & NOTES - 51.2%
            Aerospace & Defense - 1.5%
 $4,850,000 Raytheon Co., Notes,
             5.95%, 3/15/2001....................................   $  4,815,575
                                                                    ------------
            Automotive Equipment &
             Manufacturing - 0.3%
  1,000,000 Navistar Int'l. Corp.,
             Sr. Notes, Ser. B,
             7.00%, 2/1/2003.....................................        972,500
                                                                    ------------
            Banks - 3.8%
  1,000,000 Banc One Corp.,
             Sr. Notes, MTN,
             7.00%, 3/25/2002....................................      1,008,001
            MBNA Corp.:
  1,975,000 MTN,
            6.88%, 10/1/1999.....................................      1,975,000
  2,000,000 Sr. Notes, MTN,
            6.50%, 9/15/2000.....................................      1,993,786
            NationsBank Corp.,
             Sr. Notes:
    395,000 5.375%, 4/15/2000....................................        394,175
  4,510,000 5.75%, 3/15/2001.....................................      4,470,884
  2,000,000 Transamerica Fin. Corp.,
             Sr. Notes, MTN,
             5.56%, 10/22/1999...................................      2,000,786
                                                                    ------------
                                                                      11,842,632
                                                                    ------------
            Brokers - 10.0%
  4,530,000 Bear Stearns Co., Inc.,
             6.25%, 12/1/2000....................................      4,524,519
            Lehman Brothers Holdings, Inc.,
             MTN:
  2,000,000 6.125%, 2/1/2001.....................................      1,983,932
  1,000,000 6.33%, 8/1/2000......................................      1,000,561
    850,000 6.50%, 7/18/2000.....................................        851,798
            Merrill Lynch & Co., Inc.,
             Notes:
 10,000,000 5.73%, 2/26/2002.....................................      9,856,340
  6,000,000 6.00%, 1/15/2001.....................................      5,976,420
            Morgan Stanley Dean Witter,
             Sr. Notes:
  4,700,000 5.25%, 2/8/2001......................................      4,641,156
    750,000 5.89%, 3/20/2000.....................................        750,769
    750,000 Salomon, Inc.: Notes,
             6.50%, 3/1/2000.....................................        752,394
  1,000,000 Sr. Notes,
             7.30%, 5/15/2002....................................      1,019,912
                                                                    ------------
                                                                      31,357,801
                                                                    ------------
            Building, Construction &
             Furnishings - 2.2%
  2,000,000 Case Corp., Ser. B,
             6.25%, 12/1/2003....................................      1,947,936
  5,000,000 Cemex, SA, MTN,
             8.50%, 8/31/2000....................................      5,061,000
                                                                    ------------
                                                                       7,008,936
                                                                    ------------
            Consumer Products &
             Services - 0.3%
  1,000,000 Honeywell, Inc., Notes,
             6.75%, 3/15/2002....................................      1,005,346
                                                                    ------------

 CORPORATE BONDS & NOTES - continued
           Diversified Companies - 0.2%
 $ 625,000 Nabisco, Inc., Notes,
            6.00%, 2/15/2001....................................   $    619,105
                                                                   ------------
           Electronic Equipment &
            Services - 0.8%
 2,550,000 Analog Devices Inc.,
            6.625%, 3/1/2000....................................      2,554,840
                                                                   ------------
           Finance & Insurance - 11.1%
           Associates Corp. of North America,
            Sr. Notes:
 2,770,000 5.80%, 4/20/2004.....................................      2,663,352
 1,250,000 6.00%, 6/15/2000.....................................      1,250,066
 1,000,000 Caterpillar Finl. Svcs., MTN,
            6.75%, 6/15/2001....................................      1,007,744
   510,000 Chrysler Finl. Co. LLC, Notes,
            6.375%, 1/28/2000...................................        511,242
 5,430,000 CIT Group Holdings, Inc.,
            6.375%, 8/1/2002....................................      5,378,866
           Ford Motor Credit Co.,
            Notes:
 2,000,000 5.75%, 1/25/2001.....................................      1,984,270
 1,000,000 6.55%, 9/10/2002.....................................        996,244
   250,000 7.75%, 10/1/1999.....................................        250,000
 2,500,000 Freemont General Corp., Sr. Note, 7.70%, 3/17/2004...      2,462,593
           GMAC:
            MTN:
   700,000 5.10%, 12/9/1999.....................................        699,264
   500,000 5.95%, 4/20/2001.....................................        497,717
 2,000,000 Notes,
           5.625%, 2/15/2001....................................      1,984,124
 1,000,000 Ikon Capital, Inc., MTN,
            6.73%, 6/15/2001....................................        979,843
           Int'l. Lease Fin. Corp.,
            Notes:
   750,000 6.125%, 11/1/1999....................................        750,199
 1,500,000 7.00%, 5/15/2000.....................................      1,508,964
 3,500,000 McKesson Corp.,
            6.60%, 3/1/2000.....................................      3,510,892
           Mellon Finl. Co.,
            Sr. Notes:
 1,000,000 6.30%, 6/1/2000......................................      1,001,507
   255,000 7.625%, 11/15/1999...................................        255,530
 6,600,000 PHH Corp., MTN,
            5.49%, 3/1/2000.....................................      6,593,598
   500,000 Transamerica Fin. Corp., Sub. Notes, 6.75%,
            6/1/2000............................................        502,430
                                                                   ------------
                                                                     34,788,445
                                                                   ------------
           Food & Beverage Products - 1.7%
 1,000,000 Coca-Cola Enterprises, Inc., Notes, 6.375%,
            8/1/2001............................................      1,000,164
 3,000,000 Heinz HJ Co.,
            6.75%, 10/15/1999...................................      3,001,035
 1,500,000 Pepsico, Inc., MTN,
            6.375%, 12/31/1999..................................      1,500,543
                                                                   ------------
                                                                      5,501,742
                                                                   ------------
           Healthcare Products & Services - 0.8%
 2,500,000 Tenet Healthcare Corp., Sr. Notes, 8.625%,
            12/1/2003...........................................      2,482,340
                                                                   ------------

                                   EVERGREEN
                          Select Limited Duration Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Industrial Development/Pollution/Resource
              Recovery - 4.4%
             WMX Technologies, Inc.:
 $ 4,000,000 6.25%, 10/15/2000..................................   $  3,922,304
  10,000,000 7.125%, 6/15/2001..................................      9,802,820
                                                                   ------------
                                                                     13,725,124
                                                                   ------------
             Industrial Specialty Products & Services - 0.8%
   2,500,000 EOP Operating L.P.,
              6.50%, 1/15/2004..................................      2,408,015
                                                                   ------------
             Information Services & Technology - 3.3%
             Comdisco, Inc.:
   7,500,000 MTN,
             6.02%, 6/26/2000...................................      7,467,465
   2,790,000 Notes,
             6.50%, 6/15/2000...................................      2,789,018
                                                                   ------------
                                                                     10,256,483
                                                                   ------------
             Lease Rental Obligations - 0.6%
   2,000,000 Amerco, Sr. Notes,
              7.20%, 4/1/2002...................................      1,967,994
                                                                   ------------
             Oil/Energy - 0.2%
     590,000 Coastal Corp., Sr. Notes,
              8.125%, 9/15/2002.................................        608,632
                                                                   ------------
             Paper & Packaging - 0.3%
   1,000,000 Int'l. Paper Co., Notes,
              7.00%, 6/1/2001...................................      1,005,736
                                                                   ------------
             Real Estate - 1.1%
   3,500,000 Homeside Lending, Inc., MTN,
              6.875%, 5/15/2000.................................      3,517,923
                                                                   ------------
             Retailing & Wholesale - 1.8%
   5,605,000 Dayton Hudson Corp.,
              5.95%, 6/15/2000..................................      5,611,474
                                                                   ------------
             Telecommunication Services & Equipment - 3.9%
   4,720,000 AT&T Corp.,
              5.625%, 3/15/2004.................................      4,529,727
   3,750,000 Cox Communications, Inc., Notes, 6.375%,
              6/15/2000.........................................      3,760,313
     340,000 TCI Communications, Sr. Notes, 8.65%, 9/15/2004....        366,884
             Worldcom, Inc.,
              Sr. Notes:
   2,505,000 6.125%, 8/15/2001..................................      2,488,965
   1,000,000 6.25%, 8/15/2003...................................        983,029
                                                                   ------------
                                                                     12,128,918
                                                                   ------------
             Transportation - 2.0%
   2,500,000 Burlington Northern Santa Fe Corp., 7.00%,
              8/1/2002..........................................      2,527,775
   1,000,000 Continental Airlines, Inc., Sr. Notes,
             9.50%, 12/15/2001..................................      1,017,500
   2,800,000 U.S. West Capital Funding, Inc., 6.125%,
              7/15/2002.........................................      2,743,975
                                                                   ------------
                                                                      6,289,250
                                                                   ------------

 CORPORATE BONDS - continued
             U.S. Government Agencies - 0.1%
 $    90,000 FFCB,
              8.60%, 5/30/2006..................................   $     93,484
     100,000 Israel, U.S. Government Guaranteed Notes,
              5.75%, 3/15/2000..................................        100,106
                                                                   ------------
                                                                        193,590
                                                                   ------------
             Total Corporate Bonds & Notes
              (cost $161,574,178)...............................    160,662,401
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 3.1%
   7,500,000 Credit Suisse First Boston Mtge. Securities Corp.,
              6.58%, 10/15/2001.................................      7,386,000
   2,293,656 Deutsche Mtge. & Asset Receivable Corp.,
              6.22%, 9/15/2007..................................      2,217,609
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $9,644,080).................................      9,603,609
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 16.1%
             FHLB:
     200,000 4.218%, 8/27/2003..................................        184,487
  10,000,000 5.25%, 4/25/2002...................................      9,794,790
  15,000,000 5.875%, 8/15/2001..................................     14,951,730
             FHLMC:
   6,500,000 5.75%, 6/15/2001...................................      6,475,697
   2,765,586 6.00%, 1/1/2001 - 12/15/2009.......................      2,722,870
   9,266,123 6.50%, 7/1/2004 - 5/15/2013........................      9,164,928
     644,945 7.00%, 12/1/1999...................................        646,699
       1,939 9.00%, 5/1/2001....................................          1,991
             FNMA:
   1,888,428 5.50%, 1/1/2014....................................      1,781,675
   1,096,849 6.50%, 9/1/2005 - 8/1/2010.........................      1,088,448
     500,000 8.25%, 12/18/2000..................................        513,357
             GNMA:
     910,459 6.50%, 12/15/2008 - 10/15/2010.....................        898,609
      23,273 7.50%, 7/20/2002...................................         23,507
       4,600 8.00%, 8/15/2007...................................          4,767
      18,199 8.25%, 7/15/2002...................................         18,611
     300,742 8.50%, 6/20/2005 - 9/20/2005.......................        309,334
      11,343 8.75%, 8/15/2001 - 9/15/2001.......................         11,617
   1,128,542 9.00%, 10/20/2002 - 8/15/2022......................      1,185,001
      35,149 9.50%, 7/15/2002...................................         36,705
      14,404 9.75%, 5/15/2001 - 5/20/2005.......................         14,888
      30,594 10.00%, 10/15/2000 - 3/20/2004.....................         31,944
       2,098 10.25%, 2/15/2001..................................          2,180
     638,980 14.00%, 2/15/2012 - 6/15/2012......................        750,725
                                                                   ------------
             Total Mortgage-Backed Securities
              (cost $50,811,231)................................     50,614,560
                                                                   ------------

                                   EVERGREEN
                          Select Limited Duration Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - 0.7%
             Finance - 0.4%
 $ 1,000,000 Hanson Overseas B.V., Sr. Notes, 7.375%,
              1/15/2003.........................................   $  1,012,900
                                                                   ------------
             Metals & Mining - 0.3%
   1,000,000 WMC Fin. USA Ltd., Notes,
              6.50%, 11/15/2003.................................        972,851
                                                                   ------------
             Total Yankee Obligations
              (cost $2,051,783).................................      1,985,751
                                                                   ------------
 COMMERCIAL PAPER - 9.8%
             Oil/Energy - 0.7%
   2,100,000 Pennzoil Quaker,
              5.90%, 10/1/1999..................................      2,100,000
                                                                   ------------

 COMMERCIAL PAPER - continued
             Retailing & Wholesale - 6.7%
 $10,000,000 J.C. Penney Funding Corp.,
              6.32%, 1/10/2000...................................   $  9,822,689
  11,385,000 Rite Aid Corporation,
              5.70%, 10/4/1999...................................     11,379,592
                                                                    ------------
                                                                      21,202,281
                                                                    ------------
             Telecommunication Services & Equipment - 2.4%
   7,500,000 AT&T Capital Corp.,
              5.65%, 10/14/1999..................................      7,484,698
                                                                    ------------
             Total Commercial Paper
              (cost $30,786,979).................................     30,786,979
                                                                    ------------
             Total Investments -
              (cost $313,533,153).........................    99.5%  312,119,155
             Other Assets and
              Liabilities - net...........................     0.5     1,666,585
                                                             -----  ------------
             Net Assets - ................................   100.0% $313,785,740
                                                             =====  ============

Summary of Abbreviations:
FFCB  Federal Farm Credit Bank
FHLB  Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
GNMA  General National Mortgage Association
MTN   Medium Term Note
SLMA  Student Loan Marketing Association

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Total Return Bond Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS & NOTES - 26.0%
             Advertising & Related Services - 0.6%
 $   250,000 American Standard Inc.,
              7.375%, 2/1/2008..................................   $    227,500
     250,000 Holley Performance Prods Inc., Sr. Notes,
              12.25%, 9/15/2007 (a).............................        242,500
     500,000 Isle Capri Casinos Inc.,
              Sr. Notes (Subord.),
              8.75%, 4/15/2009..................................        458,750
                                                                   ------------
                                                                        928,750
                                                                   ------------
             Automotive Equipment & Manufacturing - 1.1%
     500,000 Eagle Picher Inds., Inc.,
              Sr. Notes (Subord.),
              9.375%, 3/1/2008..................................        440,000
     250,000 Federal Mogul Corp., Notes,
              7.50%, 1/15/2009..................................        225,559
     500,000 Hayes Wheels Intl., Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.125%, 7/15/2007.................................        468,750
     500,000 Mark IV Inds., Inc.,
              Sr. Notes (Subord.),
              7.50%, 9/1/2007...................................        458,750
                                                                   ------------
                                                                      1,593,059
                                                                   ------------
             Banks - 1.4%
   2,000,000 Keycorp, Notes (Subord.),
              8.00%, 7/1/2004...................................      2,067,870
                                                                   ------------
             Cable/Other Video Distribution - 0.3%
     300,000 Charter Communications Holdings, Sr. Notes,
              8.625%, 4/1/2009 (a)..............................        285,000
     250,000 Metromedia Fiber Network, Inc., Sr. Notes,
              10.00%, 11/15/2008................................        242,500
                                                                   ------------
                                                                        527,500
                                                                   ------------
             Chemical & Agricultural Products - 1.0%
     500,000 Huntsman ICI Chemicals, Inc., Sr. Notes (Subord.),
              10.125%, 7/1/2009 (a).............................        491,250
     500,000 Polymer Group, Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.00%, 7/1/2007...................................        473,750
     500,000 Scotts Co.,
              Sr. Notes (Subord.),
              8.625%, 1/15/2009 (a).............................        477,500
                                                                   ------------
                                                                      1,442,500
                                                                   ------------
             Diversified Companies - 0.7%
     500,000 Bulong Operation Property Ltd., Sr. Notes,
              12.50%, 12/15/2008................................        507,500
     500,000 Lyondell Chemical Co.,
              Sr. Notes (Subord. & Exchangeable),
              10.875%, 5/1/2009.................................        505,000
                                                                   ------------
                                                                      1,012,500
                                                                   ------------
             Electrical Equipment & Services - 1.3%
   2,000,000 Sony Corp., Notes,
              6.125%, 3/4/2003..................................      1,978,738
                                                                   ------------

 CORPORATE BOND & NOTES - continued
           Energy - 0.8%
 $ 500,000 AES Corp.,
            Sr. Notes (Subord. & Exchangeable),
            8.50%, 11/1/2007.....................................   $    458,750
   500,000 Triton Energy Ltd.,
            Sr. Notes,
            8.75%, 4/15/2002.....................................        491,250
   250,000 Western Gas Resources, Inc.,
            Sr. Notes (Subord.),
            10.00%, 6/15/2009 (a)................................        256,875
                                                                    ------------
                                                                       1,206,875
                                                                    ------------
           Environmental Services - 0.1%
   250,000 Allied Waste North America, Inc., Sr. Notes,
            7.625%, 1/1/2006.....................................        225,313
                                                                    ------------
           Finance & Insurance - 1.7%
   465,000 Household Fin. Corp.,
            5.125%, 6/24/2009....................................        458,082
 2,000,000 Lincoln Natl. Corp., Note,
            7.00%, 3/15/2018.....................................      1,906,356
   250,000 Standard Pacific Corp. New,
            Sr. Notes (Subord.),
            8.50%, 4/1/2009......................................        233,750
                                                                    ------------
                                                                       2,598,188
                                                                    ------------
           Food & Beverage Products - 0.5%
   250,000 Aurora Foods, Inc.,
            Sr. Notes (Subord.),
            9.875%, 2/15/2007....................................        251,875
   500,000 Chiquita Brands Intl., Inc.,
            Sr. Notes,
            9.625%, 1/15/2004....................................        487,500
                                                                    ------------
                                                                         739,375
                                                                    ------------
           Gaming - 0.8%
   250,000 Boyd Gaming Corp.,
            Sr. Notes (Subord.),
            9.50%, 7/15/2007.....................................        242,500
   500,000 Mohegan Tribal Gaming Auth.,
            Sr. Notes (Subord.),
            8.75%, 1/1/2009......................................        490,000
   500,000 Station Casinos, Inc.,
            Sr. Notes (Subord.),
            9.75%, 4/15/2007.....................................        506,875
                                                                    ------------
                                                                       1,239,375
                                                                    ------------
           Household Products & Services - 0.2%
   250,000 Playtex Family Prods. Corp.,
            Sr. Notes (Subord.),
            9.00%, 12/15/2003....................................        249,375
                                                                    ------------
           Iron & Steel - 0.6%
   500,000 Alaska Steel Corp., Sr. Notes,
            7.875%, 2/15/2009....................................        460,000
   250,000 Natl. Steel Corp., Mtge. Ser. D,
            9.875%, 3/1/2009.....................................        247,500
   250,000 WHX Corp., Sr. Notes,
            10.50%, 4/15/2005....................................        234,375
                                                                    ------------
                                                                         941,875
                                                                    ------------

                                   EVERGREEN
                         Select Total Return Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

 Principal
   Amount                                                             Value

 CORPORATE BOND & NOTES - continued
            Lease Rental Obligations - 0.8%
 $  500,000 Budget Group, Inc.,
             Sr. Notes,
             9.125%, 4/1/2006...................................   $    448,750
    500,000 Nationsrent, Inc.,
             Sr. Notes (Subord.),
             10.375%, 12/15/2008................................        492,500
    250,000 United Rentals, Inc.,
             Sr. Notes,
             9.25%, 1/15/2009...................................        240,625
                                                                   ------------
                                                                      1,181,875
                                                                   ------------
            Leisure & Tourism - 0.5%
    500,000 Carmike Cinemas Inc.,
             Sr. Notes (Subord.),
             9.375%, 2/1/2009...................................        465,000
    250,000 Hollywood Park, Inc.,
             Sr. Notes, Ser. B,
             9.25%, 2/15/2007...................................        242,500
                                                                   ------------
                                                                        707,500
                                                                   ------------
            Oil/Energy - 0.6%
    500,000 Calpine Corp.,
             Sr. Notes,
             7.625%, 4/15/2006..................................        476,250
    250,000 Cross Timbers Oil Co.,
             Sr. Notes (Subord.),
             8.75%, 11/1/2009...................................        241,875
    250,000 Ocean Energy Inc.,
             Sr. Notes (Subord.),
             8.375%, 7/1/2008...................................        242,500
                                                                   ------------
                                                                        960,625
                                                                   ------------
            Paper & Packaging - 1.3%
  2,000,000 UPM-Kymmene Corp.,
             6.875%, 11/26/2007 (a).............................      1,904,412
                                                                   ------------
            Printing, Publishing, Broadcasting & Entertainment -
              2.8%
    250,000 Ackerley Group, Inc.,
             Sr. Notes (Subord.),
             9.00%, 1/15/2009...................................        238,750
    500,000 Big Flower Press Holdings, Inc.,
             Sr. Notes (Subord.),
             8.625%, 12/1/2008..................................        487,500
    500,000 Cinemark USA, Inc.,
             Sr. Notes (Subord.),
             9.625%, 8/1/2008...................................        430,000
    250,000 Hollinger Intl.,
             Sr. Notes (Subord.),
             9.25%, 2/1/2006....................................        249,375
    400,000 K III Communications Corp.,
             Sr. Notes,
             8.50%, 2/1/2006....................................        388,000
    250,000 Sinclair Broadcast Group, Inc.,
             Sr. Notes (Subord.),
             10.00%, 9/30/2005..................................        248,750
    250,000 TV Guide Inc.,
             Sr. Notes (Subord.),
             8.125%, 3/1/2009...................................        236,875
  1,820,000 Viacom, Inc.,
             Sr. Notes,
             7.75%, 6/1/2005....................................      1,854,787
                                                                   ------------
                                                                      4,134,037
                                                                   ------------

 CORPORATE BOND & NOTES - continued
            Real Estate - 0.8%
 $  250,000 Crown Castle Intl. Corp.,
             Sr. Notes,
             9.00%, 5/15/2011....................................   $    235,625
    500,000 HMH Property, Inc.,
             Sr. Notes,
             7.875%, 8/1/2008....................................        446,250
    500,000 MDC Holdings, Inc.,
             Sr. Notes,
             8.375%, 2/1/2008....................................        452,500
                                                                    ------------
                                                                       1,134,375
                                                                    ------------
            Retailing & Wholesale - 3.1%
    250,000 Ames Dept. Stores Inc.,
             Sr. Notes,
             10.00%, 4/15/2006...................................        242,500
  2,000,000 Kroger Co.,
             Sr. Notes,
             6.375%, 3/1/2008....................................      1,853,636
    250,000 Michaels Stores Inc.,
             Sr. Notes,
             10.875%, 6/15/2006..................................        263,750
  2,000,000 Sears Roebuck & Co.,
             9.375%, 11/1/2011...................................      2,305,854
                                                                    ------------
                                                                       4,665,740
                                                                    ------------
            Telecommunication Services & Equipment - 3.1%
    250,000 Adelphia Communications Corp.,
             Sr. Notes,
             9.875%, 3/1/2007....................................        255,000
    250,000 Bresnan Communications Group,
             Sr. Notes,
             8.00%, 2/1/2009.....................................        245,625
    250,000 Comcast Corp.,
             9.50%, 1/15/2008....................................        260,313
    250,000 Echostar DBS Corp.,
             Sr. Notes,
             9.375%, 2/1/2009....................................        248,750
    250,000 Global Crossings Holdings Ltd.,
             Sr. Notes,
             9.625%, 5/15/2008...................................        258,750
    500,000 Intermedia Communications, Inc.,
             Sr. Notes (Disc.),
             Ser. B (Eff. Yield 9.79%),
             0.00%, 7/15/2007 (c)................................        332,500
    500,000 Jordan Telecommunication Products, Inc.,
             Sr. Notes,
             9.875%, 8/1/2007....................................        480,000
  1,500,000 MCI Worldcom, Inc.,
             Sr. Notes,
             7.75%, 4/1/2007.....................................      1,559,890
    500,000 McLeod USA, Inc.,
             Sr. Notes (Disc.) (Eff. Yield 9.12%),
             0.00%, 3/1/2007 (c).................................        396,250
    250,000 Nextel Communications Inc.,
             9.75%, 8/15/2004....................................        253,438
    500,000 Price Communications Wireless, Inc.,
             Sr. Notes (Secd.),
             9.125%, 12/15/2006 (a)..............................        511,250
                                                                    ------------
                                                                       4,801,766
                                                                    ------------

                                   EVERGREEN
                         Select Total Return Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 CORPORATE BOND & NOTES - continued
             Textile & Apparel - 0.3%
 $   500,000 Westpoint Stevens, Inc.,
              Sr. Notes,
              7.875%, 6/15/2005..................................   $    468,750
                                                                    ------------
             Transportation - 1.6%
     500,000 Sea Containers Ltd.,
              Sr. Notes,
              7.875%, 2/15/2008..................................        445,000
   1,812,885 Southwest Airlines Co., Ser. A3,
              8.70%, 7/1/2011....................................      1,954,716
                                                                    ------------
                                                                       2,399,716
                                                                    ------------
             Total Corporate Bonds & Notes
              (cost $41,010,783).................................     39,110,089
                                                                    ------------
 FOREIGN BONDS - (NON-US DOLLARS) - 16.2%
             Banks - 2.1%
     600,000 Bayerische Hypo Vereinsbank,
         EUR 4.75%, 9/19/2007....................................        615,066
     500,000 HSBC Holdings PLC,
         EUR 5.50%, 7/15/2009....................................        507,525
     985,000 IBRD World Bank,
         NZD 7.25%, 5/27/2003....................................        512,136
             Kreditanstalt Fuer Wiederaufbau:
     530,000 5.25%, 1/4/2010.....................................        553,630
         EUR
     383,468 5.50%, 3/12/2007....................................        417,069
         EUR
   1,075,000 Oester Kontrollbank,
         DEM 5.75%, 9/12/2007....................................        596,318
                                                                    ------------
                                                                       3,201,744
                                                                    ------------
             Finance - 1.1%
   1,000,000 DSL Fin. NV,
         DEM 5.00%, 7/23/2004....................................        551,826
   2,500,000 Eksportfinans AS,
         SEK 6.875%, 2/9/2004....................................        320,243
     540,000 Siemens Financier,
         EUR 5.50%, 3/12/2007....................................        578,974
      60,000 Swedish Export Credit Corp.,
         GBP 7.625%, 12/27/2001..................................        100,057
                                                                    ------------
                                                                       1,551,100
                                                                    ------------
             Food & Beverage Products - 0.2%
   2,000,000 Sara Lee Corp.,
         FRF  Notes,
             4.625%, 3/12/2002...................................        329,401
                                                                    ------------
             Utilities - Water - 0.1%
     180,000 Vodohospodarska Vystavba,
         DEM 8.00%, 7/9/2001.....................................        100,380
                                                                    ------------
             Government - 12.7%
   1,140,000 Federal Republic of Germany,
         EUR 6.00%, 7/4/2007.....................................      1,280,096
             France, Government of:
     640,000 4.50%, 7/12/2002....................................        688,890
         EUR
     914,694 5.25%, 4/25/2008....................................        977,858
         EUR
             Japan, Government of:
 285,000,000 1.40%, 6/22/2009....................................      2,564,146
         JPY

 FOREIGN BONDS - (NON-US DOLLARS) - continued
             Government - continued
 320,000,000 1.50%, 1/20/2005....................................   $  3,073,490
         JPY
 120,000,000 2.60%, 3/20/2019....................................      1,141,191
         JPY
   3,800,000 Kingdom of Belgium,
         EUR 3.75%, 3/28/2009....................................      3,566,672
             Kingdom of Denmark:
   2,100,000 5.00%, 8/15/2005....................................        298,738
         DKK
   4,300,000 7.00%, 11/15/2007...................................        673,802
         DKK
             Kingdom of Spain:
     280,000 4.50%, 7/30/2004....................................        295,412
         EUR
   2,000,000 5.15%, 7/30/2009....................................      2,100,008
         EUR
  12,200,000 Kingdom of Sweden:
         SEK 5.00%, 1/15/2004....................................      1,470,148
   4,900,000 5.00%, 1/28/2009....................................        563,844
         SEK
      70,000 Mexican U.S.,
         GBP 8.75%, 5/30/2002....................................        114,462
     417,477 Netherlands, Government of,
         EUR 6.50%, 4/15/2003....................................        475,655
                                                                    ------------
                                                                      19,284,412
                                                                    ------------
             Total Foreign Bonds - (Non-US Dollars)
              (cost $24,614,062).................................     24,467,037
                                                                    ------------
 MORTGAGE-BACKED SECURITIES - 18.8%
             FHLMC:
 $ 4,402,584 6.00%, 2/1/2029.....................................      4,112,233
   4,392,342 6.50%, 3/1/2029.....................................      4,220,514
   4,774,849 7.00%, 6/1/2027 - 5/1/2028..........................      4,705,470
   7,415,041 7.50%, 10/1/2011 - 7/1/2028.........................      7,484,613
   2,228,954 8.00%, 4/1/2027 - 5/1/2027..........................      2,284,789
   1,485,597 8.50%, 1/1/2028.....................................      1,541,738
             GNMA:
   1,487,874 6.00%, 5/15/2028....................................      1,382,295
   2,699,486 6.50%, 5/15/2028....................................      2,583,624
                                                                    ------------
             Total Mortgage-Backed Securities
              (cost $29,203,593).................................     28,315,276
                                                                    ------------
 U.S. AGENCY OBLIGATIONS - 0.5%
     425,000 FHLB,
              6.875%, 6/7/2002
              (cost $716,792)....................................        700,633
                                                                    ------------
 U.S. TREASURY OBLIGATIONS - 31.5%
             U.S. Treasury Bonds:
   5,710,000 6.125%, 8/15/2029...................................      5,763,531
   5,000,000 7.625%, 2/15/2007...................................      5,195,315
   3,590,000 7.875%, 2/15/2021...................................      4,177,862
   3,800,000 8.125%, 5/15/2021...................................      4,533,875
   2,475,000 9.00%, 11/15/2018...................................      3,157,947
   6,500,000 10.375%, 11/15/2012.................................      8,157,500
             U.S. Treasury Notes:
   3,000,000 5.50%, 2/28/2003....................................      2,973,750
   4,240,000 5.625%, 11/30/2000..................................      4,247,950

                                   EVERGREEN
                         Select Total Return Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

 Principal
   Amount                                                             Value

 U.S. TREASURY OBLIGATIONS - continued
 $6,250,000 6.625%, 3/31/2002...................................   $  6,382,812
  2,850,000 7.50%, 11/15/2001...................................      2,954,205
                                                                   ------------
            Total U.S. Treasury Obligations
             (cost $49,136,195).................................     47,544,747
                                                                   ------------
 YANKEE OBLIGATIONS - 3.9%
            Building Products - 1.8%
  2,540,000 Hanson PLC,
             7.375%, 1/15/2003..................................      2,572,766
                                                                   ------------
            Finance & Insurance - 0.4%
    100,000 Hutchison Whampoa Fin., C.I. Ltd., Notes, Ser. A
             6.95%, 8/1/2007 (a)................................         95,357
    500,000 ICI Fin. Nederlands,
             6.75%, 8/7/2002....................................        494,652
                                                                   ------------
                                                                        590,009
                                                                   ------------
            Food & Beverage Products - 0.3%
    400,000 Diageo PLC,
             6.625%, 6/24/2004..................................        398,880
                                                                   ------------
            Oil/Energy - 0.3%
    500,000 Gulf Canada Resources Ltd.,
             Sr. Notes,
             8.35%, 8/1/2006....................................        488,750
                                                                   ------------
            Paper & Packaging - 0.3%
    500,000 Norampac, Inc.,
             Sr. Notes,
             9.50%, 2/1/2008....................................        507,500
                                                                   ------------
            Printing, Publishing, Broadcasting & Entertainment -
              0.5%
    500,000 Imax Corp.,
             Sr. Notes,
             7.875%, 12/1/2005..................................        465,000
    500,000 Radio E Televisao Bandeirantes,
             Notes,
             12.875%, 5/15/2006 (a).............................        225,000
                                                                   ------------
                                                                        690,000
                                                                   ------------

 Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - continued
            Telecommunication Services & Equipment - 0.2%
 $  200,000 SK Telecom Ltd.,
             7.75%, 4/29/2004...................................   $    194,328
    100,000 TPSA Fin. BV,
             7.125%, 12/10/2003 (a).............................         98,554
                                                                   ------------
                                                                        292,882
                                                                   ------------
            Government - 0.1%
    100,000 Republic of Kazakhstan,
             8.375%, 10/2/2002..................................         90,600
    100,000 Republic of Lithuania,
             7.125%, 7/22/2002..................................         93,350
                                                                   ------------
                                                                        183,950
                                                                   ------------
            Total Yankee Obligations
             (cost $6,679,547)..................................      5,724,737
                                                                   ------------
 REPURCHASE AGREEMENT - 2.0%
  3,067,105 Societe Generale Repurchase Agreement 5.30%, dated
             9/30/1999,
             due 10/1/1999 cost $3,067,105
             maturity value $3,067,557 (b)......................      3,067,105
                                                                   ------------

          Total Investments -
           (cost $154,428,077)............................    98.9%  148,929,624
          Other Assets and
           Liabilities - net..............................     1.1     1,723,895
                                                             -----  ------------
          Net Assets -....................................   100.0% $150,653,519
                                                             =====  ============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $10,000 U.S. Treasury Notes 6.25%, due 2/15/03; value including accrued interest - $9,983 and U.S. Treasury STRIPS, 3.625%, due 01/15/2003 with a value, including accrued in-terest - $3,060,537.
(c) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.

Summary of Abbreviations:
DEM  Deutsche Mark
DKK  Danish Krone
EUR  Euro Dollar
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FRF  French Franc
GBP  Pound Sterling
GNMA General National Mortgage Association
JPY  Japanese Yen
NZD  New Zealand Dollar
SEK  Swedish Krone
STRIPS Separate Trading of Registered Interest and Principal of Securi-ties

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Assets and Liabilities
                               September 30, 1999

                          Adjustable Rate                 Fixed Income   Income Plus
                               Fund       Core Bond Fund      Fund           Fund
 --------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............    $56,432,202   $1,087,612,013  $807,272,107  $1,754,248,853
 Net unrealized losses
  on securities.........       (306,319)      (5,293,115)   (6,377,821)    (17,196,958)
 --------------------------------------------------------------------------------------
 Market value of
  securities............     56,125,883    1,082,318,898   800,894,286   1,737,051,895
 Cash...................            358              580             0               0
 Foreign currency, at
  value (cost $0, $0, $0
  and $0,
  respectively).........              0                0             0               0
 Receivable for
  securities sold.......        249,354       31,208,066             0      62,964,200
 Receivable for Fund
  shares sold...........              0                0         1,525               0
 Interest and dividend
  receivable............        425,562        9,844,831     7,833,514      26,005,937
 Receivable for closed
  forward foreign
  currency exchange
  contracts.............              0                0             0               0
 Prepaid expenses and
  other assets..........              0           42,295        18,105         146,033
 --------------------------------------------------------------------------------------
 Total assets...........     56,801,157    1,123,414,670   808,747,430   1,826,168,065
 --------------------------------------------------------------------------------------
Liabilities
 Distributions payable..        271,903        5,343,134     3,083,031       9,276,837
 Payable for securities
  purchased.............              0       69,113,354    50,422,438      10,980,450
 Payable for Fund shares
  redeemed..............        272,823                0             0             800
 Payable for securities
  on loan...............              0                0   151,905,405               0
 Due to custodian bank..              0                0       534,282               0
 Deferred mortgage
  dollar roll income....              0                0        26,691               0
 Advisory fee payable...         14,005          256,840       198,051         596,596
 Distribution Plan
  expenses payable......          2,141              754         1,916           2,302
 Due to other related
  parties...............              0           23,615        10,190          33,539
 Accrued expenses and
  other liabilities.....          7,854          152,344        47,984         197,632
 --------------------------------------------------------------------------------------
 Total liabilities......        568,726       74,890,041   206,229,988      21,088,156
 --------------------------------------------------------------------------------------
Net assets..............    $56,232,431   $1,048,524,629  $602,517,442  $1,805,079,909
 --------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........    $57,364,260   $1,071,849,415  $609,330,063  $1,833,309,601
 Undistributed
  (overdistributed) net
  investment income.....            924         (225,304)     (631,290)       (509,450)
 Accumulated net
  realized gains or
  losses on securities
  and foreign currency
  related transactions..       (826,434)     (17,806,367)      196,490     (10,523,284)
 Net unrealized losses
  on securities and
  foreign currency
  related transactions..       (306,319)      (5,293,115)   (6,377,821)    (17,196,958)
 --------------------------------------------------------------------------------------
Total net assets........    $56,232,431   $1,048,524,629  $602,517,442  $1,805,079,909
 --------------------------------------------------------------------------------------
Net assets consists of
 Class I................    $36,032,963   $1,042,780,552  $590,927,188  $1,794,208,965
 Class IS...............     20,199,468        5,744,077    11,590,254      10,870,944
 --------------------------------------------------------------------------------------
Total net assets........    $56,232,431   $1,048,524,629  $602,517,442  $1,805,079,909
 --------------------------------------------------------------------------------------
Shares outstanding
 Class I................      3,768,749      103,482,282   101,554,906     331,483,317
 Class IS...............      2,112,716          570,018     1,991,825       2,008,467
 --------------------------------------------------------------------------------------
Net asset value per
 share
 Class I................    $      9.56   $        10.08  $       5.82  $         5.41
 --------------------------------------------------------------------------------------
 Class IS...............    $      9.56   $        10.08  $       5.82  $         5.41
 --------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Assets and Liabilities
                               September 30, 1999

                          Intermediate  International   Limited     Total Return
                              Bond          Bond        Duration        Bond
                              Fund          Fund          Fund          Fund
 --------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $716,814,315   $54,918,747  $313,533,153  $154,428,077
 Net unrealized losses
  on securities.........    (7,254,468)   (1,609,396)   (1,413,998)   (5,498,453)
 --------------------------------------------------------------------------------
 Market value of
  securities............   709,559,847    53,309,351   312,119,155   148,929,624
 Cash...................           987       588,294           128             0
 Foreign currency, at
  value (cost $0,
  290,866, $0 and 0,
  respectively).........             0       293,443             0             0
 Receivable for
  securities sold.......             0             0        10,575       254,444
 Receivable for Fund
  shares sold...........             0             0             0             0
 Interest and dividend
  receivable............    11,514,638     1,168,798     3,335,973     2,290,914
 Receivable for closed
  forward foreign
  currency exchange
  contracts.............             0       161,150             0        45,321
 Prepaid expenses and
  other assets..........        18,723         4,141         5,297         5,627
 --------------------------------------------------------------------------------
 Total assets...........   721,094,195    55,525,177   315,471,128   151,525,930
 --------------------------------------------------------------------------------
Liabilities
 Distributions payable..     2,864,065             0     1,528,957       783,714
 Payable for securities
  purchased.............     7,495,586             0             0             0
 Payable for Fund shares
  redeemed..............             0             0             0             0
 Payable for Securities
  on Loan...............             0             0             0             0
 Due to custodian bank..             0             0             0           519
 Deferred Mortgage
  Dollar Roll income....             0             0             0             0
 Advisory fee payable...       295,048        17,406        49,776        46,989
 Distribution Plan
  expenses payable......         1,318            23           313           650
 Due to other related
  parties...............        14,051         5,319         6,177         1,920
 Accrued expenses and
  other liabilities.....        88,030         5,710       100,165        38,619
 --------------------------------------------------------------------------------
 Total liabilities......    10,758,098        28,458     1,685,388       872,411
 --------------------------------------------------------------------------------
Net assets..............  $710,336,097   $55,496,719  $313,785,740  $150,653,519
 --------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $721,029,475   $56,884,028  $315,294,910  $161,675,467
 Undistributed
  (overdistributed) net
  investment income.....        12,256       324,141         5,793       (30,350)
 Accumulated net
  realized losses on
  securities and foreign
  currency related
  transactions..........    (3,451,166)     (110,507)     (100,965)   (5,495,840)
 Net unrealized losses
  on securities and
  foreign currency
  related transactions..    (7,254,468)   (1,600,943)   (1,413,998)   (5,495,758)
 --------------------------------------------------------------------------------
Total net assets........  $710,336,097   $55,496,719  $313,785,740  $150,653,519
 --------------------------------------------------------------------------------
Net assets consists of
 Class I................  $704,473,534   $55,258,280  $312,156,908  $144,319,976
 Class IS...............     5,862,563       238,439     1,628,832     6,333,543
 --------------------------------------------------------------------------------
Total net assets........  $710,336,097   $55,496,719  $313,785,740  $150,653,519
 --------------------------------------------------------------------------------
Shares outstanding
 Class I................    11,487,435     5,807,719    30,566,099     1,559,047
 Class IS...............        95,597        25,094       159,494        68,419
 --------------------------------------------------------------------------------
Net asset value per
 share
 Class I................  $      61.33   $      9.51  $      10.21  $      92.57
 --------------------------------------------------------------------------------
 Class IS...............  $      61.33   $      9.50  $      10.21  $      92.57
 --------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                            Statements of Operations
                         Year Ended September 30, 1999

                          Adjustable Rate  Core Bond    Fixed Income   Income Plus
                               Fund         Fund (a)        Fund          Fund
 -----------------------------------------------------------------------------------
Investment income
 Dividend...............    $        0    $    423,866  $          0  $      35,000
 Interest...............     2,332,541      20,065,534    39,376,081     93,308,730
 -----------------------------------------------------------------------------------
Total investment
 income.................     2,332,541      20,489,400    39,376,081     93,343,730
 -----------------------------------------------------------------------------------
Expenses
 Advisory fee...........       109,172       1,341,265     3,103,125      7,268,470
 Distribution Plan
  expenses..............        33,833           4,191        29,172         22,267
 Transfer agent fee.....         2,867          13,353        33,225         39,458
 Administrative services
  fees..................         4,875          82,328       154,082        359,786
 Trustees' fees and
  expenses..............           212           5,471        17,102         36,832
 Custodian fee..........         8,134         122,541       237,554        505,235
 Registration and filing
  fees..................        20,626          25,016        25,446         91,167
 Printing and postage
  expenses..............         6,279          12,085        20,066         43,884
 Professional fees......        20,051          41,420        28,716         32,340
 Other..................         2,349          48,724        21,069         27,459
 -----------------------------------------------------------------------------------
 Total expenses.........       208,398       1,696,394     3,669,557      8,426,898
 Less: Fee credits......          (419)        (38,585)      (31,897)       (75,249)
   Fee waivers..........       (64,702)       (318,098)     (620,625)    (1,453,694)
 -----------------------------------------------------------------------------------
 Net expenses...........       143,277       1,339,711     3,017,035      6,897,955
 -----------------------------------------------------------------------------------
 Net investment income..     2,189,264      19,149,689    36,359,046     86,445,775
 -----------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions
 Net realized gains or
  losses on:
 Securities.............      (206,625)    (17,915,146)    1,416,510     (9,539,387)
 Foreign currency
  related transactions..             0               0             0              0
 -----------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..      (206,625)    (17,915,146)    1,416,510     (9,539,387)
 -----------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..      (203,833)     10,559,806   (33,036,101)   (95,323,463)
 -----------------------------------------------------------------------------------
 Net realized and
  unrealized losses on
  securities and foreign
  currency related
  transactions..........      (410,458)     (7,355,340)  (31,619,591)  (104,862,850)
 -----------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    $1,778,806    $ 11,794,349  $  4,739,455  $ (18,417,075)
 -----------------------------------------------------------------------------------

(a) For the six months ended September 30, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                            Statements of Operations
                         Year Ended September 30, 1999

                          Intermediate  International   Limited    Total Return
                              Bond          Bond       Duration        Bond
                              Fund          Fund         Fund          Fund
 -------------------------------------------------------------------------------
Investment income
 Dividend...............             0             0            0             0
 Interest...............  $ 37,852,704   $ 2,309,334  $ 8,534,531  $ 10,236,516
 -------------------------------------------------------------------------------
Total investment
 income.................    37,852,704     2,309,334    8,534,531    10,236,516
 -------------------------------------------------------------------------------
Expenses
 Advisory fee...........     4,398,704       287,115      416,391       580,306
 Distribution Plan
  expenses..............        13,511           402        1,943        15,342
 Transfer agent fee.....         9,919         1,414       52,676           728
 Administrative services
  fees..................       182,850        11,917       33,285        35,924
 Trustees' fees and
  expenses..............        15,731           958        2,905         2,814
 Custodian fee..........       236,416        53,938       49,586        46,676
 Registration and filing
  fees..................        44,255        57,827       75,375        66,433
 Printing and postage
  expenses..............        22,340           893        5,009         2,267
 Professional fees......        24,983        36,748       25,087        24,325
 Other..................         7,115         3,280       37,062        12,212
 -------------------------------------------------------------------------------
 Total expenses.........     4,955,824       454,492      699,319       787,027
 Less: Fee credits......       (42,834)      (20,999)      (7,417)       (7,694)
 Fee waivers............      (733,117)     (122,058)    (274,975)      (53,477)
 -------------------------------------------------------------------------------
 Net expenses...........     4,179,873       311,435      416,927       725,856
 -------------------------------------------------------------------------------
 Net investment income..    33,672,831     1,997,899    8,117,604     9,510,660
 -------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions
 Net realized gains or
  losses on:
 Securities.............    (3,177,212)    2,561,983      (98,199)   (4,139,220)
 Foreign currency
  related transactions..             0       567,365            0       346,065
 -------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..    (3,177,212)    3,129,348      (98,199)   (3,793,155)
 -------------------------------------------------------------------------------
 Net change in
  unrealized losses on
  securities and foreign
  currency related
  transactions..........   (52,389,950)   (3,192,115)  (2,114,578)   (6,893,620)
 -------------------------------------------------------------------------------
 Net realized and
  unrealized losses on
  securities and foreign
  currency related
  transactions..........   (55,567,162)      (62,767)  (2,212,777)  (10,686,775)
 -------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............  $(21,894,331)  $ 1,935,132  $ 5,904,827  $ (1,176,115)
 -------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                            Statement of Operations
                           Year Ended March 31, 1999

                                                                       Core
                                                                   Bond Fund (a)
 -------------------------------------------------------------------------------
Investment income
 Interest........................................................   $ 6,473,084
 Dividend........................................................       483,139
 -------------------------------------------------------------------------------
Total investment income..........................................     6,956,223
 -------------------------------------------------------------------------------
Expenses
 Advisory fee....................................................       418,525
 Distribution Plan expenses......................................         4,201
 Administrative services fees....................................        98,726
 Trustees' fees and expenses.....................................         8,220
 Custodian fee...................................................        18,459
 Registration and filing fees....................................         6,234
 Postage and Supplies............................................         3,799
 Printing and postage expenses...................................         7,441
 Professional fees...............................................        15,245
 Pricing Costs...................................................        15,146
 Insurance Expense...............................................         3,269
 Other...........................................................         4,317
 -------------------------------------------------------------------------------
 Total expenses..................................................       603,582
 Less: Fee credits...............................................       (18,717)
   Fee waived ...................................................       (23,693)
 -------------------------------------------------------------------------------
 Net expenses....................................................       561,172
 -------------------------------------------------------------------------------
 Net investment income...........................................     6,395,051
 -------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
 Securities......................................................     1,960,347
 Net change in unrealized gains and losses on securities.........    (1,449,745)
 -------------------------------------------------------------------------------
 Net realized and unrealized gains on securities.................       510,602
 -------------------------------------------------------------------------------
 Net increase in net assets resulting from operations............   $ 6,905,653
 -------------------------------------------------------------------------------

(a) The above Statement of Operations is for the Tattersall Bond Fund, the ac-counting survivor in the June 4, 1999 merger with Core Bond Fund. The Fund changed its year end and, accordingly presents this statement of operation to comply with financial reporting requirements.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                        Period Ended September 30, 1999

                          Adjustable Rate   Core Bond     Fixed Income   Income Plus
                               Fund          Fund (a)         Fund           Fund
 --------------------------------------------------------------------------------------
Operations
 Net investment income..    $ 2,189,264   $   19,149,689  $ 36,359,046  $   86,445,775
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..       (206,625)     (17,915,146)    1,416,510      (9,539,387)
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..       (203,833)      10,559,806   (33,036,101)    (95,323,463)
 --------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............      1,778,806       11,794,349     4,739,455     (18,417,075)
 --------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................     (1,397,318)     (18,838,531)  (35,671,468)    (85,924,615)
 Class IS...............       (793,896)        (117,748)     (658,927)       (510,896)
 Net realized gains
 Class I................              0         (144,394)            0     (12,260,419)
 Class IS...............              0           (3,606)            0         (77,202)
 --------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........     (2,191,214)     (19,104,279)  (36,330,395)    (98,773,132)
 --------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................     32,420,775       83,677,773   147,719,575     233,942,078
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........      1,817,776        3,931,283     7,882,569      17,855,318
 Payment for shares
  redeemed..............    (10,412,264)     (48,148,961) (200,209,090)   (314,597,134)
 Net asset value of
  shares issued in
  acquisition of:
 Common Trust Funds.....              0      312,235,534             0     610,301,298
 Investment Companies...              0      592,389,300             0               0
 --------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....     23,826,287      944,084,929   (44,606,946)    547,501,560
 --------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............     23,413,879      936,774,999   (76,197,886)    430,311,353
Net assets
 Beginning of period....     32,818,552      111,749,630   678,715,328   1,374,768,556
 --------------------------------------------------------------------------------------
 End of period..........    $56,232,431   $1,048,524,629  $602,517,442  $1,805,079,909
 --------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......    $       924   $     (225,304) $   (631,290) $     (509,450)
 --------------------------------------------------------------------------------------

(a) For the six months ended September 30, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                          Intermediate   International   Limited     Total Return
                              Bond           Bond        Duration        Bond
                              Fund           Fund          Fund          Fund
 ---------------------------------------------------------------------------------
Operations
 Net investment income..  $  33,672,831   $ 1,997,899  $  8,117,604  $  9,510,660
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..     (3,177,212)    3,129,348       (98,199)   (3,793,155)
 Net change in
  unrealized losses on
  securities and foreign
  currency related
  transactions..........    (52,389,950)   (3,192,115)   (2,114,578)   (6,893,620)
 ---------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    (21,894,331)    1,935,132     5,904,827    (1,176,115)
 ---------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................    (33,430,318)   (1,906,784)   (8,066,740)   (9,139,842)
 Class IS...............       (236,269)       (5,278)      (43,790)     (389,292)
 Net realized gains
 Class I................     (9,895,453)            0      (125,867)            0
 Class IS...............        (67,252)            0        (1,052)            0
 ---------------------------------------------------------------------------------
 Total distributions to
  shareholders..........    (43,629,292)   (1,912,062)   (8,237,449)   (9,529,134)
 ---------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................     81,766,341    14,680,094    65,588,737    20,634,659
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........      8,732,727     1,496,453     2,540,973     6,980,846
 Payment for shares
  redeemed..............   (106,674,508)   (7,438,959)  (65,752,963)   (2,278,793)
 Net asset value of
  share issued in
  acquisition of:
 Common Trust Funds.....     40,425,308             0   242,317,183             0
 ---------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  capital share
  transactions..........     24,249,868     8,737,588   244,693,930    25,336,712
 ---------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............    (41,273,755)    8,760,658   242,361,308    14,631,463
Net assets
 Beginning of period....    751,609,852    46,736,061    71,424,432   136,022,056
 ---------------------------------------------------------------------------------
 End of period..........  $ 710,336,097   $55,496,719  $313,785,740  $150,653,519
 ---------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $      12,256   $   324,141  $      5,793  $    (30,350)
 ---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                        Period Ended September 30, 1998

                          Adjustable Rate  Core Bond    Fixed Income   Income Plus
                             Fund (a)       Fund (c)      Fund (b)       Fund (b)
 ------------------------------------------------------------------------------------
Operations
 Net investment income..    $ 1,232,382   $  6,395,051  $ 26,565,434  $   62,767,885
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..        (78,229)     1,960,347      (496,271)     10,936,797
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..       (188,602)    (1,449,745)   18,257,417      34,820,095
 ------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............        965,551      6,905,653    44,326,580     108,524,777
 ------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................       (887,998)    (6,248,934)  (26,373,150)    (62,598,276)
 Class IS...............       (344,384)      (154,241)     (192,964)       (169,001)
 Net realized gains
 Class I................              0     (2,212,023)            0               0
 Class IS...............              0        (55,284)            0               0
 ------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........     (1,232,382)    (8,670,482)  (26,566,114)    (62,767,277)
 ------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................     12,620,392     18,357,060   584,709,292   1,335,192,430
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........        913,798      8,385,840     2,361,028       1,853,405
 Payment for shares
  redeemed..............    (16,749,211)   (12,547,141)  (98,155,046)   (170,985,567)
 Net asset value of
  shares issued in
  acquisition of:
 Investment Companies...              0              0   172,039,588     162,950,788
 ------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....     (3,215,021)    14,195,759   660,954,862   1,329,011,056
 ------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............     (3,481,852)    12,430,930   678,715,328   1,374,768,556
Net assets
 Beginning of period....     36,300,404     99,318,700             0               0
 ------------------------------------------------------------------------------------
 End of period..........    $32,818,552   $111,749,630  $678,715,328  $1,374,768,556
 ------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......    $     2,876   $          0  $   (288,591) $     (242,819)
 ------------------------------------------------------------------------------------

(a) For the seven months ended September 30, 1998. The Fund changed its fiscal year end from the last day of February to September 30, effective September 30, 1998.
(b) For the period from November 24, 1997 (commencement of operations) to Sep-tember 30, 1998.
(c) For the year ended March 31, 1999. The above statement of changes in net assets is for the Tattersall Bond Fund, the accounting survivor in the June 4, 1999 merger with Select Core Bond Fund.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                        Period Ended September 30, 1998

                          Intermediate  International                  Total Return
                              Bond          Bond      Limited Duration     Bond
                            Fund (a)      Fund (b)        Fund (a)       Fund (c)
 -----------------------------------------------------------------------------------
Operations
 Net investment income..  $ 29,283,024   $   490,222    $  3,080,248   $  3,611,355
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..     9,684,239      (588,730)        184,337     (1,717,936)
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions..........    16,064,710     1,578,308         616,411      1,397,862
 -----------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............    55,031,973     1,479,800       3,880,996      3,291,281
 -----------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................   (29,222,895)     (638,833)     (3,073,999)    (3,611,031)
 Class IS...............       (60,129)       (1,692)         (6,249)          (324)
 -----------------------------------------------------------------------------------
 Total distributions to
  shareholders..........   (29,283,024)     (640,525)     (3,080,248)    (3,611,355)
 -----------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................   815,300,441     8,607,670      76,083,563    134,638,661
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........       120,031       512,803       1,650,900      3,130,119
 Payment for shares
  redeemed..............   (89,559,569)     (144,292)    (40,029,773)    (1,426,650)
 Net asset value of
  shares issued in
  acquisition of
  Investment Companies..             0             0      32,918,994              0
 -----------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  capital share
  transactions..........   725,860,903     8,976,181      70,623,684    136,342,130
 -----------------------------------------------------------------------------------
  Total increase in net
   assets...............   751,609,852     9,815,456      71,424,432    136,022,056
Net assets
 Beginning of period....             0    36,920,605               0              0
 -----------------------------------------------------------------------------------
 End of period..........  $751,609,852   $46,736,061    $ 71,424,432   $136,022,056
 -----------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $     10,524   $  (103,870)   $      5,023   $      4,751
 -----------------------------------------------------------------------------------

(a) For the period from November 24, 1997 (commencement of operations) to Sep-tember 30, 1998.
(b) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(c) For the period from April 20, 1998 (commencement of operations) to Septem-ber 30, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                           For the periods indicated

                                               Core Bond Fund
                          Adjustable Rate Fund   Year Ended   International Bond Fund
                               Year Ended        March 31,          Year Ended
                           February 28, 1998      1998 (a)         June 30, 1998
 ------------------------------------------------------------------------------------
Operations
 Net investment income..      $  3,007,633      $ 5,273,886         $ 1,771,184
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..           297,743        1,826,210            (242,462)
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..           (69,974)       2,574,722              38,713
 ------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............         3,235,402        9,674,818           1,567,435
 ------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................        (2,543,452)      (5,189,396)         (2,380,391)
 Class IS...............          (437,527)         (99,842)            (14,784)
 ------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........        (2,980,979)      (5,289,238)         (2,395,175)
 ------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................        17,099,051       19,913,441           1,569,153
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........         2,868,485        5,149,079           2,047,650
 Payment for shares
  redeemed..............       (57,749,240)      (6,628,894)           (640,270)
 ------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....       (37,781,704)      18,433,626           2,976,533
 ------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............       (37,527,281)      22,819,206           2,148,793
Net assets
 Beginning of period....        73,827,685       76,499,494          34,771,812
 ------------------------------------------------------------------------------------
 End of period..........      $ 36,300,404      $99,318,700         $36,920,605
 ------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......      $    (10,097)               0                   0
 ------------------------------------------------------------------------------------

(a) The Statement of Changes for the year ended March 31, 1998 is for the Tattersall Bond Fund, the accounting survivor in the June 4, 1999 merger with Select Core Bond Fund.

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Select Fixed Income Funds consist of Evergreen Select Adjustable Rate Fund ("Adjustable Rate Fund"), Evergreen Select Core Bond Fund ("Core Bond Fund"), Evergreen Select Fixed Income Fund ("Fixed Income Fund"), Evergreen Se-lect Income Plus Fund ("Income Plus Fund"), Evergreen Select Intermediate Term Municipal Bond Fund (formerly Evergreen Select Intermediate Tax Exempt Bond
Fund) ("Intermediate Bond Fund"), Evergreen Select International Bond Fund ("International Bond Fund"), Evergreen Select Limited Duration Fund ("Limited Duration Fund") and Evergreen Select Total Return Bond Fund ("Total Return Bond Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Ever-green Select Fixed Income Trust (the "Trust"), a Delaware business trust orga-nized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer an Institutional Class of shares ("Class I") and an Institu-tional Service Class of shares ("Class IS"). Each Class of shares is sold with-out a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities, municipal bonds and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various rela-tionships between similar securities, which are generally recognized by insti-tutional traders. Securities for which valuations are not available from an in-dependent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as deter-mined in good faith according to procedures established by the Board of Trust-ees.

Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Securities, for which market quotations are not readily available, including restricted se-curities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Mutual fund shares, held for short-term investments, are valued at the net as-set value of each mutual fund. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institu-tions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Adjustable Rate Fund, along with certain other funds managed by Ever-green Investment Management Company ("EIMC"), a subsidiary of First Union Na-tional Bank ("FUNB"), may transfer uninvested cash balances into a joint trad-ing account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obliga-tions.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securi-ties transactions, foreign currency related transactions and the difference be-tween the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. When-issued and Delayed Delivery Transactions
The Funds record when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

G. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. A Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be col-lateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least

100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will re-quire the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income ac-cruing thereon, and the Fund may invest any cash collateral received in portfo-lio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connection with such loans.

H. Dollar Rolls Transactions
The Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer and simultaneously agrees to repurchase a substantially similar (i.e. same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

I. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and capital gains re-alized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

J. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come, net tax-exempt income and net capital gains, if any, to their sharehold-ers. The Funds also intend to avoid any excise tax liability by making the re-quired distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

K. Distributions
Distributions from net investment income for each Fund, except International Bond Fund, are declared daily and paid monthly. Distributions from net invest-ment income for the International Bond Fund are declared and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annu-ally. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for mortgage paydown gains or losses, net realized foreign currency gains or losses and cer-tain realized loss on securities that have been subsequently repurchased.

L. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for Class IS.

M. Organization Expenses
Organization expenses for International Bond Fund are amortized to operations over a five year period on a straight-line basis. In the event any of the ini-tial shares of the Fund are redeemed by any holder during the five-year amorti-zation period, redemption proceeds will be reduced by any unamortized organiza-tion ex-penses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemp-tion. Organization expenses for International Bond Fund have been fully amor-tized as of September 30, 1999.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

EIMC is the investment advisor for Adjustable Rate Fund. In return for provid-ing investment advisory and administrative services to the Fund, the Fund pays EIMC an advisory fee that is calculated daily and paid monthly. The advisory fee is computed at an annual rate of 0.30% of the average daily net assets of the Fund for the year ended September 30, 1999.

Effective June 4, 1999, Tattersall Advisory Group ("TAG"), a subsidiary of FUNB, became the investment advisor of Core Bond Fund. In return for its serv-ices, the Fund pays TAG an advisory fee that is calculated daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets. Prior to June 4, 1999, FUNB was the investment advisor to the Fund and earned the same investment advisory fee. For the six months ended September 30, 1999, TAG, and FUNB voluntarily waived $318,098 of their advisory fee, representing 0.09% (annualized) of the Funds average daily net assets. For the year ended March 31, 1999, TAG voluntarily waived $23,693 of their advisory fee, repre-senting 0.04% of the Funds average daily net assets.

FUNB, a subsidiary of First Union, serves as the investment advisor to Fixed Income Fund, Income Plus Fund, Intermediate Bond Fund, Limited Duration Fund and Total Return Bond Fund. In return for providing investment advisory serv-ices to the Funds, each Fund pays FUNB an advisory fee that is calculated daily and paid monthly based on the following percentages of each Fund's average daily net assets:

                                                                 Annual
                                                              Advisory Fee
                                                              ------------
         Fixed Income Fund...................................    0.50%
         Income Plus Fund....................................    0.50%
         Intermediate Bond Fund..............................    0.60%
         Limited Duration Fund...............................    0.30%
         Total Return Bond Fund..............................    0.40%

First International Advisors, Ltd. ("First International"), a subsidiary of First Union Corporation ("First Union"), is the investment advisor for the In-ternational Bond Fund. First International is paid an advisory fee that is cal-culated daily and paid monthly. The advisory fee is computed at an annual rate of 0.60% of the average daily net assets of the Fund.

During the year ended September 30, 1999, the amount of investment advisory fees waived by each investment advisor and the impact on each Fund's expense ratio represented as a percentage of its average net assets were as follows:

                                                 Fees      % of Average
                                                Waived   daily net assets
                                                ------------------------
         Adjustable Rate Fund................ $   64,702       .18%
         Fixed Income Fund...................    620,625       .10%
         Income Plus Fund....................  1,453,694       .10%
         Intermediate Bond Fund..............    733,117       .10%
         International Bond Fund.............    122,058       .26%
         Limited Duration Fund...............    274,975       .20%
         Total Return Bond Fund..............     53,477       .04%

First International and EIMC serve as sub-investment advisors to the Total Re-turn Bond Fund. These services are being provided at no additional cost to the Fund. FUNB is responsible for the supervision and payment of fees to First In-ternational and EIMC.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-admin-istrator to the Funds. As administrator, EIS provides the Funds with facili-ties, equipment and personnel. As sub-administrator to the Funds, BISYS pro-vides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for each Fund, other than Adjustable Rate Fund, are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The ad-ministration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of each Fund. The sub-administration fee is calculated by ap-plying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of each Fund.

During the year ended September 30, 1999, the Funds, other than Adjustable Rate Fund, paid or accrued the following amounts for administrative and sub-adminis-trative services:

                                        Administration Sub-administration
                                             Fee              Fee
                                            -----------------------------
         Core Bond Fund................    $ 82,328         $     0
         Fixed Income Fund.............     122,160          31,922
         Income Plus Fund..............     285,349          74,437
         Intermediate Bond Fund........     145,164          37,686
         International Bond Fund.......       9,459           2,458
         Limited Duration Fund.........      26,289           6,996
         Total Return Bond Fund........      28,473           7,451

During the year ended September 30, 1999, the Adjustable Rate Fund reimbursed EIMC $4,875 for providing certain administration and accounting expenses.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for Class IS shares. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Class IS currently pays a service fee equal to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid at least quarterly.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

On June 25, 1999 several of the Funds acquired the net assets of various common trust funds managed by FUNB. These acquisitions were accomplished through tax-able or tax-free exchanges of Class I shares of each Fund. The value of total shares issued, net assets acquired and unrealized appreciation (depreciation) of each Fund were as follows:

                                                                  Total       Total       Unrealized
                                                                 Shares     Net Assets   Appreciation
  Acquiring Fund              Common Trust Fund Acquired         Issued      Acquired   (Depreciation)
 -----------------------------------------------------------------------------------------------------
Core Bond Fund          CoreFund Charitable Fixed Income Trust  10,632,584 $106,874,434  $ (2,608,935)
                        CoreFund Bond Fund                      20,219,688  203,240,383            --
                        Signet Premium Income Fund                 210,985    2,120,717       (32,764)
                                                               ---------- -----------  ------------
                                                                31,063,257  312,235,534    (2,641,699)
Income Plus Fund        CoreFund Fixed Income Fund              45,904,652  248,651,717    (5,968,898)
                        CoreFund Bond Trust                     66,765,388  361,649,581    (6,978,079)
                                                               ---------- -----------  ------------
                                                               112,670,040  610,301,298   (12,946,977)
Intermediate Bond Fund  CoreFund Delaware Municipal Bond Fund      644,587   40,425,308       304,901
                                                               ---------- -----------  ------------
Limited Duration Fund   CoreFund Intermediate Bond Trust        10,728,927  109,605,697      (334,385)
                        CoreFund Intermediate Fund               4,178,636   42,688,717       (21,833)
                        CoreFund Intermediate Bond Fund          8,812,023   90,022,769            --
                                                               ---------- -----------  ------------
                                                                23,719,586  242,317,183      (356,218)

On June 4, 1999, Core Bond Fund acquired all of the net assets and certain lia-bilities of the Tattersall Bond Fund ("Tattersall") an open-end, management in-vestment company registered under the 1940 Act, through a tax-free exchange of Class I and Class IS shares. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $1,251,269. The aggregate net assets of Tattersall and Core Bond Fund immediately before the acquisition were $109,122,148 and $592,389,300, respectively. The aggregate net assets of Core Bond Fund after the acquisition were $701,511,448. Since TAG was expected to be the investment adviser to Core Bond Fund, after the acquisition, and that Core Bond Fund would be managed in accordance with Tattersall's investment ob-jective and policies, it was determined that Tattersall was the accounting and performance survivor of this reorganization and as such its basis of accounting for assets and liabilities and its operating results for prior periods are car-ried forward. Tattersall changed its fiscal year from March 31 to September 30, effective September 30, 1999.

On July 27, 1998, Fixed Income Fund acquired substantially all the assets and assumed certain liabilities of CoreFund Short Intermediate Fund in exchange for Class I and Class IS shares of Fixed Income Fund.

On July 27, 1998, Income Plus Fund acquired substantially all the assets and assumed certain liabilities of CoreFund Bond Fund in exchange for Class I and Class IS shares of Income Plus Fund.

On July 27, 1998, Limited Duration Fund acquired substantially all the assets and assumed certain liabilities of CoreFund Short Term Income Fund, in an ex-change for Class I and Class IS shares of Limited Duration Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition were as follows:

                                                                                                            Net Assets
                                                                Value of Net     Number of    Unrealized      After
 Acquiring Fund                      Acquired Fund             Assets Acquired Shares Issued Appreciation  Acquisition
 -----------------------------------------------------------------------------------------------------------------------
Fixed Income Fund....... CoreFund Short Intermediate Bond Fund  $172,039,588    28,782,616    $1,206,249  $  672,078,330
Income Plus Fund........ CoreFund Bond Fund                     $162,950,788    28,298,931    $3,357,731  $1,341,154,434
Limited Duration Fund... CoreFund Short Term Income Fund        $ 32,918,994     3,162,720    $   82,968  $   86,669,648

Effective on the close of business August 28, 1998, the International Bond Fund acquired all of the assets and certain liabilities of the CoreFund Global Bond Fund (the "CoreFund") through a tax-free exchange of shares. Shareholders of Class A and Class Y shares of the CoreFund became owners of that number of full and fractional shares of Class IS and Class I, respectively, of the Interna-tional Bond Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of the CoreFund immediately prior to the close of business on August 28, 1998. The financial statements of the International Bond Fund reflect the historical financial results of the CoreFund prior to the re-organization. Additionally, the fiscal year end of the CoreFund for financial reporting and tax purposes was changed to coincide with that of the Trust.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I and Class IS. Transactions in shares of the Funds were as follows:

Adjustable Rate Fund

                                   Year Ended September 30,
                         ------------------------------------------------  Year Ended February 28,
                                 1999                   1998 (a)                    1998
                         ----------------------  ------------------------  ------------------------
                          Shares      Amount       Shares       Amount       Shares       Amount
 ---------------------------------------------------------------------------------------------------
Class I
Shares sold............. 1,602,911  $15,347,739     694,346  $  6,750,376     756,542  $  7,370,775
Shares issued in
 reinvestment of
 distributions..........   125,051    1,199,107      76,201       739,024     254,776     2,481,417
Shares redeemed.........  (354,414)  (3,423,816) (1,040,259)  (10,108,386) (5,579,904)  (54,382,797)
 ---------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. 1,373,548   13,123,030    (269,712)   (2,618,986) (4,568,586)  (44,530,605)
 ---------------------------------------------------------------------------------------------------
Class IS
Shares sold............. 1,780,289   17,073,036     603,561     5,870,016     996,337     9,728,276
Shares issued in
 reinvestment of
 distributions..........    64,525      618,669      18,011       174,774      39,661       387,068
Shares redeemed.........  (728,144)  (6,988,448)   (683,194)   (6,640,825)   (344,863)   (3,366,443)
 ---------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. 1,116,670   10,703,257     (61,622)     (596,035)    691,135     6,748,901
 ---------------------------------------------------------------------------------------------------
Net increase
 (decrease).............            $23,826,287              $ (3,215,021)             $(37,781,704)
 ---------------------------------------------------------------------------------------------------

(a)For the seven months ended September 30, 1998.

Core Bond Fund

                          Year Ended September                 Year Ended March 31,
                                   30,             ------------------------------------------------
                                1999 (b)                  1999 (c)                 1998 (c)
                         ------------------------  ------------------------  ----------------------
                           Shares       Amount       Shares       Amount      Shares      Amount
 ---------------------------------------------------------------------------------------------------
Class I
Shares sold.............  7,983,350  $ 81,433,457   1,686,530  $ 17,978,857  1,486,107  $15,597,164
Shares issued in
 reinvestment of
 distributions..........    378,980     3,856,401     768,493     8,176,315    485,057    5,049,237
Shares redeemed......... (4,611,016)  (46,750,534) (1,092,498)  (11,649,216)  (499,442)  (5,227,155)
Shares issued in
 acquisition of:
 Common Trust Funds .... 31,063,256   312,235,534           0             0          0            0
 Investment Companies... 58,366,376   590,194,768           0             0          0            0
 ---------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. 93,180,946   940,969,626   1,362,525    14,505,956  1,471,722   15,419,246
 ---------------------------------------------------------------------------------------------------
Class IS
Shares sold.............    223,070     2,244,316      35,245       378,203    413,428    4,316,277
Shares issued in
 reinvestment of
 distributions..........      7,336        74,882      19,694       209,525      9,483       99,842
Shares redeemed.........   (138,270)   (1,398,427)    (84,097)     (897,925)  (131,813)  (1,401,739)
Shares issued in
 acquisition of:
 Investment Companies...    222,949     2,194,532           0             0          0            0
 ---------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    315,085     3,115,303     (29,158)     (310,197)   291,098    3,014,380
 ---------------------------------------------------------------------------------------------------
Net increase
 (decrease).............             $944,084,929              $ 14,195,759             $18,433,626
 ---------------------------------------------------------------------------------------------------

(b) For the six months ended September 30, 1999.
(c) The above capital share activity is that of Tattersall Bond Fund, the ac-counting survivor in the June 4, 1999 merger with Core Bond Fund. The num-ber of shares for each transaction type have been restated to give effect for this transaction.

Fixed Income Fund

                                      Year Ended September 30,
                         -----------------------------------------------------
                                   1999                      1998 (a)
                         --------------------------  -------------------------
                           Shares        Amount        Shares        Amount
 ------------------------------------------------------------------------------
Class I
Shares sold.............  22,718,254  $ 134,684,835   96,306,245  $574,168,788
Shares issued in
 reinvestment of
 distributions..........   1,260,239      7,507,425      367,945     2,225,816
Shares redeemed......... (31,679,032)  (189,162,288) (15,780,546)  (94,528,967)
Shares issued in
 acquisition of
 Investment Companies...           0              0   28,361,801   169,524,345
 ------------------------------------------------------------------------------
Net increase
 (decrease).............  (7,700,539)   (46,970,028) 109,255,445   651,389,982
 ------------------------------------------------------------------------------
Class IS
Shares sold.............   2,187,052     13,034,740    1,763,400    10,540,504
Shares issued in
 reinvestment of
 distributions..........      63,140        375,144       22,476       135,212
Shares redeemed.........  (1,860,394)   (11,046,802)    (604,664)   (3,626,079)
Shares issued in
 acquisition of
 Investment Companies...           0              0      420,815     2,515,243
 ------------------------------------------------------------------------------
Net increase............     389,798      2,363,082    1,602,027     9,564,880
 ------------------------------------------------------------------------------
Net increase
 (decrease).............              $ (44,606,946)              $660,954,862
 ------------------------------------------------------------------------------

Income Plus Fund

                                       Year Ended September 30,
                         -------------------------------------------------------
                                   1999                       1998 (b)
                         --------------------------  ---------------------------
                           Shares        Amount        Shares         Amount
 --------------------------------------------------------------------------------
Class I
Shares sold.............  38,979,040  $ 218,566,129  231,167,025  $1,322,240,227
Shares issued in
 reinvestment of
 distributions..........   3,076,886     17,501,272      300,191       1,753,774
Shares redeemed......... (54,255,598)  (302,962,132) (28,469,435)   (163,795,977)
Shares issued in
 acquisition of:
 Common Trust Funds..... 112,670,040    610,301,298            0               0
 Investment Companies...           0              0   28,015,168     161,316,824
 --------------------------------------------------------------------------------
Net increase............ 100,470,368    543,406,567  231,012,949   1,321,514,848
 --------------------------------------------------------------------------------
Class IS
Shares sold.............   2,754,186     15,375,949    2,219,376      12,952,203
Shares issued in
 reinvestment of
 distributions..........      62,835        354,046       17,172          99,631
Shares redeemed.........  (2,080,768)   (11,635,002)  (1,248,097)     (7,189,590)
Shares issued in
 acquisition of
 Investment Companies...           0              0      283,763       1,633,964
 --------------------------------------------------------------------------------
Net increase............     736,253      4,094,993    1,272,214       7,496,208
 --------------------------------------------------------------------------------
Net increase............              $ 547,501,560               $1,329,011,056
 --------------------------------------------------------------------------------

Intermediate Bond Fund

                                      Year Ended September 30,
                           --------------------------------------------------
                                    1999                    1998 (b)
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
 -----------------------------------------------------------------------------
Class I
Shares sold...............  1,116,432  $ 71,950,904  12,457,190  $808,447,293
Shares issued in
 reinvestment of
 distributions............    131,074     8,571,865       1,174        77,276
Shares redeemed........... (1,534,043)  (98,321,050) (1,328,980)  (87,315,146)
Shares issued in
 acquisition of Common
 Trust Funds..............    644,588    40,425,308           0             0
 -----------------------------------------------------------------------------
Net increase..............    358,051    22,627,027  11,129,384   721,209,423
 -----------------------------------------------------------------------------
Class IS
Shares sold...............    151,491     9,815,437     104,141     6,853,148
Shares issued in
 reinvestment of
 distributions............      2,481       160,862         647        42,755
Shares redeemed...........   (128,949)   (8,353,458)    (34,214)   (2,244,423)
 -----------------------------------------------------------------------------
Net increase..............     25,023     1,622,841      70,574     4,651,480
 -----------------------------------------------------------------------------
Net increase..............             $ 24,249,868              $725,860,903
 -----------------------------------------------------------------------------

(a) For the period from November 24, 1997 and March 9, 1998 (Commencement of Class Operations), respectively, for Class I and Class IS.
(b) For the period from November 24, 1997 and March 2, 1998 (Commencement of Class Operations), respectively, for Class I and Class IS.

International Bond Fund

                                Period Ended September 30,             Year Ended June
                         -------------------------------------------         30,
                                 1999                 1998 (C)               1998
                         ----------------------  -------------------  -------------------
                          Shares      Amount     Shares     Amount    Shares     Amount
 -----------------------------------------------------------------------------------------
Class I
Shares sold............. 1,537,729  $14,497,718  906,343  $8,607,462  157,657  $1,499,070
Shares issued in
 reinvestment of
 distributions..........   157,821    1,491,568   53,689     511,122  216,504   2,032,922
Shares redeemed.........  (781,161)  (7,361,053)  (7,356)    (70,319) (60,566)   (577,276)
 -----------------------------------------------------------------------------------------
Net increase............   914,389    8,628,233  952,676   9,048,265  313,595   2,954,716
 -----------------------------------------------------------------------------------------
Class IS
Shares sold.............    19,285      182,376       22         208    7,353      70,083
Shares issued in
 reinvestment of
 distributions..........       517        4,885      177       1,681    1,571      14,728
Shares redeemed.........    (8,315)     (77,906)  (7,900)    (73,973)  (6,711)    (62,994)
 -----------------------------------------------------------------------------------------
Net increase
 (decrease).............    11,487      109,355   (7,701)    (72,084)   2,213      21,817
 -----------------------------------------------------------------------------------------
Net increase............            $ 8,737,588           $8,976,181           $2,976,533
 -----------------------------------------------------------------------------------------

(CFor)the three months ended September 30, 1998.

Limited Duration Fund

                                       Year Ended September 30,
                            --------------------------------------------------
                                     1999                    1998 (a)
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
 ------------------------------------------------------------------------------
Class I
Shares sold...............   6,242,085  $ 64,355,655   7,297,523  $ 76,033,178
Shares issued in
 reinvestment of
 distributions............     242,535     2,506,847     157,603     1,644,655
Shares redeemed...........  (6,370,003)  (65,521,557) (3,832,975)  (40,029,735)
Shares issued in
 acquisition of:
 Common Trust Funds.......  23,719,586   242,317,183           0             0
 Investment Companies.....           0             0   3,109,745    32,367,615
 ------------------------------------------------------------------------------
Net increase..............  23,834,203   243,658,128   6,731,896    70,015,713
 ------------------------------------------------------------------------------
Class IS
Shares sold...............     120,212     1,233,082       4,835        50,385
Shares issued in
 reinvestment of
 distributions............       3,301        34,126         596         6,245
Shares redeemed...........     (22,421)     (231,406)         (4)          (38)
Shares issued in
 acquisition of Investment
 Companies................           0             0      52,975       551,379
 ------------------------------------------------------------------------------
Net increase..............     101,092     1,035,802      58,402       607,971
 ------------------------------------------------------------------------------
Net increase..............              $244,693,930              $ 70,623,684
 ------------------------------------------------------------------------------

Total Return Bond Fund

                                         Year Ended September 30,
                                ---------------------------------------------
                                       1999                  1998 (b)
                                --------------------  -----------------------
                                Shares     Amount      Shares       Amount
 -----------------------------------------------------------------------------
Class I
Shares sold.................... 142,731  $13,614,331  1,346,358  $134,570,252
Shares issued in reinvestment
 of distributions..............  69,113    6,624,642     31,423     3,130,119
Shares redeemed................ (16,673)  (1,589,530)   (13,905)   (1,381,981)
 -----------------------------------------------------------------------------
Net increase................... 195,171   18,649,443  1,363,876   136,318,390
 -----------------------------------------------------------------------------
Class IS
Shares sold....................  71,687    7,020,328        689        68,409
Shares issued in reinvestment
 of distributions..............   3,718      356,204          0             0
Shares redeemed................  (7,223)    (689,263)      (452)      (44,669)
 -----------------------------------------------------------------------------
Net increase...................  68,182    6,687,269        237        23,740
 -----------------------------------------------------------------------------
Net increase...................          $25,336,712             $136,342,130
 -----------------------------------------------------------------------------

(a) For the period from November 24, 1997 and July 28, 1998 (Commencement of Class Operations), respectively, for Class I and Class IS.
(b) For the period from April 20, 1998 and August 3, 1998 (Commencement of Class Operations), respectively, for Class I and Class IS.

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended September 30, 1999:

                                   Cost of Purchases                  Proceeds from Sales
                          ---------------------------------- ----------------------------------
                          U.S. Government Non-U.S. Government U.S. Government Non-U.S. Government
                                 ----------------------------------------------------------------
Adjustable Rate Fund....  $   35,453,185     $          0     $    5,096,332     $          0
Core Bond Fund (1)......   1,293,091,277      523,325,041      1,158,622,067      191,049,007
Fixed Income Fund.......     294,751,656      120,422,920        272,348,781      113,076,452
Income Plus Fund........     957,337,338      597,526,861        591,035,849      390,947,208
Intermediate Bond Fund..               0      686,498,652                  0      684,533,413
International Bond
 Fund...................               0       82,348,371                  0       73,307,928
Limited Duration Fund...     183,032,998      240,738,255        154,894,794       46,090,277
Total Return Bond Fund..     114,311,915      106,988,781         93,462,285       99,458,707

 ------
(1) For the six months ended September 30, 1999

The Fixed Income Fund loaned securities during the year ended September 30, 1999 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At September 30, 1999, the value of securities on loan and the value of collateral amounted to $146,685,998 and $151,906,686 respectively. During the year ended September 30, 1999, the Fixed Income Fund earned $812,210 in income from securities lending.

On September 30, 1999, the composition of unrealized appreciation and deprecia-tion on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                            Gross        Gross      Net Unrealized
                                          Unrealized   Unrealized    Appreciation
                             Tax Cost    Appreciation Depreciation  (Depreciation)
                                          ----------------------------------------
Adjustable Rate Fund....  $   56,447,352 $    62,762  $   (384,231)  $   (321,469)
Core Bond Fund..........   1,088,015,717   3,590,713    (9,287,532)    (5,696,819)
Fixed Income Fund.......     807,067,519   3,405,430    (9,578,663)    (6,173,233)
Income Plus Fund........   1,754,816,259  20,630,190   (38,394,554)   (17,764,364)
Intermediate Bond Fund..     716,814,315   8,297,328   (15,551,796)    (7,254,468)
International Bond
 Fund...................      54,918,747     460,462    (2,069,858)    (1,609,396)
Limited Duration Fund...     313,533,153     284,177    (1,698,175)    (1,413,998)
Total Return Bond Fund..     154,428,077     474,750    (5,973,203)    (5,498,453)

As of September 30, 1999, the Funds had capital loss carryovers for federal in-come tax purposes as follows:

                          Capital Loss  Expiration
                           Carryover       2000       2001       2003      2006        2007
                                  --------------------------------------------------------------
Adjustable Rate Fund....  $  (634,495)  $(198,013)  $(280,866) $(43,378) $ (80,791) $   (31,447)
Core Bond Fund..........     (336,338)          0           0         0   (336,338)           0
Fixed Income Fund.......      (10,509)          0           0   (10,509)         0            0
International Bond
 Fund...................     (271,657)          0           0         0   (271,657)           0
Limited Duration Fund...         (975)          0           0         0          0         (975)
Total Return Bond Fund..   (3,056,179)          0           0         0          0   (3,056,179)

Core Bond Fund's capital loss carryforward was created as a result of the June 4, 1999 acquisition of substantially all of the assets and assumption of cer-tain liabilities of the Tattersall Bond Fund in exchange for Core Bond Fund shares. In accordance with income tax regulations, certain Core Bond Fund gains may not be used to offset this capital loss carryforward.

In addition to capital loss carryovers, net capital losses incurred after Octo-ber 31, 1998 through the end of the fiscal year may be deemed to have occurred on the first day of the following fiscal year for tax purposes. The Funds have incurred and have elected to defer such post-October losses as follows:

                                                                Amount
                                                        ----------
         Adjustable Rate Fund................................    (169,177)
         Core Bond Fund...................................... (17,066,325)
         Income Plus Fund....................................  (9,955,878)
         Intermediate Bond Fund..............................  (3,451,166)
         Limited Duration Fund...............................     (99,990)
         Total Return Bond Fund..............................  (2,484,982)

9. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average net assets were as follows:

                                                    Total
                                                 Fee Credits % of Average
                                                  Received    Net Assets
                                                -----------------------
         Adjustable Rate Fund...................   $   419       .00%
         Core Bond Fund.........................   $38,585       .00%
         Fixed Income Fund......................   $31,897       .01%
         Income Plus Fund.......................   $75,249       .01%
         Intermediate Bond Fund.................   $42,834       .01%
         International Bond Fund................   $20,999       .04%
         Limited Duration Fund..................   $ 7,417       .01%
         Total Return Bond Fund.................   $ 7,694       .01%

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

11. FINANCING AGREEMENTS

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be in-curred on the unused portion of the committed facility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capi-tal Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street served as administrative agent for the Banks, and as administra-tive agent was entitled to a fee of $20,000 per annum which was allocated to all of the funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provided an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncom-mitted). The remaining terms and conditions of the agreement were unaffected. This agreement was terminated on July 27, 1999.

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lend-ers") entered into credit agreement. Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility is allocated, under the terms of the financing agree-ment, among the Lenders. The credit facility is accessed by the Funds for tem-porary or emergency purposes to fund the redemption of their shares or as gen-eral working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Fed-eral Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused por-tion of the revolving credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds, and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all of the funds.

During the year ended September 30, 1999, the Funds had no borrowings under these agreements.

12. CHANGE IN INDEPENDENT AUDITORS

Based on the recommendation of the Audit Committee of the funds, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the inde-pendent auditor of Core Bond Fund, Fixed Income Fund, Income Plus Fund, Inter-mediate Bond Fund, International Bond Fund, Limited Duration Fund and Total Re-turn Bond Fund and voted to appoint KPMG LLP for the fund's fiscal year ended September 30, 1999. During the previous fiscal year, PricewaterhouseCoopers LLP audit report contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further in connection with its audit for the most recent fiscal year and through June 18, 1999, there were no disagreements between the funds and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not re-solved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial state-ments for such year.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen Select Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Select Adjustable Rate Fund, Evergreen Select Core Bond Fund, Evergreen Select Fixed Income Fund, Evergreen Select Income Plus Fund, Evergreen Select Intermediate Term Municipal Bond Fund (formally, Evergreen Select Intermediate Tax Exempt Bond Fund), Evergreen Se-lect International Bond Fund, Evergreen Select Limited Duration Fund, and Ever-green Select Total Return Bond Fund, portfolios of the Evergreen Select Fixed Income Trust, as of September 30, 1999, and the related statements of opera-tions, the statements of changes in net assets and financial highlights for each of the years or periods then ended. We also audited the statement of changes in net assets for Evergreen Select Adjustable Rate Fund for each of the years or periods in the two year period ended September 30, 1998, and financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits. For the Ever-green Select Core Bond Fund, Evergreen Select Fixed Income Fund, Evergreen Se-lect Income Plus Fund, Evergreen Select Intermediate Term Municipal Bond Fund, Evergreen Select International Bond Fund, Evergreen Select Limited Duration Fund, and Evergreen Select Total Return Bond Fund, the statements of changes in net assets for the year or period ended September 30, 1998, and prior, and the financial highlights for each of the years or periods ended September 30, 1998 and prior, were audited by other auditors whose report dated November 23, 1998 and April 30, 1999 expressed an unqualified opinion on those financial state-ments and financial highlights.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Sep-tember 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the portfolios of the Evergreen Select Fixed Income Trust as of September 30, 1999, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with generally accepted accounting principles.

                                   /s/ KPMG LLP

Boston, Massachusetts
November 5, 1999

                       Additional Information (Unaudited)

FEDERAL TAX STATUS OF DIVIDENDS

Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term 20% capital gains for the fiscal year ended September 30, 1999:

                                                     Aggregate  Per Share
                                                     --------------------
         Core Bond Fund............................. 10,796,853   0.193
         Income Plus Fund........................... 10,151,945   0.044
         Intermediate Bond Fund.....................  8,238,041   0.739
         Limited Duration Fund......................     51,965   0.007

For the fiscal year ended September 30, 1999, the percentage representing the portion of dividends exempt from federal income taxes, other than alternative minimum tax for Intermediate Bond Fund is 99.85%.

YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

Evergreen Select Funds*


Money Market
Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund
U.S. Government Money Market Fund

Municipal Fixed
Income
Intermediate Term Municipal Bond Fund

Taxable Fixed
Income
International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Fixed Income II
Adjustable Rate Fund
Limited Duration Fund

Growth and Income/
Balanced
Balanced Fund

Growth
Special Equity Fund
Small Cap Growth Fund
Small Company Value Fund
Strategic Growth Fund
Core Equity Fund
Equity Index Fund
Large Cap Blend Fund
Strategic Value Fund
Diversified Value Fund
Social Principles
Secular Growth Fund



* Minimum investment in an Evergreen
Select Fund is $1,000,000.



28575                                                  543698          11/99






[LOGO OF EVERGREEN FUNDS]                               BULK RATE
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                       EVERGREEN SELECT FIXED INCOME TRUST

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

     The response to this item is incorporated by reference to the sub- caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Select Fixed Income Trust's Registration Statement on Form N-1A filed on September 19, 1997. Registration No. 333-36019 ("Form N-1A Registration Statement")

2.   Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3.   Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Evergreen Select Fixed Income Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII.

6(a).Investment Advisory Agreement between First Union National Bank and
     Evergreen Select Fixed Income Trust. Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on June 30, 1998 ("Registrant's PEA No. 3").

7(a).Distribution Agreement between Evergreen  Distributor,  Inc. and Evergreen
     Select Fixed Income Trust. Incorporated by reference to Registrant's PEA No. 3.

8. Form of Deferred Compensation Plan. Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on November 17, 1997.

9. Agreement between State Street Bank and Trust Company and Evergreen Select Fixed Income Trust. Incorporated by reference to Registrant's PEA
     No. 3.

10. Rule 12b-1 Distribution Plan. Incorporated by reference to Registrant's PEA No. 3.

11.  Opinion and Consent of Sullivan & Worcester  LLP. Filed herewith.

12.  Tax  Opinion  and  Consent  of  Sullivan &  Worcester  LLP.  To be filed by
     Amendment.

13.  Not applicable.

14.  Consent of KPMG LLP. Filed herewith.

15.  Not applicable

16.  Not applicable.

17.  Powers of Attorney. Filed herewith.

18.  Form of Proxy Card. Filed herewith.

19.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a apart of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 12th day of April, 2000.


                                            EVERGREEN SELECT FIXED INCOME TRUST

                                            By:      /s/ William M. Ennis
                                                     ----------------------
                                                     Name:  William M. Ennis*
                                                     Title: President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 12th day of April, 2000.


/s/William M. Ennis                     /s/ Laurence B. Ashkin            /s/ Charles A. Austin, III
----------------------------            -----------------------------     --------------------------------
William M. Ennis*                       Laurence B. Ashkin*               Charles A. Austin III*
President                               Trustee                           Trustee

/s/ K. Dun Gifford                      /s/ Arnold H. Dreyfuss            /s/ William Walt Pettit
----------------------------            ----------------------------      --------------------------------
K. Dun Gifford*                         Arnold H. Dreyfuss*               William Walt Pettit*
Trustee                                 Trustee                           Trustee

/s/ Leroy Keith, Jr.                    /s/ Thomas L. McVerry              /s/ Michael S. Scofield
----------------------------            -----------------------------      --------------------------------
Leroy Keith, Jr. *                      Thomas L. McVerry*                 Michael S. Scofield*
Trustee                                 Trustee                            Trustee

/s/ Gerald M. McDonnell                 /s/ Russell A. Salton, III MD      /s/ Louis W. Moelchert, Jr.
----------------------------            ------------------------------     -------------------------------
Gerald M. McDonell*                     Russell A. Salton, III MD*         Louis W. Moelchert, Jr.*
Trustee                                 Trustee                            Trustee

/s/ David M. Richardson                 /s/ Richard K. Wagoner             /s/ Carol Kosel
----------------------------            ------------------------------     -------------------------------
David M. Richardson*                    Richard K. Wagoner*                Carol Kosel*
Trustee                                 Trustee                            Treasurer (Principal Financial and
                                                                           Accounting Officer)
/s/ Richard J. Shima
----------------------------
Richard J. Shima*
Trustee


*By: /s/ Beth K. Werths
----------------------------
Beth K. Werths
Attorney-in-Fact


     *Beth K. Werths, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.


                                INDEX TO EXHIBITS


EXHIBIT NO.             EXHIBIT

11       Opinion and Consent of Sullivan & Worcester LLP
14       Consent of KPMG LLP
17       Pwers of Attorney
18       Form of Proxy